Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Current assets:
Cash and cash equivalents	$ 97,970	$ 193,902	$ 161,908	$ 89,948	$ 44,339	$ 28,854
Receivables, net (Note 3)	100,706	102,874		93,932
Inventories, net (Note 4)	415,720	381,949		370,492
Prepaids and other current assets (Note 6)	48,478	40,569		42,275
Total current assets	662,874	719,294		596,647
Long-term assets:
Goodwill (Note 7)	625,878	625,241		624,753
Brands (Note 7)	720,000	720,000		720,000
Other intangible assets, net (Note 7)	143,849	147,224		154,370
Property, plant and equipment, net (Note 8)	191,053	193,428		199,581
Deferred financing fees, net (Note 2)	12,656	14,129		18,411
Other long-term assets (Note 9)	7,767	5,767		4,332
Total long-term assets	1,701,203	1,705,789		1,721,447
Total assets	2,364,077	2,425,083		2,318,094
Current liabilities:
Accounts payable	128,793	98,662		95,904
Accrued payroll and related liabilities (Note 10)	24,211	25,656		22,277
Accrued interest (Note 12)	2,004	13,372		14,552
Current portion, long-term debt (Note 12)	1,592	28,070		1,724
Deferred revenue and other current liabilities (Note 11)	73,688	69,065		65,162
Total current liabilities	230,288	234,825		199,619
Long-term liabilities:
Long-term debt (Note 12)	900,615	1,030,429		1,058,085
Deferred tax liabilities, net (Note 5)	289,134	288,015		288,894
Other long-term liabilities (Note 13)	33,397	33,950		39,520
Total long-term liabilities	1,223,146	1,352,394		1,386,499
Total liabilities	1,453,434	1,587,219		1,586,118
Preferred stock, $0.001 par value, 60,000 shares authorized: Series A, 30,500 shares designated, 30,134 shares issued, 29,867 shares outstanding and 267 shares held in treasury at December 31, 2010, and 30,500 shares designated, 30,129 shares issued, 20,862 shares outstanding and 267 shares held in treasury at December 31, 2009 (Note 17)		218,381		197,742
Common stock, $0.001 par value, 150,000 shares authorized:
Paid-in-capital	695,800	451,728		448,556
Retained earnings	212,425	171,224		95,263
Treasury stock, at cost	(2,277)	(2,277)		(2,474)
Accumulated other comprehensive income (loss)	4,591	(1,280)		(7,199)
Total stockholders' equity	910,643	619,483	578,004	534,234	474,458	446,429
Total liabilities and stockholders' equity	2,364,077	2,425,083		2,318,094
Class A Common Stock
Common stock, $0.001 par value, 150,000 shares authorized:
Common stock	90	60		60
Total stockholders' equity	90	60	60	60	60	60
Class B Common Stock
Common stock, $0.001 par value, 150,000 shares authorized:
Common stock	14	28		28
Total stockholders' equity	$ 14	$ 28	$ 28	$ 28	$ 28	$ 28

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	60,000	60,000	60,000
Preferred stock, Series A, designated		30,500	30,500
Preferred stock, Series A, shares issued		30,134	30,129
Preferred stock, Series A, shares outstanding		29,867	20,862
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	150,000	150,000	150,000
Class A Common Stock
Treasury Stock Held	769	769	784
Common stock, shares issued	90,833	59,968	59,954
Common stock, shares outstanding	90,064	59,199	59,170
Class B Common Stock
Common stock, shares issued	13,782	28,169	28,169
Common stock, shares outstanding	13,782	28,169	28,169
Preferred Stock
Treasury Stock Held	0	267	267

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue	$ 518,535	$ 455,730	$ 1,024,543	$ 920,749	$ 1,822,168	$ 1,707,007	$ 1,656,729
Cost of sales, including costs of warehousing, distribution and occupancy	327,618	292,118	649,779	591,238	1,179,886	1,116,437	1,082,630
Gross profit	190,917	163,612	374,764	329,511	642,282	590,570	574,099
Compensation and related benefits	75,363	67,641	146,636	135,474	273,797	263,046	249,793
Advertising and promotion	13,391	14,122	27,598	29,576	51,707	50,034	55,060
Other selling, general and administrative	29,418	25,458	57,901	50,963	100,687	96,619	98,903
Foreign currency (gain) loss	48	19	(119)	(57)	(296)	(155)	733
Transaction related costs			12,362		3,981
Operating income	72,697	56,372	130,386	113,555	212,406	181,026	169,610
Interest expense, net (Note 12)	15,723	16,274	54,099	32,886	65,376	69,940	83,000
Income before income taxes	56,974	40,098	76,287	80,669	147,030	111,086	86,610
Income tax expense (Note 5)	20,970	14,687	30,360	29,597	50,463	41,562	31,952
Net income	36,004	25,411	45,927	51,072	96,567	69,524	54,658
Income per share - Basic and Diluted:
Net income	36,004	25,411	45,927	51,072	96,567	69,524	54,658
Preferred stock dividends	(494)	(5,086)	(4,726)	(10,048)	(20,606)	(18,667)	(16,861)
Net income available to common shareholders	$ 35,510	$ 20,325	$ 41,201	$ 41,024	$ 75,961	$ 50,857	$ 37,797
Earnings per share:
Basic (in dollars per share)	$ 0.35	$ 0.23	$ 0.43	$ 0.47	$ 0.87	$ 0.58	$ 0.43
Diluted (in dollars per share)	$ 0.34	$ 0.23	$ 0.42	$ 0.46	$ 0.85	$ 0.58	$ 0.43
Weighted average common shares outstanding:
Basic (in shares)	102,723	87,353	95,088	87,347	87,339	87,421	87,761
Diluted (in shares)	105,908	88,223	97,972	88,452	88,917	87,859	87,787

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands	Total	Class A Common Stock	Class B Common Stock	Treasury Stock	Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Comprehensive Income
Balance at Dec. 31, 2007	$ 446,429	$ 60	$ 28	$ (235)	$ 440,819	$ 6,609	$ (852)
Balance (in shares) at Dec. 31, 2007		59,585	28,169
Comprehensive income (loss):
Net income	54,658					54,658		54,658
Unrealized gain (loss) on derivatives designated and qualified as cash flow hedges, net of tax of $2,625, $1,537 and $4,829 for year ended 2010, 2009 and 2008, respectively and for $2,718 and $874 for June 30, 2011 and June 30, 2010, respectively	(8,438)						(8,438)	(8,438)
Foreign currency translation adjustments	(4,767)						(4,767)	(4,767)
Comprehensive income	41,453							41,453
Capital contribution	2,288				2,288
Capital contribution (in shares)		338
Purchase of treasury stock	(1,445)			(1,445)
Purchase of treasury stock (in shares)		(413)
Preferred stock dividend	(16,861)					(16,861)
Non-cash stock-based compensation	2,594				2,594
Balance at Dec. 31, 2008	474,458	60	28	(1,680)	445,701	44,406	(14,057)
Balance (in shares) at Dec. 31, 2008		59,510	28,169
Comprehensive income (loss):
Net income	69,524					69,524		69,524
Unrealized gain (loss) on derivatives designated and qualified as cash flow hedges, net of tax of $2,625, $1,537 and $4,829 for year ended 2010, 2009 and 2008, respectively and for $2,718 and $874 for June 30, 2011 and June 30, 2010, respectively	2,686						2,686	2,686
Foreign currency translation adjustments	4,172						4,172	4,172
Comprehensive income	76,382							76,382
Purchase of treasury stock	(794)			(794)
Purchase of treasury stock (in shares)		(340)
Preferred stock dividend	(18,667)					(18,667)
Non-cash stock-based compensation	2,855				2,855
Balance at Dec. 31, 2009	534,234	60	28	(2,474)	448,556	95,263	(7,199)
Balance (in shares) at Dec. 31, 2009		59,170	28,169
Comprehensive income (loss):
Net income	51,072					51,072		51,072
Unrealized gain (loss) on derivatives designated and qualified as cash flow hedges, net of tax of $2,625, $1,537 and $4,829 for year ended 2010, 2009 and 2008, respectively and for $2,718 and $874 for June 30, 2011 and June 30, 2010, respectively	1,526						1,526	1,526
Foreign currency translation adjustments	(446)						(446)	(446)
Comprehensive income	52,152							52,152
Purchase of treasury stock	90				90
Purchase of treasury stock (in shares)		14
Preferred stock dividend	(10,048)					(10,048)
Non-cash stock-based compensation	1,576				1,576
Balance at Jun. 30, 2010	578,004	60	28	(2,474)	450,222	136,287	(6,119)
Balance (in shares) at Jun. 30, 2010		59,184	28,169
Balance at Dec. 31, 2009	534,234	60	28	(2,474)	448,556	95,263	(7,199)
Balance (in shares) at Dec. 31, 2009		59,170	28,169
Comprehensive income (loss):
Net income	96,567					96,567		96,567
Unrealized gain (loss) on derivatives designated and qualified as cash flow hedges, net of tax of $2,625, $1,537 and $4,829 for year ended 2010, 2009 and 2008, respectively and for $2,718 and $874 for June 30, 2011 and June 30, 2010, respectively	4,585						4,585	4,585
Foreign currency translation adjustments	1,334						1,334	1,334
Comprehensive income	102,486							102,486
Issuance of common stock	200			197	3
Issuance of common stock (in shares)		29
Preferred stock dividend	(20,606)					(20,606)
Non-cash stock-based compensation	3,169				3,169
Balance at Dec. 31, 2010	619,483	60	28	(2,277)	451,728	171,224	(1,280)
Balance (in shares) at Dec. 31, 2010		59,199	28,169
Comprehensive income (loss):
Net income	45,927					45,927		45,927
Unrealized gain (loss) on derivatives designated and qualified as cash flow hedges, net of tax of $2,625, $1,537 and $4,829 for year ended 2010, 2009 and 2008, respectively and for $2,718 and $874 for June 30, 2011 and June 30, 2010, respectively	4,751						4,751	4,751
Foreign currency translation adjustments	1,120						1,120	1,120
Comprehensive income	51,798							51,798
Issuance of common stock	237,253	16			237,237
Issuance of common stock (in shares)		16,000
Preferred stock dividend	(4,726)					(4,726)
Non-cash stock-based compensation	2,215				2,215
Balance at Jun. 30, 2011	$ 910,643	$ 90	$ 14	$ (2,277)	$ 695,800	$ 212,425	$ 4,591
Balance (in shares) at Jun. 30, 2011		90,064	13,782

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss)
Unrealized loss (gain) on derivatives designated and qualified as cash flow hedges, tax	$ 2,718	$ 874	$ 2,625	$ 1,537	$ (4,829)

Consolidated Statements of Cash Flows (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 45,927	$ 51,072	$ 96,567	$ 69,524	$ 54,658
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of original issue discount - early debt extinguishment	2,437
Write-off of deferred financing fees - early debt extinguishment	17,418
Depreciation expense	19,085	18,821	39,206	36,906	31,562
Amortization of intangible assets	3,806	4,051	7,787	9,759	10,891
Amortization of deferred financing fees	1,401	2,124	4,282	4,104	3,907
Amortization of original issue discount	235	201	412	374	339
Increase in provision for inventory losses	8,847	5,943	16,250	11,151	14,406
Non-cash stock-based compensation	2,215	1,576	3,169	2,855	2,594
(Decrease) increase in provision for losses on accounts receivable	180	(662)	(811)	(2,540)	253
(Increase) decrease in net deferred taxes			(8,132)	21,431	24,371
Changes in assets and liabilities:
Decrease (increase) in receivables	831	2,671	(8,809)	(3,428)	(5,131)
Increase in inventory, net	(40,884)	(31,695)	(26,324)	(15,661)	(48,248)
Decrease (increase) in other working capital	(9,781)	5,374	6,454	6,725	(15,796)
(Decrease) increase in accounts payable	30,158	24,052	2,705	(28,119)	22,075
Decrease in interest payable	(11,369)	(1,264)	(1,180)	(1,193)	(2,365)
Increase (decrease) in accrued liabilities	9,011	4,351	9,924	2,083	(16,151)
Net cash provided by operating activities	79,517	86,615	141,500	113,971	77,365
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(16,455)	(13,675)	(32,522)	(28,682)	(48,666)
Merger of the Company (Note 1)			(3,096)	(11,268)	(10,842)
Franchise store conversions	284	64	177	239	404
Investment in joint ventures	(1,020)
Acquisition of intangibles					(1,000)
Store acquisition costs	(686)	(240)	(632)	(2,463)	(321)
Net cash used in investing activities	(17,877)	(13,851)	(36,073)	(42,174)	(60,425)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of preferred stock			33		775
Repurchase of Class A preferred stock	(223,107)
Issuance of Class A common stock	237,253	90	200		2,288
Purchase of treasury shares				(1,065)	(1,863)
Redemption of Senior Toggle Notes	(300,000)
Redemption of Senior Subordinated Notes	(110,000)
Proceeds from exercised stock options	3,325
Tax benefit from exercise of stock options	1,612
Payments on long-term debt	(783)	(966)	(1,721)	(19,952)	(7,974)
Financing fees	(17,346)			(45)
Net cash used in financing activities	(157,228)	(876)	(1,488)	(26,437)	(1,399)
Effect of exchange rate on cash and cash equivalents	(344)	72	15	249	(56)
Net increase (decrease) in cash and cash equivalents	(95,932)	71,960	103,954	45,609	15,485
Beginning balance, cash and cash equivalents	193,902	89,948	89,948	44,339	28,854
Ending balance, cash and cash equivalents	97,970	161,908	193,902	89,948	44,339
2011 Senior Credit Facility
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings from (Payments on) revolving credit facility	$ 1,196,200			$ (5,375)	$ 5,375

NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2010
NATURE OF BUSINESS
NATURE OF BUSINESS

NOTE 1. NATURE OF BUSINESS

          General Nature of Business.    GNC Acquisition Holdings Inc., a Delaware corporation ("Holdings", and together with its subsidiaries and, unless the context requires otherwise, its and their respective predecessors, collectively the "Company"), is a leading specialty retailer of nutritional supplements, which include: vitamins, minerals and herbal supplements ("VMHS"), sports nutrition products, diet products and other wellness products.

          The Company's organizational structure is vertically integrated as the operations consist of purchasing raw materials, formulating and manufacturing products and selling the finished products through its retail, franchising and manufacturing/wholesale segments. The Company operates primarily in three segments: Retail; Franchising; and Manufacturing/Wholesale. Corporate retail store operations are located in North America and Puerto Rico and in addition the Company offers products domestically through GNC.com and www.drugstore.com. Franchise stores are located in the United States and 46 international countries. The Company operates its primary manufacturing facilities in South Carolina and distribution centers in Arizona, Pennsylvania and South Carolina. The Company manufactures the majority of its branded products, but also merchandises various third-party products. Additionally, the Company licenses the use of its trademarks and trade names.

          The processing, formulation, packaging, labeling and advertising of the Company's products are subject to regulation by one or more federal agencies, including the Food and Drug Administration (the "FDA"), Federal Trade Commission (the "FTC"), Consumer Product Safety Commission, the United States Department of Agriculture and the Environmental Protection Agency. These activities are also regulated by various agencies of the states and localities in which the Company's products are sold.

          Merger of the Company.    Together with Holdings' wholly owned subsidiary GNC Acquisition Inc., Holdings entered into an Agreement and Plan of Merger (the "Merger Agreement") with GNC Parent Corporation on February 8, 2007. Pursuant to the Merger Agreement and on March 16, 2007, GNC Acquisition Inc. was merged with and into GNC Parent Corporation, with GNC Parent Corporation as the surviving corporation and a wholly owned subsidiary of Holdings (the "Merger"). The purchase equity contribution was made by Ares Corporate Opportunities Fund II, L.P. ("Ares") and Ontario Teachers' Pension Plan Board ("OTPP"), together with additional institutional investors and certain management of Holdings. The transaction closed on March 16, 2007 and was accounted for under the purchase method of accounting. The transaction occurred between unrelated parties and no common control existed. The merger consideration (excluding acquisition costs of  $13.7 million) totaled  $1.65 billion, including the repayment of existing debt and other liabilities, and was funded with a combination of equity contributions and the issuance of new debt.

          The Company was subject to certain tax adjustments that were settled upon filing of the predecessor's final tax return, and receipt of the tax refund associated with that return. Also, pursuant to the Merger Agreement, the Company agreed to pay additional consideration for amounts refunded from tax returns. During the period from March 16 to December 31, 2007, the Company paid  $25.9 million in additional consideration for total cash paid for the Merger of  $1,642.1 million. In 2010, 2009, and 2008, pursuant to the Merger Agreement,  $3.1 million,  $11.3 million, and  $10.8 million of additional consideration was paid, respectively. The Merger Agreement requires payments to former shareholders and optionholders in lieu of income tax payments made for utilizing net operating losses ("NOL's") created as a result of the Merger.

          Pursuant to the Merger Agreement, as amended, GNC Acquisition Inc. was merged with and into GNC Parent Corporation with GNC Parent Corporation surviving the Merger. Subsequently on March 16, 2007, GNC Parent Corporation was converted into a Delaware limited liability company and renamed GNC Parent LLC.

BASIS OF PRESENTATION, REVISIONS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
BASIS OF PRESENTATION, REVISIONS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION, REVISIONS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2. BASIS OF PRESENTATION, REVISIONS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Presentation

          The accompanying consolidated financial statements and footnotes have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and with the instructions to Form S-1 and Regulation S-X. The Company's normal reporting period is based on a calendar year.

(b)    Revisions

          The Company has revised the classification of its Series A Preferred Stock in the accompanying consolidated financial statements to present such shares as mezzanine equity instead of including these securities in stockholders' equity due to the contractual terms of the preferred stock, as disclosed in Note 17, which provide for redemption upon a liquidation event as defined in the agreement.

(c)    Summary of Significant Accounting Policies

          Principles of Consolidation.    The consolidated financial statements include the accounts of Holdings and all of its subsidiaries and a variable interest entity. All material intercompany transactions have been eliminated in consolidation.

          The Company has no relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities, which would have been established for the purpose of facilitating off balance sheet arrangements, or other contractually narrow or limited purposes.

          Use of Estimates.    The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions. Accordingly, these estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Some of the most significant estimates pertaining to the Company include the valuation of inventories, the allowance for doubtful accounts, income tax valuation allowances and the recoverability of long-lived assets. On a regular basis, management reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews and if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates.

          Cash and Cash Equivalents.    The Company considers cash and cash equivalents to include all cash and liquid deposits and investments with a maturity of three months or less. The majority of payments due from banks for third-party credit cards process within 24-48 hours, except for transactions occurring on a Friday, which are generally processed the following Monday. All credit card transactions are classified as cash and the amounts due from these transactions totaled  $2.4 million at December 31, 2010 and  $2.1 million at December 31, 2009.

          Book overdrafts of  $3.6 million and  $0.7 million as of December 31, 2010 and 2009, respectively, represent checks issued that had not been presented for payment to the banks and are classified as accounts payable in the Company's consolidated balance sheet. The Company typically funds these overdrafts through normal collections of funds or transfers from bank balances at other financial institutions. Under the terms of the Company's facilities with its banks, the respective financial institutions are not legally obligated to honor the book overdraft balances as of December 31, 2010 and 2009, or any balance on any given date.

          Inventories.    Inventory components consist of raw materials, finished product and packaging supplies. Inventories are stated at the lower of cost or market on a first in / first out ("FIFO") basis. Cost is determined using a standard costing system which approximates actual costs. The Company regularly reviews its inventory levels in order to identify slow moving and short dated products, expected length of time for product sell through and future expiring product. Upon analysis, the Company adjusts the carrying value for such inventory. When adjustments are considered necessary, after such reviews, the inventory balances are adjusted and reflected net in the accompanying financial statements.

          Accounts Receivable and Allowance for Doubtful Accounts.    The Company sells product to its franchisees and, to a lesser extent, various third parties. See Note 3, "Receivables", for the components of accounts receivable. To determine the allowance for doubtful accounts in accordance with the standard on impairment of receivables, factors that affect collectability from the Company's franchisees or third-party customers include their financial strength, payment history, reported sales and the overall retail economy. The Company establishes an allowance for doubtful accounts for franchisees based on an assessment of the franchisees' operations which includes analysis of their operating cash flows, sales levels, and status of amounts due to the Company, such as rent, interest and advertising. In addition, the Company considers the franchisees' inventory and fixed assets, which the Company can use as collateral in the event of a default by the franchisee. An allowance for international franchisees is calculated based on unpaid, non collateralized amounts associated with their receivable balance. An allowance for receivable balances due from third parties is recognized, if considered necessary, based on facts and circumstances. These allowances are deducted from the related receivables and reflected net in the accompanying financial statements.

          Notes Receivable.    The Company offers financing to qualified franchisees in connection with the initial purchase of a franchise store. The notes offered by the Company to its franchisees are demand notes, payable monthly over a period ranging from five to seven years. Interest accrues principally at an annual rate that ranges from 8.0% to 13.75%, based on the amount of initial deposit, and is payable monthly. Allowances for these receivables are recognized in accordance with the Company's policy described in Accounts Receivable and Allowance for Doubtful Accounts above.

          Property, Plant and Equipment.    Property, plant and equipment expenditures are recorded at cost. The useful lives ranged from one year to sixteen years across all asset classes with the exception of buildings, whose useful lives ranged from fifteen to thirty seven years. Depreciation and amortization are recognized using the straight-line method over the estimated useful life of the property. Fixtures are depreciated over three to fifteen years, and equipment is generally depreciated over ten years. Computer equipment and software costs are generally depreciated over three to five years. Amortization of improvements to retail leased premises is recognized using the straight-line method over the estimated useful life of the improvements, or over the life of the related leases including renewals that are reasonably assured, whichever period is shorter. Buildings are depreciated over forty years and building improvements are depreciated over the remaining useful life of the building. The Company records tax depreciation in conformity with the provisions of applicable tax law.

          Expenditures that materially increase the value or clearly extend the useful life of property, plant and equipment are capitalized in accordance with the policies outlined above. Repair and maintenance costs incurred in the normal operations of business are expensed as incurred. Gains from the sale of property, plant and equipment are recognized in current operations.

          The Company recognized depreciation expense of property, plant and equipment of  $39.2 million,  $36.9 million, and  $31.6 million for the years ended December 31, 2010, 2009, and 2008, respectively.

          Goodwill and Intangible Assets.    Goodwill represents the excess of purchase price over the fair value of identifiable net assets of acquired entities. Goodwill and intangible assets with indefinite useful lives are not amortized, but instead are tested for impairment at least annually. The Company completes its annual impairment test in the fourth quarter. The Company records goodwill and franchise rights upon the acquisition of franchisee stores when the consideration given to the franchisee exceeds the fair value of the identifiable assets acquired and liabilities assumed of the store. This goodwill is accounted for in accordance with the above policy. See Note 7, "Goodwill, Brands, and Other Intangible Assets, Net".

          Long-lived Assets.    The Company periodically performs reviews of underperforming businesses and other long-lived assets, including amortizable intangible assets, for impairment pursuant to the provisions of the standard related to the accounting for impairment on disposal of long lived assets. Factors the Company considers important that may trigger an impairment review include: significant changes in the manner of its use of assets of the strategy for its overall business, significant negative industry or economic trends, store closings or under-performing business trends. These reviews may include an analysis of the current operations and capacity utilization, in conjunction with an analysis of the markets in which the businesses are operating. A comparison is performed of the undiscounted projected cash flows of the current operating forecasts to the net book value of the related assets. If it is determined that the full value of the assets may not be recoverable, an appropriate charge to adjust the carrying value of the long-lived assets to fair value may be required.

          Revenue Recognition.    The Company operates predominately as a retailer, through company-owned stores, franchise stores and sales through its website, GNC.com and to a lesser extent through wholesale operations.

          The Retail segment recognizes revenue at the moment a sale to a customer is recorded. These revenues are recorded via the Company's point of sale system. Gross revenues are reduced by actual customer returns and an allowance for expected customer returns. The Company records a reserve for expected customer returns based on management's estimate, which is derived from historical return data. Revenue is deferred on sales of the Company's Gold Cards and subsequently amortized over 12 months. The length of the amortization period is determined based on matching the discounts associated with the Gold Card program to the revenue deferral during the twelve month membership period. For an annual fee, the card provides customers with a 20% discount on all products purchased, both on the date the card is purchased and certain specified days of every month.

          The Company also sells gift cards to its customers. Revenue from gift cards is recognized when the gift card is redeemed. These gift cards do not have expiration dates. Based upon historical redemption rates, a small percentage of gift cards will never be redeemed, referred to as "breakage". The Company first sold gift cards in late 2001 and the Company began to recognize gift card breakage revenue in 2008, when the likelihood of redemption became remote and amounts were not escheatable. Total revenue includes  $0.3 million for each of the years ended December 31, 2010 and 2009, and  $0.6 million for the year ended December 31, 2008, related to recognition of gift card breakage revenue.

          The Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. See Note 21, "Franchise Revenue". These revenues are netted by actual franchisee returns and an allowance for projected returns. The franchisees purchase a majority of the products they sell from the Company at wholesale prices. Revenue on product sales to franchisees is recognized when risk of loss, title and insurable risks have transferred to the franchisee. Franchise fees are recognized by the Company at the time of a franchise store opening. Interest on the financing of franchisee notes receivable is recognized as it becomes due and payable. Gains from the sale of company-owned stores to franchisees are recognized in accordance with the standard on accounting for sales of real estate. This standard requires gains on sales of corporate stores to franchisees to be deferred until certain criteria are satisfied regarding the collectability of the related receivable and the seller's remaining obligations. Remaining sources of franchise income, including royalties, are recognized as earned.

          The Manufacturing/Wholesale segment sells product primarily to the other Company segments and third-party customers. Revenue is recognized when risk of loss, title and insurable risks have transferred to the customer, net of estimated returns and allowances. The Company also has a consignment arrangement with certain customers and revenue is recognized when products are sold to the ultimate customer.

          Cost of Sales.    The Company purchases products directly from third-party manufacturers as well as manufactures its own products. The Company's cost of sales includes product costs, costs of warehousing and distribution and occupancy costs. The cost of manufactured products includes depreciation expense related to the manufacturing facility and related equipment.

          Vendor Allowances.    The Company enters into two main types of arrangements with certain vendors, the most significant of which results in the Company receiving credits as sales rebates based on arrangements with such vendors. The Company also enters into arrangements with certain vendors through which the Company receives rebates for purchases during the year typically based on volume discounts. As the right of offset exists under these arrangements, rebates received under both arrangements are recorded as a reduction in the vendors' accounts payable balances on the balance sheet and represent the estimated amounts due to the Company under the rebate provisions of such contracts. The corresponding rebate income is recorded as a reduction of cost of goods sold based on inventory turnover, in accordance with the provisions of the standard on accounting by a reseller for cash consideration received from a vendor. For volume rebates, the appropriate level of such income is derived from the level of actual purchases made by the Company from suppliers. The amount recorded as a reduction to cost of goods sold was  $40.0 million,  $34.1 million and  $29.3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

          Distribution and Shipping Costs.    The Company bills franchisees and third-party customers shipping and transportation costs and reflects these charges in revenue. The unreimbursed costs that are associated with these costs are included in cost of sales.

          Research and Development.    Research and development costs arising from internally generated projects are expensed by the Company as incurred. The Company recognized  $0.5 million,  $0.4 million and  $0.9 million for the years ended December 31, 2010, 2009, and 2008, respectively. These costs are included in Other SG&A costs in the accompanying financial statements.

          Advertising Expenditures.    The Company recognizes advertising, promotion and marketing program costs the first time the advertising takes place with exception to the costs of producing advertising, which are expensed as incurred during production. The Company administers national advertising funds on behalf of its franchisees. In accordance with the franchisee contracts, the Company collects advertising fees from the franchisees and utilizes the proceeds to coordinate various advertising and marketing campaigns. The Company recognized  $51.7 million,  $50.0 million and  $55.1 million for the years ended December 31, 2010, 2009, and 2008, respectively, net of approximately  $11.0 million annually from the national advertising fund.

          Leases.    The Company has various operating leases for company-owned and franchise store locations and equipment. Store leases generally include amounts relating to base rental, percent rent and other charges such as common area maintenance fees and real estate taxes. Periodically, the Company receives varying amounts of reimbursements from landlords to compensate the Company for costs incurred in the construction of stores. These reimbursements are amortized by the Company as an offset to rent expense over the life of the related lease. The Company determines the period used for the straight-line rent expense for leases with option periods and conforms it to the term used for amortizing improvements.

          The Company leases an approximately 300,000 square-foot-facility in Greenville, South Carolina where the majority of its proprietary products are manufactured. The Company also leases a 630,000 square foot complex located in Anderson, South Carolina, for packaging, materials receipt, lab testing, warehousing and distribution. Both the Greenville and Anderson facilities are leased on a long-term basis pursuant to "fee-in-lieu-of-taxes" arrangements with the counties in which the facilities are located, but the Company retains the right to purchase each of the facilities at any time during the lease for  $1.00, subject to a loss of tax benefits. As part of a tax incentive arrangement, the Company assigned the facilities to the counties and leases them back under operating leases. The Company leases the facilities from the counties where located, in lieu of paying local property taxes. Upon exercising its right to purchase the facilities back from the counties, the Company will be subject to the applicable taxes levied by the counties. In accordance with the standards on the accounting for leases, the purchase option in the lease agreements prevent sale-leaseback accounting treatment. As a result, the original cost basis of the facilities remains on the balance sheet and continues to be depreciated.

          The Company leases a 217,000 square foot distribution center in Leetsdale, Pennsylvania and a 112,000 square foot distribution center in Phoenix, Arizona. The Company also leases warehouse space in Canada. The Company also has operating leases for its fleet of distribution tractors and trailers and fleet of field management vehicles. In addition, the Company also has a minimal amount of leased office space in California, Florida, and Canada. The expense associated with leases that have escalating payment terms is recognized on a straight-line basis over the life of the lease. See Note 15, "Long-Term Lease Obligations".

          Contingencies.    In accordance with the standards on contingencies the Company accrues a loss contingency if it is probable and can be reasonably estimated or a liability had been incurred at the date of the financial statements if those financial statements have not been issued. If both of the conditions above are not met, or if an exposure to loss exists in excess of the amount accrued, disclosure of the contingency shall be made when there is at least a reasonable possibility that a loss or an additional loss may have been incurred. The Company accrues costs that are part of legal settlements when the settlement is probable.

          Pre-Opening Expenditures.    The Company recognizes the cost associated with the opening of new stores as incurred. These costs are charged to expense and are not material for the periods presented. Franchise store pre-opening costs are incurred by the franchisees.

          Deferred Financing Fees.    In conjunction with the Merger,  $29.3 million in costs related to the financing of debt were capitalized and are being amortized over the life of the debt. Accumulated amortization as of December 31, 2010 and 2009 was  $15.2 million and  $10.9 million, respectively.

          Income Taxes.    The Company accounts for income taxes in accordance with the standards on income taxes. As prescribed by these standards, the Company utilizes the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. See Note 5, "Income Taxes".

          For the year ended December 31, 2010, the Company will file a consolidated federal income tax return. For state income tax purposes, the Company will file on both a consolidated and separate return basis in the states in which it conducts business. The Company filed in a consistent manner in 2009 and 2008.

          It is the Company's policy to recognize interest and penalties related to uncertain tax positions as a component of income tax expense. See Note 5, "Income Taxes", for additional information regarding the change in unrecognized tax benefits.

          Self-Insurance.    The Company has procured insurance for such areas as: (1) general liability; (2) product liability; (3) directors and officers liability; (4) property insurance; and (5) ocean marine insurance. The Company is self-insured for such areas as: (1) medical benefits; (2) worker's compensation coverage in the State of New York with a stop loss of  $250,000; (3) physical damage to the Company's tractors, trailers and fleet vehicles for field personnel use; and (4) physical damages that may occur at the corporate store locations. The Company is not insured for certain property and casualty risks due to the Company's assessment of frequency and severity of a loss, the cost of insurance and the overall risk analysis.

          The Company carries product liability insurance with a retention of  $3.0 million per claim with an aggregate cap on retained losses of  $10.0 million. The Company carries general liability insurance with retention of  $110,000 per claim with an aggregate cap on retained losses of  $600,000. The majority of the Company's workers' compensation and auto insurance are in a deductible/retrospective plan. The Company reimburses the insurance company for the workers' compensation and auto liability claims, subject to a  $250,000 and  $100,000 loss limit per claim, respectively.

          As part of the medical benefits program, the Company contracts with national service providers to provide benefits to its employees for all medical, dental, vision and prescription drug services. The Company then reimburses these service providers as claims are processed from Company employees. The Company maintains a specific stop loss provision of  $250,000 per individual per plan year with a maximum lifetime benefit limit of  $2.0 million per individual. The Company has no additional liability once a participant exceeds the  $2.0 million ceiling. The Company's liability for medical claims is included as a component of accrued benefits in Note 10, "Accrued Payroll and Related Liabilities", and was  $1.9 million and  $2.0 million as of December 31, 2010 and 2009, respectively.

          Stock Compensation.    The Company utilizes the Black-Scholes model to calculate the fair value of options. The resulting compensation cost is recognized in the Company's financial statements over the option vesting period.

          Earnings Per Share.    Basic earnings per share is computed by dividing net earnings by the weighted average common shares outstanding for the period. Diluted earnings per share is computed by dividing net earnings by the weighted average common shares outstanding adjusted for the dilutive effect of stock options, excluding antidilutive shares, under Holdings' stock option plan. See Note 19, "Stock-based Compensation Plans" for additional disclosure.

          The following table represents the Company's basic and dilutive earnings per share:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
	(in thousands)
Net income	$96,567	$69,524	$54,658
Cumulative preferred stock dividends	(20,606)	(18,667)	(16,861)

Net income (loss) available to common stockholders	$75,961	$50,857	$37,797

Weighted average shares	87,339	87,421	87,761
Effect of dilutive employee stock options	1,578	438	26

Diluted weighted average shares	88,917	87,859	87,787

Basic earnings (loss) per share	$0.87	$0.58	$0.43
Diluted earnings (loss) per share	$0.85	$0.58	$0.43

          Unexercised stock options of 7.8 million, 8.8 million, and 8.9 million shares for the years ended December 31, 2010, 2009 and 2008, respectively, were not included in the computation of diluted earnings per share because the impact of applying the treasury stock method to these options was anti-dilutive.

          Foreign Currency.    For all foreign operations, the functional currency is the local currency. In accordance with the standard on foreign currency matters, assets and liabilities of those operations, denominated in foreign currencies, are translated into U.S. dollars using period-end exchange rates, and income and expenses are translated using the average exchange rates for the reporting period. Gains or losses resulting from foreign currency transactions are included in results of operations.

          Strategic Alternative Costs.    The Company recognizes expenses incurred in the exploration of strategic alternatives as they are incurred. In 2010, the Company recognized  $4.0 million of these expenses.

          Financial Instruments and Derivatives.    On January 1, 2009, the Company adopted the revised accounting standards on disclosure of derivative instruments and hedging activities. This new standard expands the current disclosure requirements. This new standard provides for an enhanced understanding of (1) how and why an entity uses derivative instruments, (2) how derivative instruments and related hedged items are accounted for under previous standards and their related interpretations and (3) how derivative instruments affect an entity's financial position, financial performance and cash flows.

          As part of the Company's financial risk management program, it uses certain derivative financial instruments. The Company does not enter into derivative transactions for speculative purposes and holds no derivative instruments for trading purposes. The Company uses derivative financial instruments to reduce its exposure to market risk for changes in interest rates primarily in respect of its long term debt obligations. The Company tries to manage its interest rate risk in order to balance its exposure to both fixed and floating rates while minimizing its borrowing costs. Floating-to-fixed interest rate swap agreements, designated as cash flow hedges of interest rate risk, are entered into from time to time to hedge the Company's exposure to interest rate changes on a portion of the Company's floating rate debt. These interest rate swap agreements convert a portion of the Company's floating rate debt to fixed rate debt. Interest rate floors designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty if interest rates fall below the strike rate on the contract in exchange for an upfront premium. The Company records the fair value of these contracts as an asset or a liability, as applicable, in the balance sheet, with the offset to accumulated other comprehensive income (loss), net of tax. The Company measures hedge effectiveness by assessing the changes in the fair value or expected future cash flows of the hedged item. The ineffective portions, if any, are recorded in interest expense in the current period.

          Derivatives designated as hedging instruments have been recorded in the consolidated balance sheet at fair value as follows:

		Fair Value
	Balance Sheet Location	December 31, 2010	December 31, 2009
		(in thousands)
Interest Rate Products	Other current liabilities	$(4,395)	$—
Interest Rate Products	Other long-term liabilities	$(3,074)	$(14,679)

          The Company has interest rate swap agreements outstanding that effectively converted notional amounts of an aggregate  $550.0 million of debt from floating to fixed interest rates. The four outstanding agreements mature between April 2011 and September 2012. During the second quarter of 2009, the Company entered into one of its derivative contract that consisted of an interest rate swap with a bought floor that effectively converted a notional amount of  $150.0 million of the Senior Floating Rate Toggle Notes due 2014 (the "Senior Notes") from a floating to a fixed rate, effective September 2009. The floor is intended to replicate the optionality present in the original debt agreement, providing an equivalent offset in the interest payments.

          Amounts reported in accumulated other comprehensive income related to derivatives will be reclassified to interest expense as interest payments are made on the Company's variable-rate debt. During the year ending December 31, 2011, the Company estimates that an additional  $6.6 million will be reclassified as an increase to interest expense under the Company's current debt structure.

          Components of gains and losses recorded in the consolidated balance sheet and consolidated income statements for the years ended December 31, 2010 and 2009, are as follows:

2010

Derivatives in Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)
(in thousands)
Interest Rate Products	$(7,393)	Interest income/(expense)	$(14,602)

2009

Derivatives in Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)
(in thousands)
Interest Rate Products	$(9,024)	Interest income/(expense)	$(13,427)

          During the years ended December 31, 2010 and 2009, there was no amount recorded as ineffective from accumulated other comprehensive income.

          Under the Company's agreements with its derivative counterparty, if the Company defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations.

          As of December 31, 2010, the settlement value of derivatives in a net liability position related to these agreements was  $10.6 million, including accrued interest of  $2.9 million but excluding adjustments for nonperformance risk. If the Company had breached any of these provisions at December 31, 2010, it could have been required to settle its obligations under the agreements at their full termination value, which approximates the fair value of derivatives including accrued interest.

(d)    Recently Issued Accounting Pronouncements

Fair Value

          In January 2010, the FASB issued ASU 2016-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires additional disclosures about fair value measurements including transfers in and out of Levels 1 and 2 and more disaggregation for the different types of financial instruments. This ASU became effective for annual and interim reporting periods beginning after December 15, 2009 for most of the new disclosures and for periods beginning after December 15, 2010 for the new Level 3 disclosures. Comparative disclosures are not required in the first year the disclosures are required. The adoption of this standard did not have any impact on the Company's consolidated financial statements.

Other

          In December 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises involved with Variable Interest Entities", which incorporates into the FASB Codification amendments to FASB Interpretation No. 46(R), "Consolidation of Variable Interest Entities", made by Statement of Financial Accounting Standard No. 167, "Accounting for Variable Interest Entities", to require that a comprehensive qualitative analysis be performed to determine whether a holder of variable interest in a variable interest entity also has a controlling financial interest in that entity. In addition, the amendments require that the same type of analysis be applied to entities that were previously designated as qualified special-purpose entities. The amendments were effective as of January 1, 2010. The adoption of ASU No. 2009-17 did not have a material impact on the Company's consolidated financial position, results of operations, or cash flows.

RECEIVABLES	12 Months Ended
Dec. 31, 2010
RECEIVABLES
RECEIVABLES

NOTE 3. RECEIVABLES

          Receivables at each respective period consisted of the following:

	December 31,
	2010	2009
	(in thousands)
Trade receivables	$100,717	$90,832
Other	3,721	4,889
Allowance for doubtful accounts	(1,564)	(1,789)

	$102,874	$93,932

INVENTORIES, NET	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
INVENTORIES, NET
INVENTORIES, NET

NOTE 3.  INVENTORIES

Inventories at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

Finished product ready for sale	$337,901	$319,212
Work-in-process, bulk product and raw materials	70,876	57,165
Packaging supplies	6,943	5,572
	$415,720	$381,949

NOTE 4. INVENTORIES, NET

          Inventories at each respective period consisted of the following:

	December 31,
	Net Carrying Value
	2010	2009
	(in thousands)
Finished product ready for sale	$319,212	$311,422
Work-in-process, bulk product and raw materials	57,165	53,515
Packaging supplies	5,572	5,555

	$381,949	$370,492

INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
INCOME TAXES
INCOME TAXES

10.  INCOME TAXES

The Company recognized  $30.4 million of income tax expense (or 39.8% of pretax income) during the six months ended June 30, 2011 compared to  $29.6 million (or 36.7% of pretax income) for the same period in 2010.  For the six months ended June 30, 2011, income tax expense includes  $2.3 million, or 3.0% of pretax income, related to non deductible costs incurred related to the IPO.

The Company files a consolidated U.S. federal tax return and various consolidated and separate tax returns as prescribed by the tax laws of the state, local, and international jurisdictions in which it and its subsidiaries operate.  The Company has been audited by the Internal Revenue Service (the “IRS”) through its March 15, 2007 tax year.  The Company has various state, local and international jurisdiction tax years open to examination (the earliest open period is 2003), and is also currently under audit in certain state and local jurisdictions.  As of June 30, 2011, the Company believes that it has appropriately reserved for any potential federal, state, local and international income tax exposures.

The Company recorded additional unrecognized tax benefits of approximately  $0.7 million during the six months ended June 30, 2011.  The additional unrecognized tax benefits recorded during the six months ended June 30, 2011 are principally related to the continuation of previously taken tax positions.  As of June 30, 2011 and December 31, 2010, the Company had  $9.4 million and  $8.7 million, respectively, of unrecognized tax benefits.  As of June 30, 2011, the Company is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months. The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is  $9.4 million.  The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had accrued approximately  $3.2 million and  $2.7 million, respectively, for June 30, 2011 and December 31, 2010 in potential interest and penalties associated with uncertain tax positions.  To the extent interest and penalties are not assessed with respect to the ultimate settlement of uncertain tax positions, amounts previously accrued will be reduced and reflected as a reduction of the overall income tax provision.

NOTE 5. INCOME TAXES

          Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

          Significant components of the Company's deferred tax assets and liabilities at each respective period consisted of the following:

	December 31, 2010			December 31, 2009
	Assets	Liabilities	Net	Assets	Liabilities	Net
Deferred Tax:
Current assets (liabilities):
Operating reserves	$3,018	$—	$3,018	$2,906	$—	$2,906
Deferred revenue	2,257	—	2,257	1,727	—	1,727
Prepaid expenses	—	(7,032)	(7,032)	—	(10,170)	(10,170)
Accrued worker compensation	2,270	—	2,270	2,167	—	2,167
Foreign tax credits	208	—	208	1,035	—	1,035
Interest rate swap	1,600	—	1,600	—	—	—
Other	2,970	(1,284)	1,686	3,401	(1,688)	1,713

Total current	$12,323	$(8,316)	$4,007	$11,236	$(11,858)	$(622)
Non-Current assets (liabilities):
Intangibles	$—	$(312,119)	$(312,119)	$—	$(308,724)	$(308,724)
Fixed assets	8,285	—	8,285	5,255	—	5,255
Stock compensation	3,871	—	3,871	2,705	—	2,705
Net operating loss carryforwards	7,432	—	7,432	8,100	—	8,100
Interest rate swap	1,119	—	1,119	5,343	—	5,343
Other	9,882	(2,067)	7,815	5,957	—	5,957
Valuation allowance	$(4,418)	—	(4,418)	(7,530)	—	(7,530)

Total non-current	$26,171	$(314,186)	$(288,015)	$19,830	$(308,724)	$(288,894)

Total net deferred taxes	$38,494	$(322,502)	$(284,008)	$31,066	$(320,582)	$(289,516)

          As of December 31, 2010 and 2009, the Company had deferred tax assets relating to state NOLs in the amount of  $7.4 million and  $8.1 million, respectively. With the exception of  $3.0 million and  $0.6 million of deferred tax assets as of December 31, 2010 and 2009, respectively, a valuation allowance was provided for all the state NOLs as the Company currently believes that these NOLs, with lives ranging from five to twenty years, may not be realizable prior to their expiration. During 2010, the Company recorded a valuation allowance adjustment of  $3.1 million, which reduced income tax expense. This valuation allowance adjustment reflects a change in circumstances that caused a change in judgment about the realizability of certain deferred tax assets related to state net operating losses. The effect of this tax benefit is included in the income tax reconciliation table under the caption "state income taxes, net of federal tax benefit".

          The Company does not have any undistributed earnings of international subsidiaries, at December 31, 2010 and 2009, as these subsidiaries are either considered to be a branch for U.S. tax purposes, or incur cumulative net operating losses.

          Income before income taxes consisted of the following components:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
	(in thousands)
Domestic	$146,314	$104,003	$79,669
Foreign	716	7,083	6,941

Total income before income taxes	$147,030	$111,086	$86,610

          Income tax expense/(benefit) for all periods consisted of the following components:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
	(in thousands)
Current:
Federal	$47,483	$10,320	$3,022
State	10,422	6,700	3,402
Foreign	690	3,111	1,157

	58,595	20,131	7,581
Deferred:
Federal	(3,747)	20,548	22,753
State	(4,385)	883	1,618
Foreign	—	—	—

	(8,132)	21,431	24,371

Income tax expense (benefit)	$50,463	$41,562	$31,952

          The following table summarizes the differences between the Company's effective tax rate for financial reporting purposes and the federal statutory tax rate.

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Percent of pretax earnings:
Statutory federal tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
State income tax, net of federal tax benefit	0.9%	2.6%	2.6%
Other permanent differences	0.8%	0.9%	1.2%
International operations, net of foreign tax credits	0.1%	(0.6)%	0.0%
Federal tax credits and income deductions	(4.1)%	(1.4)%	(2.5)%
Tax impact of uncertain tax positions and other	1.6%	0.9%	0.6%

Effective income tax rate	34.3%	37.4%	36.9%

          Due to the Company being able to fully utilize its remaining federal net operating losses in 2009, the Company was able to realize additional federal income tax benefits during 2010 related to certain federal tax credits and incentives.

          In addition, at December 31, 2010 and 2009, the Company had a liability of  $8.7 million and  $6.8 million, respectively, for unrecognized tax benefits. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. Accrued interest and penalties were  $2.9 million and  $2.2 million as of December 31, 2010 and 2009, respectively.

          As of December 31, 2010, the Company was not aware of any positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

          The Company files a consolidated federal tax return and various consolidated and separate tax returns as prescribed by the tax laws of the state and local jurisdictions in which it and its subsidiaries operate. The Company has been audited by the Internal Revenue Service, ("IRS"), through its March 15, 2007 tax year. The IRS commenced an examination of the Company's 2005, 2006 and short period 2007 federal income tax returns in February 2008. The IRS issued an examination report in the second quarter of 2009, the Company received notification from the IRS that the Joint Committee of Taxation had completed its review and had taken no exceptions to the conclusions reached by the IRS. As such the Company recorded a discrete tax benefit of  $0.9 million for the reduction of its liability of unrecognized tax benefits. The Company has various state and local jurisdiction tax years open to examination (earliest open period 2004), and the Company also has certain state and local jurisdictions currently under audit. As of December 31, 2010, the Company believes that it is appropriately reserved for any potential federal and state income tax exposures.

          A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(in thousands)
Balance of unrecognized tax benefits at beginning of period	$6,776	$5,542	$6,871
Additions for tax positions taken during current period	1,027	1,881	1,620
Additions for tax positions taken during prior periods	1,880	2,108	—
Reductions for tax positions taken during prior periods	(39)	(2,264)	(2,059)
Settlements	(924)	(491)	(890)

Balance of unrecognized tax benefits at end of period	$8,720	$6,776	$5,542

          At December 31, 2010, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was  $8.7 million. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that its unrecognized tax benefits reflect the most likely outcome. The Company adjusts these unrecognized tax benefits, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash. Favorable resolution would be recognized as a reduction to the Company's effective income tax rate in the period of resolution.

PREPAIDS AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2010
PREPAIDS AND OTHER CURRENT ASSETS
PREPAIDS AND OTHER CURRENT ASSETS

NOTE 6. PREPAIDS AND OTHER CURRENT ASSETS

          Other current assets at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Current portion of franchise note receivables	$976	$718
Prepaid rent	14,003	13,397
Prepaid insurance	2,974	4,452
Prepaid income tax	4,095	9,793
Prepaid payroll tax	992	923
Deferred tax asset (Note 5)	4,007	—
Other current assets	13,522	12,992

	$40,569	$42,275

GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET
GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET

NOTE 4. GOODWILL AND INTANGIBLE ASSETS, NET

Goodwill represents the excess of purchase price over the fair value of identifiable net assets of acquired entities.  In accordance with the standard on intangibles and goodwill, goodwill and intangible assets with indefinite useful lives are not amortized, but instead are tested for impairment at least annually. Other intangible assets with finite lives are amortized on a straight-line basis over periods not exceeding 35 years.

For the six months ended June 30, 2011, the Company acquired 16 franchise stores.  These acquisitions were accounted for utilizing the acquisition method of accounting and the Company recorded the acquired inventory, fixed assets, franchise rights and goodwill, with an applicable reduction to receivables and cash. The total purchase price associated with these acquisitions was  $1.9 million, of which  $0.7 million was paid in cash.

The following table summarizes the Company’s goodwill activity:

			Manufacturing/
	Retail	Franchising	Wholesale	Total
	(in thousands)
Balance at December 31, 2010	$305,097	$117,303	$202,841	$625,241
Acquired franchise stores	637	-	-	637
Balance at June 30, 2011 (unaudited)	$305,734	$117,303	$202,841	$625,878

The following table summarizes the Company’s intangible asset activity:

	Retail	Franchise	Operating	Franchise
	Brand	Brand	Agreements	Rights	Total
	(in thousands)
Balance at December 31, 2010	$500,000	$220,000	$146,223	$1,001	$867,224
Acquired franchise stores	-	-	-	431	431
Amortization expense	-	-	(3,427)	(379)	(3,806)
Balance at June 30, 2011 (unaudited)	$500,000	$220,000	$142,796	$1,053	$863,849

The following table reflects the gross carrying amount and accumulated amortization for each major intangible asset:

	Estimated	June 30, 2011			December 31, 2010
	Life		Accumulated	Carrying		Accumulated	Carrying
	in years	Cost	Amortization	Amount	Cost	Amortization	Amount
			(unaudited)

	(in thousands)
Brands - retail	-	$500,000	$-	$500,000	$500,000	$-	$500,000
Brands - franchise	-	220,000	-	220,000	220,000	-	220,000
Retail agreements	25-35	31,000	(4,670)	26,330	31,000	(4,143)	26,857
Franchise agreements	25	70,000	(12,017)	57,983	70,000	(10,617)	59,383
Manufacturing agreements	25	70,000	(12,017)	57,983	70,000	(10,617)	59,383
Other intangibles	5	1,000	(500)	500	1,150	(550)	600
Franchise rights	1-5	4,133	(3,080)	1,053	3,702	(2,701)	1,001
		$896,133	$(32,284)	$863,849	$895,852	$(28,628)	$867,224

The following table represents future estimated amortization expense of other intangible assets, net, with definite lives at June 30, 2011:

Estimated
amortization
Years ending December 31,	expense
(unaudited)
(in thousands)
2011	3,773
2012	7,244
2013	7,039
2014	6,762
2015	6,668
Thereafter	112,363
Total	$143,849

NOTE 7. GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET

          Management utilized various resources in arriving at its final fair value adjustments that were made to the Company's financial statements as of March 16, 2007. In connection with the Merger, final fair values were assigned to various other intangible assets. The Company's brands were assigned a final fair value representing the longevity of the Company name and general recognition of the product lines. The Gold Card program was assigned a final fair value representing the underlying customer listing, for both the Retail and Franchise segments. The retail agreements were assigned a final fair value reflecting the opportunity to expand the Company stores within a major drug store chain and on military facilities. A final fair value was assigned to the agreements with the Company's franchisees, both domestic and international, to operate stores for a contractual period. Final fair values were assigned to the Company's manufacturing and wholesale segments for production and continued sales to certain customers.

          For the years ended December 31, 2010 and 2009, the Company acquired 24 and 53 franchise stores, respectively. These acquisitions are accounted for utilizing the purchase method of accounting and the Company records the acquired inventory, fixed assets, franchise rights and goodwill, with an applicable reduction to receivables and cash. For the years ended December 31, 2010 and 2009, the total purchase prices associated with these acquisitions was  $2.5 million and  $9.3 million, respectively, of which  $0.6 million and  $2.5 million, respectively, was paid in cash.

          The following table summarizes the Company's goodwill activity:

	Retail	Franchising	Manufacturing/ Wholesale	Total
	(in thousands)
Balance at December 31, 2008	$302,765	$117,303	$202,841	$622,909

Acquired franchise stores	1,844	—	—	1,844

Balance at December 31, 2009	$304,609	$117,303	$202,841	$624,753

Acquired franchise stores	488	—	—	488

Balance at December 31, 2010	$305,097	$117,303	$202,841	$625,241

          Intangible assets other than goodwill consisted of the following at each respective period:

	Gold Card	Retail Brand	Franchise Brand	Operating Agreements	Franchise Rights	Total
Balance at December 31, 2008	$2,456	$500,000	$220,000	$160,019	$701	$883,176

Acquired franchise stores	—	—	—	—	953	953
Amortization expense	(2,081)	—	—	(6,943)	(735)	(9,759)

Balance at December 31, 2009	$375	$500,000	$220,000	$153,076	$919	$874,370

Acquired franchise stores	—	—	—	—	641	641
Amortization expense	(375)	—	—	(6,853)	(559)	(7,787)

Balance at December 31, 2010	$—	$500,000	$220,000	$146,223	$1,001	$867,224

          The following table represents the gross carrying amount and accumulated amortization for each major intangible asset:

		December 31, 2010			December 31, 2009
	Estimated Life in years
		Cost	Accumulated Amortization	Carrying Amount	Cost	Accumulated Amortization	Carrying Amount
		(in thousands)
Brands — retail	—	$500,000	$—	$500,000	$500,000	$—	$500,000
Brands — franchise	—	220,000	—	220,000	220,000	—	220,000
Gold card — retail	3	3,500	(3,500)	—	3,500	(3,354)	146
Gold card — franchise	3	5,500	(5,500)	—	5,500	(5,271)	229
Retail agreements	25-35	31,000	(4,143)	26,857	31,000	(3,090)	27,910
Franchise agreements	25	70,000	(10,617)	59,383	70,000	(7,817)	62,183
Manufacturing agreements	25	70,000	(10,617)	59,383	70,000	(7,817)	62,183
Other intangibles	5	1,150	(550)	600	1,150	(350)	800
Franchise rights	1-5	3,702	(2,701)	1,001	3,061	(2,142)	919

		$904,852	$(37,628)	$867,224	$904,211	$(29,841)	$874,370

          The following table represents future estimated amortization expense of intangible assets with finite lives:

Years ending December 31,	Estimated amortization expense
(in thousands)
2011	$7,386
2012	7,105
2013	6,998
2014	6,710
2015	6,673
Thereafter	112,352

Total	$147,224

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2010
PROPERTY, PLANT AND EQUIPMENT, NET.
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8. PROPERTY, PLANT AND EQUIPMENT, NET

          Property, plant and equipment at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Land, buildings and improvements	$63,400	$61,572
Machinery and equipment	89,977	82,273
Leasehold improvements	82,594	72,284
Furniture and fixtures	55,247	44,963
Software	20,393	18,035
Construction in progress	549	4,974

Total property, plant and equipment	$312,160	$284,101
Less: accumulated depreciation	(118,732)	(84,520)

Net property, plant and equipment	$193,428	$199,581

          The Company is a 50% limited partner in a partnership that owns and manages the building that houses the Company's corporate headquarters. The Company occupies the majority of the available lease space of the building. The general partner is responsible for the operation and management of the property and reports the results of the partnership to the Company. The Company has consolidated the limited partnership, net of elimination adjustments, in the accompanying consolidated financial statements.

OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2010
OTHER LONG-TERM ASSETS
OTHER LONG-TERM ASSETS

NOTE 9. OTHER LONG-TERM ASSETS

          Other assets at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Long-term franchise notes receivables	$3,520	$2,646
Long-term deposit	619	517
Other	1,628	1,169

	$5,767	$4,332

          Annual maturities of the Company's long term and current (see current portion in Note 6, "Prepaids and Other Current Assets") franchise notes receivable at December 31, 2010 are as follows:

Years ending December 31,	Receivables
(in thousands)
2011	$976
2012	1,052
2013	1,072
2014	935
Thereafter	461

Total	$4,496

ACCRUED PAYROLL AND RELATED LIABILITIES	12 Months Ended
Dec. 31, 2010
ACCRUED PAYROLL AND RELATED LIABILITIES
ACCRUED PAYROLL AND RELATED LIABILITIES

NOTE 10. ACCRUED PAYROLL AND RELATED LIABILITIES

          Accrued payroll and related liabilities at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Accrued payroll	$20,250	$17,255
Accrued taxes and benefits	5,406	5,022

Total	$25,656	$22,277

DEFERRED REVENUE AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2010
DEFERRED REVENUE AND OTHER CURRENT LIABILITIES
DEFERRED REVENUE AND OTHER CURRENT LIABILITIES

NOTE 11. DEFERRED REVENUE AND OTHER CURRENT LIABILITIES

          Other current liabilities at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Deferred revenue	$35,467	$33,837
Payable to former shareholders	—	2,625
Accrued occupancy	5,530	4,882
Accrued worker compensation	6,354	5,892
Accrued taxes	6,543	5,716
Deferred tax liability (see Note 5)	—	622
Accrued income tax	—	403
Fair value of interest rate swap agreements	4,395	—
Other current liabilities	10,776	11,185

Total	$69,065	$65,162

          Deferred revenue consists primarily of Gold Card and gift card deferrals.

LONG-TERM DEBT / INTEREST	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
LONG-TERM DEBT / INTEREST
LONG-TERM DEBT / INTEREST

NOTE 5.  LONG-TERM DEBT / INTEREST EXPENSE

Long-term debt at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

2011 Senior Credit Facility	$897,243	$-
2007 Senior Credit Facility	-	644,382
Senior Notes	-	298,372
Senior Subordinated Notes	-	110,000
Mortgage	4,936	5,711
Capital leases	28	34
Total Debt	902,207	1,058,499
Less: current maturities	(1,592)	(28,070)
Long-term Debt	$900,615	$1,030,429

The Company’s net interest expense for each respective period was as follows:

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	(unaudited) (in thousands)		(unaudited) (in thousands)

2011 Senior Credit Facility:
Term Loan	$10,064	$-	$13,990	$-
Revolver	159	-	208	-
Deferred fees writedown - early extinguishment	4,016	-	17,418	-
OID writedown - early extinguishment	881	-	2,437	-
Deferred financing fees amortization	505	1,068	1,401	2,124
Mortgage	231	116	320	231
OID amortization	127	102	235	201
Interest income	(260)	(161)	(477)	(298)
Senior Notes	-	4,853	4,808	9,709
Senior Subordinated Notes	-	2,956	3,054	5,912
Termination of interest rate swaps	-	-	5,819	-
2007 Senior Credit Facility:
Term Loan	-	7,228	4,815	14,783
Revolver	-	112	71	224
Interest expense, net	$15,723	$16,274	$54,099	$32,886

Accrued interest at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

2011 Senior Credit Facility	$2,004	$-
2007 Senior Credit Facility	-	4,173
Senior Notes	-	5,717
Senior Subordinated Notes	-	3,482
Total	$2,004	$13,372

On March 4, 2011, Centers entered into the 2011 Senior Credit Facility, consisting of a  $1.2 billion term loan facility (the “Term Loan Facility”) and an undrawn  $80.0 million revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “2011 Senior Credit Facility”).  The Term Loan Facility will mature in March 2018. The Revolving Credit Facility will mature in March 2016.  Interest on the 2011 Senior Credit Facility accrues at a variable rate and was 4.25% at June 30, 2011.  Interest is accrued at a rate, at the Company’s option, per annum equal to (A) the sum of (i) the greatest of (a) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect), (b) the federal funds effective rate plus 0.50% and, (c) one month adjusted LIBOR (or if greater, 1.25%) plus 1.0% plus (ii) 2.0% or (B) the sum of (i) adjusted LIBOR (or if greater, 1.25%) plus (ii) 3.0%.   Additionally, the Company is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.5% per annum.  As of June 30, 2011,  $8.2 million of the Revolving Credit Facility was pledged to secure letters of credit.  The 2011 Senior Credit Facility is collateralized by first priority pledges (subject to permitted liens) of the equity interests of each of Centers and Centers’ domestic subsidiaries.  In connection with the Refinancing on March 4, 2011, the Company incurred  $17.3 million in deferred financing costs.  The  $1.2 billion Term Loan Facility was recorded net of original issue discount of  $3.8 million.  The Company used part of the net proceeds from the IPO to repay  $300.0 million of outstanding borrowings under the Term Loan Facility.  In conjunction with the  $300.0 million prepayment, the Company recognized early extinguishment costs from deferred financing costs and original issue discount of  $4.0 million and  $0.9 million, respectively.

The 2011 Senior Credit Facility contains customary covenants, including incurrence covenants and certain other limitations on the ability of GNC Corporation, Centers, and Centers’ subsidiaries to incur additional debt, guarantee other obligations, grant liens on assets, make investments or acquisitions, dispose of assets, make optional payments or modifications of other debt instruments, pay dividends or other payments on capital stock, engage in mergers or consolidations, enter into sales and leaseback transactions, enter into arrangements that restrict GNC Corporation’s, Centers’ and Centers’ subsidiaries’ ability to pay dividends or grant liens, engage in transactions with affiliates, and change the passive holding company status of GNC Corporation.  The Revolving Credit Facility also requires that, to the extent borrowings outstanding thereunder exceed  $25.0 million, Centers and its domestic subsidiaries meet a senior secured debt ratio of consolidated senior secured debt to consolidated EBITDA (as defined in the Revolving Credit Facility).  Such ratio test is 4.75 to 1.00 for the period from June 30, 2011 through and including March 31, 2013, and 4.25 to 1.00 thereafter.

As of June 30, 2011, the Company believes that it is in compliance with all covenants under the 2011 Senior Credit Facility.

At December 31, 2010, the interest rate for the 2007 Senior Credit Facility was 2.5%.  At December 31, 2010, the interest rate for the Senior Notes was 5.8%.  In connection with the Refinancing on March 4, 2011, the 2007 Senior Credit Facility, Senior Notes and Senior Subordinated Notes were repaid.

NOTE 12. LONG-TERM DEBT / INTEREST

          In conjunction with the Merger, Holdings' indirect operating subsidiary, General Nutrition Centers, Inc. ("Centers"), repaid certain of its existing debt and issued new debt. The new debt, which was entered into or issued on the closing, consisted of a senior credit facility (the "Senior Credit Facility") comprised of a  $675.0 million term loan facility (the "Term Loan Facility") and a  $60.0 million revolving credit facility (the "Revolving Credit Facility"),  $300.0 million aggregate principal amount of the Senior Notes, and  $110.0 million aggregate principal amount of the 10.75% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes"). The Company utilized proceeds from the new debt to repay its December 2003 senior credit facility (the "Predecessor Senior Credit Facility"), its 8 5/8% Senior Notes issued in January 2005 (the "Predecessor Senior Notes"), and its 8 1/2% Senior Subordinated Notes issued in December 2003 (the "Predecessor Senior Subordinated Notes").

          Long-term debt at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Senior Credit Facility	$644,382	$644,619
Senior Notes	298,372	297,959
Senior Subordinated Notes	110,000	110,000
Mortgage	5,711	7,184
Capital Leases	34	47
Less: current maturities	(28,070)	(1,724)

Total	$1,030,429	$1,058,085

          At December 31, 2010, the Company's total debt principal maturities are as follows:

Years Ending December 31,	Senior Credit Facility	Senior Notes(a)	Senior Subordinated Notes	Mortgage Loan/ Capital Leases	Total
	(in thousands)
2011	$26,478	$—	$—	$1,592	$28,070
2012	—	—	—	1,709	1,709
2013	617,904	—	—	1,812	619,716
2014	—	300,000	—	632	300,632
2015	—	—	110,000	—	110,000

	$644,382	$300,000	$110,000	$5,745	$1,060,127

(a)
The Senior Notes include the balance of the initial original issue discount of  $3.0 million.

          The Company's net interest expense for each respective period is as follows:

	Year ended
	December 31, 2010	December 31, 2009	December 31, 2008
	(in thousands)
Senior Credit Facility
Term Loan	$29,185	$32,775	$43,302
Revolver	445	489	482
Senior Notes	19,440	20,003	23,671
Senior Subordinated Notes	11,825	11,825	11,825
Deferred financing fees	4,282	4,104	3,907
Mortgage	445	544	643
OID amortization	412	374	339
Interest income	(658)	(174)	(1,169)

Interest expense, net	$65,376	$69,940	$83,000

          Accrued interest at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Senior Credit Facility	$4,173	$5,350
Senior Notes	5,717	5,720
Senior Subordinated Notes	3,482	3,482

Total	$13,372	$14,552

Description of Debt:

          Senior Credit Facility.    The Senior Credit Facility consists of the Term Loan Facility and the Revolving Credit Facility. The Term Loan Facility will mature in September 2013. The Revolving Credit Facility will mature in March 2012. The Senior Credit Facility permits Centers to prepay a portion or all of the outstanding balance without incurring penalties (except LIBOR breakage costs). Subject to certain exceptions, the credit agreement requires that 100% of the net cash proceeds from certain asset sales, casualty insurance, condemnations and debt issuances, and a specified percentage (ranging from 50% to 0% based on a defined leverage ratio) of excess cash flow (as defined in the agreement) for each fiscal year must be used to pay down outstanding borrowings. GNC Corporation, an indirect wholly owned subsidiary of Holdings, and Centers' existing and future direct and indirect domestic subsidiaries have guaranteed Centers' obligations under the Senior Credit Facility. In addition, the Senior Credit Facility is collateralized by first priority pledges (subject to permitted liens) of Centers' equity interests and the equity interests of Centers' domestic subsidiaries.

          All borrowings under the Senior Credit Facility bear interest, at Centers' option, at a rate per annum equal to (i) the higher of (x) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect) and (y) the federal funds effective rate, plus 0.50% per annum plus, at December 31, 2010, applicable margins of 1.25% per annum for the Term Loan Facility and 1.0% per annum for the Revolving Credit Facility or (ii) adjusted LIBOR plus 2.25% per annum for the term loan facility and 2.0% per annum for the Revolving Credit Facility. In addition to paying interest on outstanding principal under the Senior Credit Facility, Centers is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.50% per annum. Centers pays interest on outstanding borrowings on the Revolving Credit Facility at a Eurodollar rate or an Adjusted Base Rate ("ABR") plus the applicable margin in effect. As of December 31, 2010 and 2009, the ABR was 4.00% and 4.25%, respectively.

          The Company issues letters of credit as a guarantee of payment to third-party vendors in accordance with specified terms and conditions. It also issues letters of credit for various insurance contracts. The Revolving Credit Facility allows for  $25.0 million of the  $60.0 million Revolving Credit Facility to be used as collateral for outstanding letters of credit. As of December 31, 2010 and 2009,  $8.8 million and  $7.9 million, respectively, of the Revolving Credit Facility were utilized to secure letters of credit.

          The Senior Credit Facility contains customary covenants, including incurrence covenants and certain other limitations on the ability of GNC Corporation, Centers, and its subsidiaries to incur additional debt, guarantee other obligations, grant liens on assets, make investments or acquisitions, dispose of assets, make optional payments or modifications of other debt instruments, pay dividends or other payments on capital stock, engage in mergers or consolidations, enter into sale and leaseback transactions, enter into arrangements that restrict Centers' and its subsidiaries' ability to pay dividends or grant liens, engage in transactions with affiliates, and change the passive holding company status of Centers. At December 31, 2010, the Company's consolidated subsidiaries' restricted net assets were  $1,982.4 million and the amount of unrestricted retained earnings was  $26.2 million.

          The Senior Credit Facility contains events of default, including (subject to customary cure periods and materiality thresholds) defaults based on (1) the failure to make payments under the Senior Credit Facility when due, (2) breach of covenants, (3) inaccuracies of representations and warranties, (4) cross-defaults to other material indebtedness, (5) bankruptcy events, (6) material judgments, (7) certain matters arising under the Employee Retirement Income Security Act of 1974, as amended, (8) the actual or asserted invalidity of documents relating to any guarantee or security document, (9) the actual or asserted invalidity of any subordination terms supporting the Senior Credit Facility, and (10) the occurrence of a change in control. If any such event of default occurs, the lenders would be entitled to accelerate the facilities and take various other actions, including all actions permitted to be taken by a collateralized creditor. If certain bankruptcy events occur, the facilities will automatically accelerate.

          Centers issues letters of credit as a guarantee of payment to third-payment vendors in accordance with specified terms and conditions. It also issues letters of credit for various insurance contracts. The Revolving Credit Facility allows for  $25.0 million to be used as collateral for outstanding letters of credit.

          Centers pays interest based on the aggregate available amount of the revolving credit facility at a per annum rate equal to 0.5%. Centers pays interest on outstanding borrowings on the revolving credit facility at a Eurodollar rate or Adjusted Base Rate ("ABR") plus the applicable margin in effect. As of December 31, 2010 and 2009, the ABR was 4.00% and 4.25%, respectively. Centers also pays an additional interest rate of between 1.75% and 2.25% per annum on all outstanding letters of credit issued. As of December 31, 2010 and 2009,  $8.8 million and  $7.9 million, respectively, of the Revolving Credit Facility was utilized to secure letters of credit.

          Senior Notes.    In connection with the Merger, Centers completed a private offering of Senior Notes. The Senior Notes are Centers senior non collateralized obligations and are effectively subordinated to all of Centers existing and future collateralized debt, including the Senior Credit Facility, to the extent of the assets securing such debt, rank equally with all Centers existing and future non collateralized senior debt and rank senior to all Centers existing and future senior subordinated debt, including the Senior Subordinated Notes. The Senior Notes are guaranteed on a senior non collateralized basis by each of Centers existing and future domestic subsidiaries (as defined in the Senior Notes indenture). If Centers fails to make payments on the Senior Notes, the notes guarantors must make them instead.

          Centers may elect in its sole discretion to pay interest on the Senior Notes in cash, entirely by increasing the principal amount of the Senior Notes or issuing new Senior Notes ("PIK interest"), or on 50% of the outstanding principal amount of the Senior Notes in cash and on 50% of the outstanding principal amount of the Senior Notes by increasing the principal amount of the Senior Notes or by issuing new Senior Notes ("partial PIK interest"). Cash interest on the Senior Notes accrues at six-month LIBOR plus 4.5% per annum, and PIK interest, if any, accrues at six-month LIBOR plus 5.25% per annum. If Centers elects to pay PIK interest or partial PIK interest, it will increase the principal amount of the Senior Notes or issue new Senior Notes in an aggregate principal amount equal to the amount of PIK interest for the applicable interest payment period (rounded up to the nearest  $1,000) to holders of the Senior Notes on the relevant record date. The Senior Notes are treated as having been issued with original issue discount for U.S. federal income tax purposes. Interest on the Senior Notes is payable semi-annually in arrears on March 15 and September 15 of each year.

          Centers may redeem some or all of the Senior Notes at any time at specified redemption prices. If the Company experiences certain kinds of changes in control, it must offer to purchase the notes at 101% of par plus accrued interest to the purchase date.

          The Senior Notes indenture contains certain limitations and restrictions on Centers and its restricted subsidiaries' ability to incur additional debt beyond certain levels, pay dividends, redeem or repurchase Centers' stock or subordinated indebtedness or make other distributions, dispose of assets, grant liens on assets, make investments or acquisitions, engage in mergers or consolidations, enter into arrangements that restrict Centers ability to pay dividends or grant liens, and engage in transactions with affiliates. In addition, the Senior Notes indenture restricts Centers and certain of its subsidiaries' ability to declare or pay dividends to its and their stockholders.

          In accordance with the terms of the Senior Notes purchase agreement and the offering memorandum, these notes were required to be exchanged for publicly registered exchange notes within 210 days after the sale of these notes. As required, these notes were registered and the exchange offer was completed on September 28, 2007.

          Senior Subordinated Notes.    In connection with the Merger, Centers completed a private offering of  $110.0 million of its Senior Subordinated Notes. The Senior Subordinated Notes are Centers senior subordinated non collateralized obligations and are subordinated to all Centers' existing and future senior debt, including the Company's Senior Credit Facility and the Senior Notes, rank equally with all of Centers' existing and future senior subordinated debt, and rank senior to all Centers' existing and future subordinated debt. The Senior Subordinated Notes are guaranteed on a senior subordinated non collateralized basis by each of Centers' existing and future domestic subsidiaries (as defined in the Senior Subordinated Notes indenture). If Centers fails to make payments on the Senior Subordinated Notes, the notes guarantors must make them instead. Interest on the Senior Subordinated Notes accrues at the rate of 10.75% per year from March 16, 2007 and is payable semi-annually in arrears on March 15 and September 15 of each year.

          Centers may redeem some or all of the Senior Subordinated Notes at any time at specified redemption prices. If the Company experiences certain kinds of changes in control, it must offer to purchase the Senior Subordinated Notes at 101% of par plus accrued interest to the purchase date.

          The Senior Subordinated Notes indenture contains certain limitations and restrictions on Centers and its restricted subsidiaries' ability to incur additional debt beyond certain levels, pay dividends, redeem or repurchase Centers' stock or subordinated indebtedness or make other distributions, dispose of assets, grant liens on assets, make investments or acquisitions, engage in mergers or consolidations, enter into arrangements that restrict Centers' ability to pay dividends or grant liens, and engage in transactions with affiliates. In addition, the Senior Subordinated Notes indenture restricts Centers' and certain of its subsidiaries' ability to declare or pay dividends to its or their stockholders.

          In accordance with the terms of the Senior Subordinate Notes purchase agreement and the offering memorandum, these notes were required to be exchanged for publicly registered exchange notes within 210 days after the sale of these notes. As required, these notes were registered and the exchange offer was completed on September 28, 2007.

          The Company expects to fund its operations through internally generated cash and, if necessary, from borrowings under the amount remaining available under the Revolving Credit Facility. The Company expects its primary uses of cash in the near future will be debt service requirements, capital expenditures and working capital requirements. The Company anticipates that cash generated from operations, together with amounts available under the Revolving Credit Facility, will be sufficient to meet its future operating expenses, capital expenditures, debt service obligations and working capital requirements as they become due. However, Centers' ability to make scheduled payments of principal on, to pay interest on, or to refinance Centers' indebtedness and to satisfy the Company's other debt obligations will depend on Centers' future operating performance, which will be affected by general economic, financial and other factors beyond Centers' control. The Company believes that Centers has complied with its covenant reporting and compliance in all material respects for the year ended December 31, 2010.

OTHER LONG TERM LIABILITIES	12 Months Ended
Dec. 31, 2010
OTHER LONG TERM LIABILITIES
OTHER LONG TERM LIABILITIES

NOTE 13. OTHER LONG TERM LIABILITIES

          Other long term liabilities at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Fair value of interest rate swap agreements	$3,074	$14,679
Liability for unrecognized tax benefits	8,720	6,776
Rent escalations	10,566	10,569
Other	11,590	7,496

Total	$33,950	$39,520

FINANCIAL INSTRUMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 6.  FINANCIAL INSTRUMENTS

At June 30, 2011 and December 31, 2010, the Company’s financial instruments consisted of cash and cash equivalents, receivables, franchise notes receivable, accounts payable and long-term debt. The carrying amount of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments.  Based on the interest rates currently available and their underlying risk, the carrying value of the franchise notes receivable approximates their fair value. These fair values are reflected net of reserves, which are recognized according to Company policy.  The Company determined the estimated fair values of its debt by using currently available market information and estimates and assumptions where appropriate.  As considerable judgment is required to determine these estimates, changes in the assumptions or methodologies may have an effect on these estimates.  The carrying amount and estimated fair values of the Company’s financial instruments are as follows:

	June 30, 2011		December 31, 2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(unaudited)
	(in thousands)
Cash and cash equivalents	$97,970	$97,970	$193,902	$193,902
Receivables, net	100,706	100,706	102,874	102,874
Franchise notes receivable, net	6,185	6,185	4,496	4,496
Accounts payable	128,793	128,793	98,662	98,662
Long-term debt (including current portion)	902,207	902,714	1,058,499	1,007,070

NOTE 14. FINANCIAL INSTRUMENTS

          At December 31, 2010 and 2009, the Company's financial instruments consisted of cash and cash equivalents, receivables, franchise notes receivable, accounts payable, certain accrued liabilities and long-term debt. The carrying amount of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments. Based on the interest rates currently available and their underlying risk, the carrying value of the franchise notes receivable approximates their fair value. These fair values are reflected net of reserves, which are recognized according to Company policy. The Company determined the estimated fair values of its debt by using currently available market information and estimates and assumptions where appropriate. Accordingly, as considerable judgment is required to determine these estimates, changes in the assumptions or methodologies may have an effect on these estimates. The actual and estimated fair values of the Company's financial instruments are as follows:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Cash and cash equivalents	$193,902	$193,902	$89,948	$89,948
Receivables	102,874	102,874	93,932	93,932
Franchise notes receivable	4,496	4,496	3,364	3,364
Accounts payable	98,662	98,662	95,904	95,904
Long term debt	1,058,499	1,007,070	1,059,809	977,718

LONG-TERM LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2010
LONG-TERM LEASE OBLIGATIONS
LONG-TERM LEASE OBLIGATIONS

NOTE 15. LONG-TERM LEASE OBLIGATIONS

          The Company enters into operating leases covering its retail store locations. The Company is the primary lessor of the majority of all leased retail store locations and sublets the locations to individual franchisees. The leases generally provide for an initial term of between five and ten years, and may include renewal options for varying terms thereafter. The leases require minimum monthly rental payments and a pro rata share of landlord allocated common operating expenses. Most retail leases also require additional rentals based on a percentage of sales in excess of specified levels ("Percent rent"). According to the individual lease specifications, real estate taxes, insurance and other related costs may be included in the rental payment or charged in addition to rent. Other lease expenses relate to and include distribution facilities, transportation equipment, data processing equipment and automobiles.

          As the Company is the primary lessee for the majority of the franchise store locations, it is ultimately liable for the lease payments to the landlord. The Company makes the payments to the landlord directly, and then bills the franchisee for reimbursement of this cost. If a franchisee defaults on its sub-lease and its sub-lease is terminated, the Company has in the past converted, and expects in the future to, convert any such franchise store into a corporate store and fulfill the remaining lease obligation.

          The composition of the Company's rental expense for all periods presented included the following components:

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(in thousands)
Retail stores:
Rent on long-term operating leases, net of sublease income	$114,861	$110,365	$109,199
Landlord related taxes	15,929	16,498	15,987
Common operating expenses	30,402	29,398	31,435
Percent rent	17,903	15,899	14,159

	179,095	172,160	170,780
Truck fleet	4,491	4,740	4,363
Other	11,557	11,189	11,331

	$195,143	$188,089	$186,474

          Minimum future obligations for non-cancelable operating leases with initial or remaining terms of at least one year in effect at December 31, 2010 are as follows:

	Company Retail Stores	Franchise Retail Stores	Other	Sublease Income	Total
	(in thousands)
2011	$106,103	$23,095	$4,812	$(23,095)	$110,915
2012	83,492	17,310	3,758	(17,310)	87,250
2013	63,591	11,491	2,928	(11,491)	66,519
2014	49,411	6,806	2,192	(6,806)	51,603
2015	35,677	3,454	1,237	(3,454)	36,914
Thereafter	76,383	4,708	1,245	(4,708)	77,628

	$414,657	$66,864	$16,172	$(66,864)	$430,829

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 7.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is engaged in various legal actions, claims and proceedings arising in the normal course of business, including claims related to breach of contracts, products liabilities, intellectual property matters and employment-related matters resulting from the Company’s business activities.  As with most actions such as these, an estimation of any possible and/or ultimate liability cannot always be determined.

The Company continues to assess the requirement to account for additional contingencies in accordance with the standard on contingencies.  If the Company is required to make a payment in connection with an adverse outcome in these matters, it could have a material impact on its financial condition, operating results, and cash flows.

As a manufacturer and retailer of nutritional supplements and other consumer products that are ingested by consumers or applied to their bodies, the Company has been and is currently subjected to various product liability claims. Although the effects of these claims to date have not been material to the Company, it is possible that current and future product liability claims could have a material adverse impact on its business, financial condition or cash flows. The Company currently maintains product liability insurance with a deductible/retention of  $3.0 million per claim with an aggregate cap on retained loss of  $10.0 million. The Company typically seeks and has obtained contractual indemnification from most parties that supply raw materials for its products or that manufacture or market products it sells. The Company also typically seeks to be added, and has been added, as an additional insured under most of such parties’ insurance policies.  The Company is also entitled to indemnification by a former owner of the Company for certain losses arising from claims related to products containing ephedra or Kava Kava sold prior to December 5, 2003. However, any such indemnification or insurance is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying party and its insurer, and the absence of significant defenses by the insurers. The Company may incur material products liability claims, which could increase its costs and adversely affect its reputation, revenues and operating income.

Hydroxycut Claims. On May 1, 2009, the FDA issued a warning on several Hydroxycut-branded products manufactured by Iovate Health Sciences U.S.A., Inc. (“Iovate”).  The FDA warning was based on 23 reports of liver injuries from consumers who claimed to have used the products between 2002 and 2009. As a result, Iovate voluntarily recalled 14 Hydroxycut-branded products. Following the recall, the Company was named, among other defendants, in approximately 85 lawsuits related to Hydroxycut-branded products in 13 states.  Iovate previously accepted the Company’s tender request for defense and indemnification under its purchasing agreement with the Company and, as such, Iovate has accepted the Company’s request for defense and indemnification in the Hydroxycut matters.  The Company’s ability to obtain full recovery in respect of any claims against the Company in connection with products manufactured by Iovate under the indemnity is dependent on Iovate’s insurance coverage, the creditworthiness of its insurer, and the absence of significant defenses by such insurer.  To the extent the Company is not fully compensated by Iovate’s insurer, it can seek recovery directly from Iovate.  The Company’s ability to fully recover such amounts may be limited by the creditworthiness of Iovate.

As of June 30, 2011, there were 76 pending lawsuits related to Hydroxycut in which the Company had been named: 70 individual, largely personal injury claims and six putative class action cases, generally inclusive of claims of consumer fraud, misrepresentation, strict liability and breach of warranty.  As any liabilities that may arise from these matters are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

By court order dated October 6, 2009, the United States Judicial Panel on Multidistrict Litigation consolidated pretrial proceedings of many of the pending actions in the Southern District of California (In re: Hydroxycut Marketing and Sales Practices Litigation, MDL No. 2087).

Pro-Hormone/Androstenedione Cases.  The Company is currently defending five lawsuits (the “Andro Actions”) in California, Florida, New Jersey, New York and Pennsylvania relating to the sale by the Company of certain nutritional products, between 1999 and 2004, alleged to contain the ingredients commonly known as Androstenedione, Androstenediol, Norandrostenedione, and Norandrostenediol (collectively, “Andro Products”). In each of the Andro Actions, plaintiffs sought, or are seeking, to certify a class and obtain damages on behalf of the class representatives and all those similarly-situated who purchased from the Company certain nutritional supplements alleged to contain one or more Andro Products.  During the first quarter of 2011, the sole Andro Action filed in California was settled for an immaterial amount, pending approval by the court.  Unlike the other states in which the plaintiffs reside, California law prohibits one of the ingredients; therefore, the Company does not believe that the outcome in California provides a basis for determining the potential outcome of the other Andro Actions.  As any liabilities that may arise from these other Andro Actions are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

Commitments

The Company maintains certain purchase commitments with various vendors to ensure its operational needs are fulfilled.  As of June 30, 2011, such future purchase commitments consisted of  $6.8 million of advertising commitments.  Other commitments related to the Company’s business operations cover varying periods of time and are not significant.  All of these commitments are expected to be fulfilled with no adverse consequences to the Company’s operations of financial condition.

Environmental Compliance

In March 2008, the South Carolina Department of Health and Environmental Control (the “DHEC”) requested that the Company investigate contamination associated with historical activities at its South Carolina facility. These investigations have identified chlorinated solvent impacts in soils and groundwater that extend offsite from our facility. The Company is awaiting DHEC approval of the scope of additional investigations in order to understand the extent of these impacts and develop appropriate remedial measures for DHEC approval. At this stage of the investigation, however, it is not possible to estimate the timing and extent of any remedial action that may be required, the ultimate cost of remediation, or the amount of the Company’s potential liability.

In addition to the foregoing, the Company is subject to numerous federal, state, local and foreign environmental and health and safety laws and regulations governing its operations, including the handling, transportation, and disposal of the Company’s non-hazardous and hazardous substances and wastes, as well as emissions and discharges from its operations into the environment, including discharges to air, surface water and groundwater. Failure to comply with such laws and regulations could result in costs for remedial actions, penalties, or the imposition of other liabilities.  New laws, changes in existing laws or the interpretation thereof, or the development of new facts or changes in their processes could also cause the Company to incur additional capital and operation expenditures to maintain compliance with environmental laws and regulations and environmental permits.  The Company also is subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment without regard to fault or knowledge about the condition or action causing the liability. Under certain of these laws and regulations, such liabilities can be imposed for cleanup of previously owned or operated properties, or for properties to which substances or wastes that were sent in connection with current or former operations at its facilities. The presence of contamination from such substances or wastes could also adversely affect the Company’s ability to sell or lease its properties, or to use them as collateral for financing. From time to time, the Company has incurred costs and obligations for correcting environmental and health and safety noncompliance matters and for remediation at or relating to certain of its properties or properties at which its waste has been disposed.  The Company believes it has complied with, and is currently complying with, its environmental obligations pursuant to environmental and health and safety laws and regulations and that any liabilities for noncompliance will not have a material adverse effect on its business, financial performance, or cash flows. However, it is difficult to predict future liabilities and obligations, which could be material.

NOTE 16. COMMITMENTS AND CONTINGENCIES

Litigation

          The Company is engaged in various legal actions, claims and proceedings arising in the normal course of business, including claims related to breach of contracts, products liabilities, intellectual property matters and employment-related matters resulting from the Company's business activities. As with most actions such as these, an estimation of any possible and/or ultimate liability cannot always be determined. The Company continues to assess the requirement to account for additional contingencies in accordance with the standard on contingencies. If the Company is required to make a payment in connection with an adverse outcome in these matters, it could have a material impact on its financial condition and operating results.

          As a manufacturer and retailer of nutritional supplements and other consumer products that are ingested by consumers or applied to their bodies, the Company has been and is currently subjected to various product liability claims. Although the effects of these claims to date have not been material to the Company, it is possible that current and future product liability claims could have a material adverse impact on its business or financial condition. The Company currently maintains product liability insurance with a deductible/retention of  $3.0 million per claim with an aggregate cap on retained loss of  $10.0 million. The Company typically seeks and has obtained contractual indemnification from most parties that supply raw materials for its products or that manufacture or market products it sells. The Company also typically seeks to be added, and has been added, as an additional insured under most of such parties' insurance policies. The Company is also entitled to indemnification by Numico for certain losses arising from claims related to products containing ephedra or Kava Kava sold prior to December 5, 2003. However, any such indemnification or insurance is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying party and its insurer, and the absence of significant defenses by the insurers. The Company may incur material products liability claims, which could increase its costs and adversely affect its reputation, revenues and operating income.

          Hydroxycut Claims.    On May 1, 2009, the FDA issued a warning on several Hydroxycut-branded products manufactured by Iovate Health Sciences U.S.A., Inc. ("Iovate"). The FDA warning was based on 23 reports of liver injuries from consumers who claimed to have used the products between 2002 and 2009. As a result, Iovate voluntarily recalled fourteen Hydroxycut-branded products. Following the recall, the Company was named, among other defendants, in approximately 60 lawsuits in 13 states (note that prior to May 1, 2009, the Company was a co-defendant in one Hydroxycut case, Ciavarra (see "Ciavarra Claim" entry below)). Iovate previously accepted the Company's tender request for defense and indemnification under its purchasing agreement with the Company and, as such, Iovate has accepted the Company's request for defense and indemnification in the new Hydroxycut matters. The Company's ability to obtain full recovery in respect of any claims against the Company in connection with products manufactured by Iovate under the indemnity is dependent on Iovate's insurance coverage and the creditworthiness of its insurer, and the absence of significant defenses by the insurer. To the extent the Company was not fully compensated by Iovate's insurer, it could seek recovery directly from Iovate. The Company's ability to fully recover such amounts would be limited by the creditworthiness of Iovate.

          As of December 31, 2010, there were 50 pending lawsuits related to Hydroxycut in which the Company had been named: 44 individual, largely personal injury claims and six putative class action cases, generally inclusive of claims of consumer fraud, misrepresentation, strict liability and breach of warranty. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

          By court order dated October 6, 2009, the United States Judicial Panel on Multidistrict Litigation consolidated pretrial proceedings of many of the pending actions in the Southern District of California (In re: Hydroxycut Marketing and Sales Practices Litigation, MDL No. 2087).

          Ciavarra Claim.    Prior to the Hydroxycut recall, Ryan Ciavarra filed a personal injury lawsuit against, among others, General Nutrition Corporation, in the District Court of Harris County, Texas on November 19, 2008. Plaintiff alleged that his use and consumption of the diet product Hydroxycut caused severe liver damage, jaundice and elevated liver enzymes. Plaintiff asserted claims for strict liability, negligence and breach of warranty and sought unspecified monetary damages. On December 20, 2010, the court entered an order that all of the plaintiff's claims against General Nutrition Corporation be dismissed without prejudice.

          Pro-Hormone/Androstenedione Cases.    The Company is currently defending six lawsuits (the "Andro Actions") relating to the sale by the Company of certain nutritional products alleged to contain the ingredients commonly known as Androstenedione, Androstenediol, Norandrostenedione, and Norandrostenediol (collectively, "Andro Products").

          In each of Andro Actions, plaintiffs sought, or are seeking, to certify a class and obtain damages on behalf of the class representatives and all those similarly-situated that purchased from the Company certain nutritional supplements alleged to contain one or more Andro Products. As any liabilities that may arise from these cases are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

          Romero Claim.    On April 27, 2009, plaintiff J.C. Romero, a professional baseball player, filed a complaint against, among others, Centers in Superior Court of New Jersey (Law Division/ Camden County). Plaintiff alleges that he purchased from a GNC store and consumed 6-OXO Extreme, which is manufactured by a third party, and in August 2008, was alleged to have tested positive for a banned substance. Plaintiff served a 50 game suspension imposed by Major League Baseball. The seven count complaint asserts, among other things, claims for negligence, strict liability, misrepresentation, breach implied warranty and violations of the New Jersey Consumer Fraud Act, and seeks unspecified monetary damages. The Company tendered the claim to the insurance company of the franchisee whose store sold and allegedly misrepresented the product. On or about October 9, 2009, the Company answered plaintiff's first amended complaint and cross-claimed against co-defendants Proviant Technologies and Ergopharm. Discovery in this case is ongoing and the Company is vigorously defending the matter. Any liabilities that may arise from this case are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

          California Wage and Break Claim.    On November 4, 2008, ninety-eight plaintiffs filed individual claims against the Company in the Superior Court of the State of California for the County of Orange, which was removed to the U.S. District Court, Central District of California on February 17, 2009. Each of the plaintiffs had previously been a member of a purported class in a lawsuit filed against the Company in 2007 and resolved in September 2009. The plaintiffs allege that they were not provided all of the rest and meal periods to which they were entitled under California law, and further allege that the Company failed to pay them split shift and overtime compensation to which they were entitled under California law. Discovery in this case is ongoing and the Company is vigorously defending these matters. The court has developed a mediation procedure for handling the pending claims and has ordered the parties to mediate with small groups of plaintiffs and stayed the case as to the plaintiffs not participating in the mediations. The first of the mediation sessions occurred February 10, 2010 and March 4, 2010 and did not result in any settlements. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

          FLSA Matters.    On June 29, 2010, Dominic Vargas and Anne Hickok, on behalf of themselves and all others similarly situated sued the Company (U.S. District Court, Western District of Pennsylvania, Case No. 2:05-mc-02025). The two-count complaint alleges, generally, that plaintiffs were required to perform work on an uncompensated basis and that the Company failed to pay overtime for such work. The second count of the complaint alleges the Company retaliated against plaintiffs when they complained about the overtime policy. The Company filed a motion to dismiss count II of the Complaint and on January 6, 2011 the court granted the motion.

          On July 16, 2010, a second, similar wage and hour complaint was filed by Jennifer Mell and Jose Munoz, on behalf of themselves and all others similarly situated against GNC Corporation (U.S. District Court, Western District of Pennsylvania, Case No. 10CV945). The complaint alleges that plaintiffs' job duties were non-exempt in nature and that they were misclassified as exempt employees. The Company filed a motion to dismiss which was granted on November 9, 2010. Plaintiffs filed an appeal on December 9, 2010.

Commitments

          The Company maintains certain purchase commitments with various vendors to ensure its operational needs are fulfilled of approximately  $19.8 million. As of December 31, 2010, the future purchase commitments consisted of  $10.6 million of advertising and  $9.2 million under the management services agreement with ACOF Operating Manager II and the Class B common stock. Other commitments related to the Company's business operations cover varying periods of time and are not significant. All of these commitments are expected to be fulfilled with no adverse consequences to the Company's operations of financial condition.

Environmental Compliance

          In March 2008, DHEC requested that the Company investigate contamination associated with historical activities at the Company's South Carolina facility. These investigations have identified chlorinated solvent impacts in soils and groundwater that extend offsite from the Company's facility. The Company is awaiting DHEC approval of the scope of additional investigations in order to understand the extent of these impacts and develop appropriate remedial measures for DHEC approval. At this state of the investigation, however, it is not possible to estimate the timing and extent of any remedial action that may be required, the ultimate cost of remediation, or the amount of the Company's potential liability.

          In addition to the foregoing, the Company is subject to numerous federal, state, local, and foreign environmental and health and safety laws and regulations governing its operations, including the handling, transportation, and disposal of the Company's non-hazardous and hazardous substances and wastes, as well as emissions and discharges from its operations into the environment, including discharges to air, surface water, and groundwater. Failure to comply with such laws and regulations could result in costs for remedial actions, penalties, or the imposition of other liabilities. New laws, changes in existing laws or the interpretation thereof, or the development of new facts or changes in their processes could also cause the Company to incur additional capital and operation expenditures to maintain compliance with environmental laws and regulations and environmental permits. The Company also is subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment without regard to fault or knowledge about the condition or action causing the liability. Under certain of these laws and regulations, such liabilities can be imposed for cleanup of previously owned or operated properties, or for properties to which substances or wastes that were sent in connection with current or former operations at its facilities. The presence of contamination from such substances or wastes could also adversely affect the Company's ability to sell or lease its properties, or to use them as collateral for financing. From time to time, the Company has incurred costs and obligations for correcting environmental and health and safety noncompliance matters and for remediation at or relating to certain of its properties or properties at which its waste has been disposed. The Company believes it has complied with, and is currently complying with, its environmental obligations pursuant to environmental and health and safety laws and regulations and that any liabilities for noncompliance will not have a material adverse effect on its business or financial performance. However, it is difficult to predict future liabilities and obligations, which could be material.

PREFERRED STOCK	12 Months Ended
Dec. 31, 2010
PREFERRED STOCK.
PREFERRED STOCK

NOTE 17. PREFERRED STOCK

          Holdings is authorized to issue up to 30.5 million shares of 10% Series A Cumulative Preferred Stock, ("Series A Preferred Stock"), par value  $0.001 and has 29.9 million shares outstanding at December 31, 2010. The Series A Preferred Stock ranks, with respect to dividend distributions, senior to any other class of Common Stock or preferred stock created after the Series A Preferred Stock. Dividends are compounded quarterly on March 31, June 30, September 30, and December 31 of each year. Holders of the Series A Preferred Stock do not have the right to require the Company to redeem all or a portion of their Series A Preferred Stock. The Series A Preferred Stock upon a liquidation event are required to be paid at 100% of their purchase price, plus any unpaid accumulated dividends. At December 31, 2010,  $68.3 million in unpaid dividends had been accrued.

          As of December 31, 2010 none of the Series A Preferred Stock has been redeemed. The Series A preferred stock must be redeemed upon a liquidation event, defined as any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Company, upon a change of control of the company, or upon the consummation of an initial public offering of the Company, as defined in the Certificate of Designation of the stock.

STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2010
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

NOTE 18. STOCKHOLDERS' EQUITY

Common Stock

          The Company has authorized 150 million shares of common stock, par value  $0.001 per share, which may be designated as Class A or Class B. The shares are identical in all respects to rights and privileges except that the Class B shares are not entitled to vote for the election or removal of directors. Class B stock has the right to receive a Special Dividend in the aggregate amount of  $750,000 per year, when, as and if declared by the Board of Directors, for a ten year period commencing on March 16, 2007. The shares of Class B common stock are convertible into Class A common stock, in whole or in part, at any time and from time to time at the option of the holder, on the basis of one share of Class A common stock for each share of Class B common stock. The holder of Class B common stock would have, upon conversion of its shares of Class B common stock into shares of Class A common stock, one vote per share of Class A common stock held on all matters submitted to a vote of the Company's stockholders.

          The shares of Class A common stock are convertible into Class B common stock, in whole or in part, at any time and from time to time at the option of the holder, provided such holder is a holder of Class B common stock, on the basis of one share of Class B common stock for each share Class A common stock.

          At December 31, 2010, there were 59.2 million shares of Class A stock outstanding. At December 31, 2010, there were 28.2 million shares of Class B stock outstanding.

Accumulated Other Comprehensive Income (Loss)

          The accumulated balances of other comprehensive income and their related tax effects included as part of the consolidated financial statements are as follows:

	Before tax amount		Tax Benefit (Expense)	Net Other Comprehensive Income (Loss)
	Foreign currency translation	Unrealized Gain/(Loss) on Derivatives	Unrealized Gain/(Loss) on Derivatives	Foreign currency translation	Unrealized Gain/(Loss) on Derivatives	Total
	( $ in thousands)
Balance at December 31, 2008	$(2,035)	$(18,902)	$6,880	$(2,035)	$(12,022)	$(14,057)
Foreign currency translation adjustment	4,172	—	—	4,172	—	4,172
Unrealized gain (loss) on derivatives designated as cash flow hedge, net of tax	—	4,223	(1,537)	—	2,686	2,686

Balance at December 31, 2009	$2,137	$(14,679)	$5,343	$2,137	$(9,336)	$(7,199)

Foreign currency translation adjustment	1,334	—	—	1,334	—	1,334
Unrealized gain on derivatives as cash flow hedge, net of tax	—	7,210	(2,625)	—	4,585	4,585

Balance at December 31, 2010	$3,471	$(7,469)	$2,718	$3,471	$(4,751)	$(1,280)

STOCK-BASED COMPENSATION PLANS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
STOCK-BASED COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS

NOTE 8.  STOCK-BASED COMPENSATION PLANS

The Company has outstanding stock-based compensation awards that were granted by the Holdings’ Compensation Committee of Holdings’ Board of Directors (the “Compensation Committee”) under the following two stock-based employee compensation plans:

·                  the GNC Holdings, Inc. 2011 Stock and Incentive Plan (the “2011 Stock Plan”) adopted in March 2011; and

·                  the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan adopted in March 2007 (as amended, the “2007 Stock Plan”).

Both plans have provisions that allow for the granting of stock options, restricted stock and other stock based awards and are available to certain eligible employees, directors, consultants or advisors as determined by the Compensation Committee.  Stock options under the plans were granted with exercise prices at or above fair market value on the date of grant, typically vest over a four- or five-year period and expire seven or ten years from the date of grant.

Up to 8.5 million shares of Class A common stock may be issued under the 2011 Stock Plan (subject to adjustment to reflect certain transactions and events specified in the 2011 Stock Plan for any award grant). If any award granted under the 2011 Stock Plan expires, terminates or is cancelled without having been exercised in full, the number of shares underlying such unexercised award will again become available for awards under the 2011 Stock Plan. The total number of shares of Class A common stock available for awards under the 2011 Stock Plan will be reduced by (i) the total number of stock options or stock appreciation rights exercised, regardless of whether any of the shares of Class A common stock underlying such awards are not actually issued to the participant as the result of a net settlement, and (ii) any shares of Class A common stock used to pay any exercise price or tax withholding obligation. In addition, the number of shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are not subject to the appreciation of the value of a share of Class A common stock (“Full Share Awards”) that may be granted under the 2011 Stock Plan is limited by counting shares granted pursuant to such awards against the aggregate share reserve as 1.8 shares for every share granted. If any stock option, stock appreciation right or other stock-based award that is not a Full Share Award is cancelled, expires or terminates unexercised for any reason, the shares covered by such awards will again be available for the grant of awards under the 2011 Stock Plan. If any shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are Full Share Awards are forfeited for any reason, 1.8 shares of Class A common stock will again be available for the grant of awards under the 2011 Stock Plan.

The Company will not grant any additional awards under the 2007 Stock Plan.   No stock appreciation rights, restricted stock, deferred stock or performance shares were granted under the 2007 Stock Plan.

The Company utilizes the Black Scholes model to calculate the fair value of options under both of the Holdings’ plans. The resulting compensation cost is recognized in the Company’s financial statements over the option vesting period.  The Company recognized  $1.4 million and  $0.7 million of non-cash stock-based compensation expense for the three months ended June 30, 2011 and 2010, respectively.  The Company recognized  $2.2 million and  $1.6 million of non-cash stock-based compensation expense for the six months ended June 30, 2011 and 2010, respectively.  At June 30, 2011, there was  $13.2 million of total unrecognized compensation cost related to non-vested stock-based compensation for all awards previously made that are expected to be recognized over a weighted average period of approximately 4.2 years.

During the six months ended, June 30, 2011 the total intrinsic value of awards exercised was  $4.4 million and the total amount of cash received from the exercise of options was  $3.3 million. The tax impact associated with the exercise of awards for the six months ended June 30, 2011 was a benefit of  $1.3 million and was recorded to additional capital.  During the six months ended June 30, 2010, there were no options exercised.

The following table sets forth a summary of stock options under all plans for the six months ended June 30, 2011:

	Total Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value (in Thousands)

Outstanding at December 31, 2010	9,344,188	$7.60
Granted	1,605,000	19.06
Exercised	(478,660)	6.95
Forfeited	(449,700)	14.37
Expired	(5,800)	10.81
Outstanding at June 30, 2011	10,015,028	$9.16	6.5	$126,660

Exercisable at June 30, 2011	6,917,196	$7.10	6.0	$101,771

The Black Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, award exercise price, expected term, risk-free interest rate, expected dividend yield and expected stock price volatility over the award’s expected term. Due to the utilization of these assumptions, the existing models do not necessarily represent the definitive fair value of awards for future periods.   As Holdings has had minimal exercises of stock options under its plans, the option term has been estimated by considering both the vesting period, which typically for both plans has been five or four years, and the contractual term, which historically has been either seven or ten years. Until the IPO, the fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock.  Following the consummation of the IPO, the fair value of the stock was based upon the closing price of the Class A common stock as reported on the New York Stock Exchange (the “NYSE”).  Volatility is estimated based upon the Company utilizing its current peer group average to estimate the expected volatility.

The assumptions used in the Company’s Black Scholes valuation related to stock option grants made during the six months ended June 30, 2011 were as follows:

Dividend yield	0.00%
Expected option life	4.5-7.0 years
Volatility factor percentage of market price	38.5%
Discount rate	2.2%-2.9%

The following table sets forth a summary of restricted stock units granted under the 2011 Stock Plan and related information for the six months ended June 30, 2011:

	Restricted Stock Units	Weighted Average Fair Value

Granted	102,560	$18.82
Vested	-	-
Forfeited	(12,020)	18.82
Outstanding at June 30, 2011	90,540	$18.82

NOTE 19. STOCK-BASED COMPENSATION PLANS

Stock Options

          The Company utilizes the Black-Scholes model to calculate the fair value of options. The resulting compensation cost is recognized in the Company's financial statements over the option vesting period. At December 31, 2010, the net unrecognized compensation cost was  $6.1 million and is expected to be recognized over a weighted average period of approximately 1.4 years.

          In 2007, the Board of Directors (the "Board") and stockholders approved and adopted the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan (the "2007 Stock Plan"). The purpose of the 2007 Stock Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the success of the Company. The 2007 Stock Plan provides for the granting of stock options, restricted stock, and other stock-based awards. The 2007 Stock Plan is available to certain eligible employees, directors, consultants or advisors as determined by the administering committee of the Board. The total number of shares of Holdings' Class A common stock reserved and available for the 2007 Stock Plan is 10.4 million shares. Stock options under the 2007 Stock Plan generally are granted with exercise prices at or above fair market value, typically vest over a four or five-year period and expire ten years from date of grant. No stock appreciation rights, restricted stock, deferred stock or performance shares have been granted under the 2007 Stock Plan.

          The following table outlines Holdings' total stock options activity:

	Total Options	Weighted Average Exercise Price
Outstanding at December 31, 2009	9,263,640	$7.27
Granted	680,000	12.58
Exercised	(13,876)	7.91
Forfeited	(518,325)	8.19
Expired	(67,251)	8.07

Outstanding at December 31, 2010	9,344,188	$7.60

Exercisable at December 31, 2010	5,031,731	$6.82

          Stock-based compensation expense for the years ended December 31, 2010, 2009 and 2008 was  $3.2 million,  $2.9 million, and  $2.6 million, respectively.

          As of December 31, 2010, the weighted average remaining contractual life of outstanding options was 6.6 years. At December 31, 2010, the weighted average remaining contractual life of exercisable options was 6.1 years. The weighted average fair value of options granted during 2010, 2009, and 2008, was  $2.65,  $3.19, and  $1.17, respectively.

          The Black-Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, option exercise price, expected option term, risk-free interest rate, expected dividend yield, and expected stock price volatility over the option's expected term. As the Company has had minimal exercises of stock options through December 31, 2010, 2009 and 2008 option term has been estimated by considering both the vesting period, which is typically for the successor and predecessor plans, five and four years, respectively, and the contractual term of ten and seven years, respectively. As the Company's underlying stock is not publicly traded on an open market, the Company utilized its current peer group average to estimate the expected volatility. The assumptions used in the Company's Black-Scholes valuation related to stock option grants made during the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008
Dividend yield	0.00%	0.00%	0.00%
Expected option life	7.5 years	7.5 years	7.5 years
Volatility factor percentage of market price	31.5% - 33.0%	34.20% - 44.60%	26.00% - 28.40%
Discount rate	2.49% - 3.28%	0.43% - 3.28%	3.08% - 3.64%

          As the Black-Scholes option valuation model utilizes certain estimates and assumptions, the existing models do not necessarily represent the definitive fair value of options for future periods. Assumptions used in the Black-Scholes option valuation model include the fair value of the stock, as the stock is not publicly traded and volatility. The fair value of the stock is estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock. Volatility is estimated based upon the volatility in a sample peer group of companies. The average estimated fair value of the Company's stock for the years ended December 31, 2010, 2009 and 2008, were  $9.89,  $5.95, and  $5.17 per share, respectively.

SEGMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
SEGMENTS
SEGMENTS

NOTE 9.  SEGMENTS

The Company has three reportable segments, each of which represents an identifiable component of the Company for which separate financial information is available. This information is utilized by the Company’s management to assess performance and allocate assets accordingly. The Company’s management evaluates segment operating results based on several indicators. The primary key performance indicators are sales and operating income or loss for each segment. Operating income or loss, as evaluated by management, excludes certain items that are managed at the consolidated level, such as distribution and warehousing, impairments and other corporate costs. The following table represents key financial information for each of the Company’s reportable segments, identifiable by the distinct operations and management of each: Retail, Franchising and Manufacturing/Wholesale. The Retail reportable segment includes the Company’s corporate store operations in the United States, Canada and its GNC.com business. The Franchise reportable segment represents the Company’s franchise operations, both domestically and internationally. The Manufacturing/Wholesale reportable segment represents the Company’s manufacturing operations in South Carolina and the Wholesale sales business. This segment supplies the Retail and Franchise segments, along with various third parties, with finished products for sale. The Warehousing and Distribution and Corporate costs represent the Company’s administrative expenses. The accounting policies of the segments are the same as those described in the “Basis of Presentation and Summary of Significant Accounting Policies”.

The following table represents key financial information of the Company’s segments:

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	(unaudited)
	(in thousands)

Revenue:
Retail	$384,304	$342,834	$768,007	$693,668
Franchise	82,827	72,870	160,211	145,472
Manufacturing/Wholesale:
Intersegment (1)	57,032	51,262	107,731	98,607
Third Party	51,404	40,026	96,325	81,609
Sub total Manufacturing/Wholesale	108,436	91,288	204,056	180,216
Sub total segment revenues	575,567	506,992	1,132,274	1,019,356
Intersegment elimination (1)	(57,032)	(51,262)	(107,731)	(98,607)
Total revenue	$518,535	$455,730	$1,024,543	$920,749

Operating income:
Retail	$63,409	$49,382	$127,006	$99,578
Franchise	25,938	22,634	51,294	44,606
Manufacturing/Wholesale	21,043	16,367	37,597	33,239
Unallocated corporate and other costs:
Warehousing and distribution costs	(15,239)	(13,774)	(30,387)	(27,664)
Corporate costs (2)	(22,454)	(18,237)	(42,762)	(36,204)
Transaction related costs	-	-	(12,362)	-
Sub total unallocated corporate and other costs	(37,693)	(32,011)	(85,511)	(63,868)
Total operating income	$72,697	$56,372	$130,386	$113,555

(1)  Intersegment revenues are eliminated from consolidated revenue.

(2)  Includes  $3.5 million of executive severance for the three and six months ended June 30, 2011.

NOTE 20. SEGMENTS

          The Company has three reportable segments, each of which represents an identifiable component of the Company for which separate financial information is available. This information is utilized by management to assess performance and allocate assets accordingly. The Company's management evaluates segment operating results based on several indicators. The primary key performance indicators are sales and operating income or loss for each segment. Operating income or loss, as evaluated by management, excludes certain items that are managed at the consolidated level, such as distribution and warehousing, impairments and other corporate costs. The following table represents key financial information for each of the Company's reportable segments, identifiable by the distinct operations and management of each: Retail, Franchising, and Manufacturing/Wholesale. The Retail reportable segment includes the Company's corporate store operations in the United States, Canada and its GNC.com business. The Franchise reportable segment represents the Company's franchise operations, both domestically and internationally. The Manufacturing/Wholesale reportable segment represents the Company's manufacturing operations in South Carolina and the Wholesale sales business. This segment supplies the Retail and Franchise segments, along with various third parties, with finished products for sale. The Warehousing and Distribution and Corporate costs represent the Company's administrative expenses. The accounting policies of the segments are the same as those described in the "Basis of Presentation and Summary of Significant Accounting Policies".

          The following table represents key financial information of the Company's segments:

	December 31,
	2010	2009	2008
	(in thousands)
Revenue:
Retail	$1,344,358	$1,256,314	$1,219,305
Franchise	293,549	264,168	258,020
Manufacturing/Wholesale:
Intersegment(1)	209,465	201,306	180,070
Third Party	184,261	186,525	179,404

Sub total Manufacturing/Wholesale	393,726	387,831	359,474
Sub total segment revenues	2,031,633	1,908,313	1,836,799
Intersegment elimination(1)	(209,465)	(201,306)	(180,070)

Total revenue	$1,822,168	$1,707,007	$1,656,729

(1)
Intersegment revenues are eliminated from consolidated revenue.

Operating income:
Retail	$181,873	$153,142	$140,916
Franchise	93,821	80,800	80,816
Manufacturing/Wholesale	69,421	73,450	67,378
Unallocated corporate and other costs:
Warehousing and distribution costs	(54,983)	(53,557)	(54,266)
Corporate costs	(77,726)	(72,809)	(65,234)
Sub total unallocated corporate and other costs	(132,709)	(126,366)	(119,500)

Total operating income	212,406	181,026	169,610
Interest expense, net	65,376	69,940	83,000

Income before income taxes	147,030	111,086	86,610
Income tax expense	50,463	41,562	31,952

Net income	$96,567	$69,524	$54,658

	December 31,
	2010	2009	2008
	(in thousands)
Depreciation and amortization:
Retail	$26,241	$24,164	$21,449
Franchise	3,044	4,081	5,001
Manufacturing / Wholesale	11,407	10,926	9,783
Corporate / Other	6,301	7,494	6,220

Total depreciation and amortization	$46,993	$46,665	$42,453

Capital expenditures:
Retail	$23,263	$20,640	$33,074
Franchise	50	2	7
Manufacturing / Wholesale	4,318	4,527	11,108
Corporate / Other	4,891	3,513	4,477

Total capital expenditures	$32,522	$28,682	$48,666

Total assets
Retail	$1,272,541	$1,262,755	$1,263,229
Franchise	477,230	468,949	471,247
Manufacturing / Wholesale	410,832	423,884	436,018
Corporate / Other	264,480	162,506	121,514

Total assets	$2,425,083	$2,318,094	$2,292,008

Geographic areas
Total revenues:
United States	$1,727,489	$1,618,452	$1,567,641
Foreign	94,679	88,555	89,088

Total revenues	$1,822,168	$1,707,007	$1,656,729

Long-lived assets:
United States	$188,988	$193,762	$201,787
Foreign	10,207	10,151	6,885

Total long-lived assets	$199,195	$203,913	$208,672

          The following table represents sales by general product category. The category "Other" includes other wellness products sales from the Company's point of sales system and certain required accounting adjustments of  $6.5 million,  $5.7 million and  $4.7 million for the years ended December 31, 2010, 2009, and 2008, respectively.

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
U.S Retail Product Categories:
VMHS	$496,093	$496,427	$465,245
Sports Nutrition Products	531,269	443,408	410,133
Diet and Weight Management Products	122,259	128,039	148,158
Other Wellness Products	100,058	99,885	106,681

Total U.S. Retail revenues	1,249,679	1,167,759	1,130,217
Canada retail revenues(1)	94,679	88,555	89,088

Total Retail Revenue	$1,344,358	$1,256,314	$1,219,305

(1)
Canada sales are presented in total not by category as product sales for Canada are managed in local currency.

          The data above represents the majority of the revenue reported for the domestic portion of the Company's Retail segment. In addition to these sales, additional revenue and revenue adjustments are recorded to ensure conformity with U.S. GAAP. This includes wholesale revenue (to the Company's military commissary locations), deferral of the Company's Gold Card revenue to match the twelve month discount period of the card, and a reserve for customer returns. These items are recurring in nature, and the Company expects to record similar adjustments in the future.

          In addition to the Retail product categories discussed above, Franchise revenues are primarily generated from (1) product sales to franchisees, (2) royalties from franchise retail sales and (3) franchise fees, and Manufacturing/ Wholesale sales are generated from sales of manufactured products to third parties, primarily in the VMHS product category.

FRANCHISE REVENUE	12 Months Ended
Dec. 31, 2010
FRANCHISE REVENUE
FRANCHISE REVENUE

NOTE 21. FRANCHISE REVENUE

          The Company's Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. The Company enters into franchise agreements with initial terms of ten years. The Company charges franchisees three types of flat franchise fees associated with stores: initial, transfer and renewal. The initial franchise fee is payable prior to the franchise store opening as consideration for the initial franchise rights and services performed by the Company. Transfer fees are paid as consideration for the same rights and services as the initial fee and occur when a former franchisee transfers ownership of the franchise location to a new franchisee. This is typically a reduced fee compared to the initial franchise fee. The renewal franchise fee is charged to existing franchisees upon renewal of the franchise contract. This fee is similar to, but typically less than, the initial fee.

          Once the franchise store is opened, transferred or renewed, the Company has no further obligations under these fees to the franchisee. Therefore, all initial, transfer and renewal franchise fee revenue is recognized in the period in which a franchise store is opened, transferred or date the contract period is renewed. The Company recognized initial franchise fees of  $2.8 million,  $2.4 million and  $3.3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

          The following is a summary of the Company's franchise revenue by type:

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(in thousands)
Product sales	$241,932	$217,920	$209,662
Royalties	38,722	35,561	35,147
Franchise fees	5,646	4,570	5,676
Other	7,249	6,117	7,535

Total franchise revenue	$293,549	$264,168	$258,020

SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2010
SUPPLEMENTAL CASH FLOW INFORMATION
SUPPLEMENTAL CASH FLOW INFORMATION

NOTE 22. SUPPLEMENTAL CASH FLOW INFORMATION

          The Company remitted cash payments for federal and state income taxes of  $50.8 million,  $16.0 million, and  $18.1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

          The Company remitted cash payments for interest expense related to outstanding debt of  $61.9 million,  $66.7 million, and  $80.1 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

RETIREMENT PLANS	12 Months Ended
Dec. 31, 2010
RETIREMENT PLANS
RETIREMENT PLANS

NOTE 23. RETIREMENT PLANS

          The Company sponsors a 401(k) defined contribution savings plan covering substantially all employees. Full time employees who have completed 30 days of service and part time employees who have completed 1,000 hours of service are eligible to participate in the plan. The plan provides for employee contributions of 1% to 80% of individual compensation into deferred savings, subject to IRS limitations. The plan provides for Company contributions upon the employee meeting the eligibility requirements. The Company match consists of both a fixed and a discretionary match which is based on a specified financial target for all participants in the plan. The fixed match is 50% on the first 3% of the salary that an employee defers and the discretionary match could be up to an additional 100% match on the 3% deferral. A discretionary match can be approved at any time by the Company.

          An employee becomes vested in the Company match portion as follows:

Years of Service	Percent Vested
0-1	0%
1-2	33%
2-3	66%
3+	100%

          The Company made cash contributions of  $1.3 million,  $1.2 million, and  $1.2 million for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the Company made a discretionary match for the 2008 plan year of  $0.6 million in March 2009, for the 2009 plan year of  $0.6 million in February 2010, and for the 2010 plan year will make a payment of  $0.9 million in March 2011.

          The Company has a Non-qualified Executive Retirement Arrangement Plan that covers key employees. Under the provisions of this plan, certain eligible key employees are granted cash compensation, which in the aggregate was not significant for any year presented.

          The Company has a Non-qualified Deferred Compensation Plan that provides benefits payable to certain qualified key employees upon their retirement or their designated beneficiaries upon death. This plan allows participants the opportunity to defer pretax amounts ranging from 2% to 100% of their base compensation plus bonuses. The plan is funded entirely by elective contributions made by the participants. The Company has elected to finance any potential plan benefit obligations using corporate owned life insurance policies. All assets relating to the non-qualified deferred compensation plan are held in a rabbi trust.

FAIR VALUE MEASUREMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 11.   FAIR VALUE MEASUREMENT

The standard on fair market measurement defines fair value, establishes a consistent framework for measuring fair value, and expands disclosures for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1 -        observable inputs such as quoted prices in active markets for identical assets and liabilities;

Level 2 -       observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, other inputs that are observable, or can be corroborated by observable market data; and

Level 3 -      unobservable inputs for which there are little or no market data, which require the reporting entity to develop its own assumptions.

The following table presents the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of June 30, 2011 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(unaudited)
	(in thousands)

Other current liabilities	$-	$-	$-

Other long-term liabilities	$3,509	$-	$-

The following table presents the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)

Other current liabilities	$-	$4,395	$-

Other long-term liabilities	$3,034	$3,074	$-

The following is a description of the valuation methodologies used for these items, as well as the general classification of such items pursuant to the fair value hierarchy of the standard on fair value measurements and disclosures:

Other Current Liabilities and Other Long-term Liabilities. Other current liabilities and long-term liabilities classified as Level 1 consist of liabilities related to the Company’s non-qualified deferred compensation plan. The liabilities related to this plan are adjusted based on changes in the fair value of the underlying employee-directed investment choices. Since the employee-directed investment choices are exchange traded equity indexes with quoted prices in active markets, the liabilities are classified within Level 1 on the fair value hierarchy.  Other current liabilities and long-term liabilities classified as Level 2 consisted of the Company’s interest rate swaps which were terminated on March 4, 2011.

In addition to the above table, the Company’s financial instruments also consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt.  The Company did not elect to value its long-term debt with the fair value option in accordance with the standard on financial instruments.  The Company believes that the recorded values of all of its other financial instruments approximate their fair values because of their nature and respective durations.

NOTE 24. FAIR VALUE MEASUREMENTS

          As described in Note 2, the Company adopted the provisions of the new standard on fair value measurements and disclosures as of January 1, 2008. This standard defines fair value, establishes a consistent framework for measuring fair value, and expands disclosures for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1	—	observable inputs such as quoted prices in active markets for identical assets and liabilities;
Level 2	—
observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, other inputs that are observable, or can be corroborated by observable market data; and
Level 3	—	unobservable inputs for which there are little or no market data, which require the reporting entity to develop its own assumptions.

          The following table presents the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)
Other current liabilities	$—	$(4,395)	$—
Other long-term liabilities	$(3,034)	$(3,074)	$—

          The following is a description of the valuation methodologies used for these items, as well as the general classification of such items pursuant to the fair value hierarchy of the standard on Fair Value Measurements and Disclosures:

          Other current liabilities and long-term liabilities — Other current liabilities and long-term liabilities classified as Level 1 consist of liabilities related to the Company's non-qualified deferred compensation plan. The liabilities related to these plans are adjusted based on changes in the fair value of the underlying employee-directed investment choices. Since the employee-directed investment choices are exchange traded equity indexes with quoted prices in active markets, the liabilities are classified as within Level 1 on the fair value hierarchy. Other current liabilities and long-term liabilities classified as Level 2 consist of the Company's interest rate swaps. The derivatives are a pay-variable, receive-fixed interest rate swap based on a LIBOR rate. Fair value is based on a model-derived valuation using the LIBOR rate, which is an observable input in an active market. Therefore, the Company's derivative is classified as Level 2 on the fair value hierarchy.

          In addition to the above table, the Company's financial instruments also consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The Company did not elect to value its long-term debt with the fair value option in accordance with the standard on Financial Instruments. The Company believes that the recorded values of all of its other financial instruments approximate their fair values because of their nature and respective durations.

RELATED PARTY TRANSACTIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 12. RELATED PARTY TRANSACTIONS

Management Services Agreement. Together with Holdings’ wholly owned subsidiary, GNC Acquisition Inc., Holdings entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’) with GNC Parent Corporation on February 8, 2007. Pursuant to the Merger Agreement and on March 16, 2007, GNC Acquisition Inc. was merged with and into GNC Parent Corporation, with GNC Parent Corporation as the surviving corporation and our wholly owned subsidiary (the ‘‘Merger’’). In connection with the Merger, on March 16, 2007, Holdings entered into a Management  Services Agreement (the “ACOF Management Services Agreement”)  with ACOF Operating Manager II, L.P. (“ACOF Manager”), an affiliate of Ares Corporate Opportunities Fund II, L.P. (“Ares”), one of Holdings’ sponsors.  The ACOF Management Service Agreement provided for an annual management fee of  $750,000, payable quarterly and in advance to ACOF Manager, on a pro rata basis, until the tenth anniversary from March 16, 2007 plus any one-year extensions (which extensions occurred automatically on each anniversary date of March 16, 2007), as well as reimbursements for ACOF Manager’s and its affiliates’ out-of-pocket expenses in connection with the management services provided under the ACOF Management Services Agreement.  For the six months ended June 30, 2011 and 2010,  $187,500 and  $375,000, respectively, had been paid pursuant to this agreement.

The ACOF Management Services Agreement provided that upon consummation of a change in control transaction or a bona fide initial public offering, ACOF Manager would receive, in lieu of quarterly payments of the annual management fee, an automatic fee equal to the net present value of the aggregate annual management fee that would have been payable to ACOF Manager during the remainder of the term of the agreement, calculated in good faith by Holdings’ board of directors (the “Board”).  Upon consummation of the IPO in April 2011,  $5.6 million was paid pursuant to this agreement and the agreement was terminated. This amount was accrued and expensed in transaction related costs during the period ended March 31, 2011.

Special Dividend. Ontario Teachers’ Pension Plan Board (“OTPP”), as the holder of Holdings’ Class B common stock, was entitled to receive an annual special dividend payment equal to an aggregate amount of  $750,000 per year when, as and if declared by the Board (the “Special Dividend”). The Special Dividend was payable in equal quarterly installments on the first day of each quarter commencing on April 1, 2007 and for ten years thereafter (the “Special Dividend Period”).  For the six months ended June 30, 2011 and 2010,  $187,500 and  $375,000, respectively, was paid pursuant to this arrangement.

Upon the consummation of a change in control transaction or a bona fide initial public offering, OTPP was entitled to receive, in lieu of quarterly payments of the special dividend payments, an automatic payment equal to the net present value of the aggregate amount of the special dividend payments that would have been payable to OTPP during the remainder of the Special Dividend Period, calculated in good faith by the Board.  Upon consummation of the IPO in April 2011,  $5.6 million was paid to OTPP and the arrangement was terminated.  This amount was accrued and expensed in transaction related costs during the period ended March 31, 2011.

2007 Senior Credit Facility.  Upon consummation of the Merger, Centers entered into the 2007 Senior Credit Facility, under which various funds affiliated with Ares, were lenders.  Under the 2007 Senior Credit Facility, these affiliated funds made term loans to Centers in the amount of  $65.0 million and  $62.1 million, as of the consummation of the Merger and December 31, 2010, respectively.  In addition, as of December 31, 2010, an aggregate of  $2.9 million in principal and  $11.0 million in interest had been paid to affiliates of Ares in respect of amounts borrowed under the 2007 Senior Credit Facility.  Borrowings under the 2007 Senior Credit Facility had accrued interest at a weighted average rate of 4.6% per year.  In connection with the Refinancing and as of March 4, 2011, the remaining principal amount of  $62.1 million and an additional amount of  $0.5 million in interest was paid to affiliates of Ares.

2011 Senior Credit Facility.  Various funds affiliated with Ares are lenders under the 2011 Senior Credit Facility.  These affiliated funds have made term loans to Centers in the amount of  $120.0 million.  In connection with the Company’s repayment of  $300.0 million of outstanding borrowings under the Term Loan Facility with proceeds from the IPO, funds affiliated with Ares received approximately  $30.0 million, representing their pro rata positions in the Term Loan Facility.  Interest represented  $0.1 million of the  $30.0 million paid to funds affiliated with Ares.

Lease Agreements.  At June 30, 2011 and 2010, the Company was party to 18 and 21 lease agreements, respectively, as lessee, with Cadillac Fairview Corporation, a direct wholly owned subsidiary of OTPP, as lessor, with respect to properties located in Canada.  For the six months ended June 30, 2011 and 2010, the Company paid  $1.3 million and  $1.5 million, respectively, under the lease agreements.  Each lease was negotiated in the ordinary course of business on an arm’s length basis.

NOTE 25. RELATED PARTY TRANSACTIONS

          Management Services Agreement.    In connection with the Merger, Holdings entered into a Management Services Agreement with ACOF Operating Manager II, L.P. ("ACOF Operating Manager II"), an affiliate of Ares. Under the agreement, ACOF Operating Manager II provides Holdings and its subsidiaries with certain services in exchange for an annual fee of  $750,000, as well as customary fees for services rendered in connection with certain major financial transactions, plus reimbursement of expenses and a tax gross-up relating to a non-tax deductible portion of the fee. In addition, upon consummation of the Merger, Holdings incurred an aggregate fee of  $5.0 million, plus reimbursement of expenses, payable to ACOF Operating Manager II for services rendered in connection with the Merger. As of December 31, 2010,  $2.8 million had been paid pursuant to this agreement.

          Special Dividend.    OTPP, as the holder of Holdings' Class B common stock, is entitled to receive ratable an annual special dividend payment equal to an aggregate amount of  $750,000 per year when, as and if declared by the board of directors, for the Special Dividend Period. The special dividend is payable in equal quarterly installments on the first day of each quarter commencing on April 1, 2007. As of December 31, 2010,  $2.8 million had been paid to OTPP.

          Credit Facility.    Upon consummation of the Merger, Centers entered into a  $735.0 million credit agreement, of which various funds affiliated with one of Holdings' sponsors, Ares, are investors. As of December 31, 2010 and 2009, certain affiliates of Ares held approximately  $65.0 million and  $62.1 million, respectively of term loans under the Senior Credit Facility. In addition, as of December 31, 2010, an aggregate of  $2.9 million in principal and  $11.0 million in interest has been paid to affiliates of Ares in respect of amounts borrowed under the Senior Credit Facility. Borrowings under the Senior Credit Facility have accrued interest at a weighted average rate of 4.6% per year.

          Stock Purchase.    During the third and fourth quarters of 2008, Axcel Partners III, LLC, of which an officer and director of the Company is a member, purchased 273,215 shares of Class A common stock of the Company at a price of  $6.82 per share, for an aggregate purchase price of  $1.9 million and 45,478 shares of Class A common stock of Holdings at a price of  $7.08 per share, for an aggregate purchase price of  $0.3 million, respectively and 110,151 and 18,710 shares of Series A preferred stock of the Company at a price of  $5.00 per share plus accrued and unpaid dividends through the dates of purchase, for an aggregate purchase price of  $0.6 million and  $0.1 million, respectively.

          Lease Agreements.    At December 31, 2010, General Nutrition Centres Company, an indirect wholly owned subsidiary of Holdings, was party to 19 lease agreements, as lessee, with Cadillac Fairview Corporation, a direct wholly owned subsidiary of OTPP, as lessor, with respect to properties located in Canada. For the years ended December 31, 2010, 2009 and 2008, the Company paid  $2.8 million,  $2.4 million and  $2.5 million, respectively, under the lease agreements and as of December 31, 2010, the aggregate future minimum lease payments under the lease agreements was  $19.3 million. Each lease was negotiated in the ordinary course of business on an arm's length basis.

          Product Purchases.    During the Company's 2010 fiscal year, it purchased certain fish oil and probiotics products manufactured by Lifelong Nutrition, Inc. ("Lifelong") for resale under the Company's proprietary brand name GNC WELLbeING®. Carmen Fortino, who serves as one of the directors of Holdings, is the Managing Director, a member of the Board of Directors and a stockholder of Lifelong's parent company. The aggregate value of the products the Company purchased from Lifelong was  $2.3 million and  $3.3 million for the 2010 and 2009 fiscal years, respectively. Effective December 31, 2010, Lifelong's parent company was sold to a third party and Mr. Fortino resigned his positions at Lifelong.

          Product Development and Distribution Agreement.    On June 3, 2010, General Nutrition Corporation, a wholly owned subsidiary of the Company, and Lifelong entered into a Product Development and Distribution Agreement (the "Lifelong Agreement"), pursuant to which General Nutrition Corporation and Lifelong will develop a branded line of supplements to be manufactured by Lifelong. As described above, Mr. Fortino was the Managing Director, a member of the board of directors and a stockholder of Lifelong's parent company. Products manufactured under the Lifelong Agreement and sold in the Company's stores will be purchased by the Company from Lifelong; products sold outside of the Company's stores will be subject to certain revenue sharing arrangements. For the year ended December 31, 2010, the Company made  $1.3 million in product purchases from Lifelong under the Lifelong Agreement. Effective December 31, 2010, Lifelong's parent company was sold to a third party and Mr. Fortino resigned his positions at Lifelong.

QUARTERLY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2010
QUARTERLY FINANCIAL INFORMATION
QUARTERLY FINANCIAL INFORMATION

NOTE 26. QUARTERLY FINANCIAL INFORMATION

          The following table summarizes the Company's 2010 and 2009 quarterly results:

	Three months Ended March 31, 2010	Three months Ended June 30, 2010	Three months Ended September 30, 2010	Three months Ended December 31, 2010	Year Ended December 31, 2010
	(unaudited) ( $ in thousands, except per share $)
Total revenue	$465,019	$455,730	$465,660	$435,759	$1,822,168
Gross profit	165,899	163,612	163,059	149,712	642,282
Operating income	57,183	56,372	58,790	40,061	212,406
Net income	25,661	25,411	26,669	18,826	96,567
Weighted average shares outstanding:
Basic	87,339	87,353	87,357	87,367	87,339
Diluted	87,574	87,778	88,179	88,719	88,917
Earnings per share:
Basic	$0.24	$0.23	$0.25	$0.15	$0.87
Diluted	$0.24	$0.23	$0.24	$0.15	$0.85

	Three months Ended March 31, 2009	Three months Ended June 30, 2009	Three months Ended September 30, 2009	Three months Ended December 31, 2009	Year Ended December 31, 2009
	(unaudited) ( $ in thousands, except per share $)
Total revenue	$439,897	$432,416	$430,798	$403,896	$1,707,007
Gross profit	154,168	151,510	148,192	136,700	590,570
Operating income	50,113	45,797	47,359	37,757	181,026
Net income	19,419	17,942	19,498	12,665	69,524
Weighted average shares outstanding:
Basic	87,670	87,339	87,339	87,339	87,421
Diluted	87,758	87,548	87,688	87,818	87,859
Earnings per share:
Basic	$0.17	$0.15	$0.17	$0.09	$0.58
Diluted	$0.17	$0.15	$0.17	$0.09	$0.58

SUPPLEMENTAL GUARANTOR INFORMATION	12 Months Ended
Dec. 31, 2010
SUPPLEMENTAL GUARANTOR INFORMATION
SUPPLEMENTAL GUARANTOR INFORMATION

NOTE 27. SUPPLEMENTAL GUARANTOR INFORMATION

          As of December 31, 2010 Centers' debt included its Senior Credit Facility, Senior Notes and Senior Subordinated Notes. The Senior Credit Facility has been guaranteed by GNC Corporation and Centers' existing and future direct and indirect material domestic subsidiaries. The Senior Notes are general non collateralized obligations of Centers, are effectively subordinated to Centers' Senior Credit Facility to the extent of the value of the collateral securing the Senior Credit Facility and are senior in right of payment to all existing and future subordinated obligations of Centers, including its Senior Subordinated Notes. The Senior Notes are unconditionally guaranteed on a non collateralized basis by all of Centers' existing and future direct and indirect material domestic subsidiaries. The Senior Subordinated Notes are general non collateralized obligations and are guaranteed on a senior subordinated basis by Centers' existing and future direct and indirect material domestic subsidiaries and rank junior in right of payment to Centers' Senior Credit Facility and Senior Notes. The guarantors are the same for the Senior Credit Facility, Senior Notes and Senior Subordinated Notes. Non-guarantor subsidiaries include the remaining direct and indirect foreign subsidiaries. The subsidiary guarantors are 100% owned, directly or indirectly by Holdings. The guarantees are full and unconditional and joint and several. Investments in subsidiaries are accounted for under the equity method of accounting.

          Presented below are condensed consolidated financial statements of Holdings as the parent of Centers (the issuer), and the combined guarantor and non-guarantor subsidiaries of Holdings as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008. Intercompany balances and transactions have been eliminated.

          The Company reorganized its corporate structure effective January 1, 2009. Certain guarantor subsidiaries were merged with and into Centers, which remained the issuer after the reorganization; certain other guarantor subsidiaries were merged with and into each other. Supplemental guarantor information for periods prior to January 1, 2009 reflect the corporate structure that existed prior to the reorganization.

Supplemental Condensed Consolidating Balance Sheets

December 31, 2010	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Current assets
Cash and cash equivalents	$43,261	$148,389	$(1,985)	$4,237	$—	$193,902
Receivables, net	10	—	102,490	531	(157)	102,874
Intercompany receivables	—	49,143	1,264	—	(50,407)	—
Inventories, net	—	—	352,853	29,096	—	381,949
Prepaids and other current assets	813	16,996	15,380	7,223	157	40,569

Total current assets	44,084	214,528	470,002	41,087	(50,407)	719,294
Goodwill	—	—	624,773	468	—	625,241
Brands	—	—	720,000	—	—	720,000
Property, plant and equipment, net	—	7,408	157,967	28,053	—	193,428
Investment in subsidiaries	794,763	1,652,109	789,436	796,260	(4,032,568)	—
Other assets	—	33,905	141,996	—	(8,781)	167,120

Total assets	$838,847	$1,907,950	$2,904,174	$865,868	$(4,091,756)	$2,425,083

Current liabilities
Current liabilities	$570	$71,391	$150,728	$12,136	$—	$234,825
Intercompany payables	413	—	29,054	20,940	(50,407)	—

Total current liabilities	983	71,391	179,782	33,076	(50,407)	234,825
Long-term debt	—	1,026,563	(268)	12,915	(8,781)	1,030,429
Deferred tax liabilities	—	(4,152)	292,532	(365)	—	288,015
Other long-term liabilities	—	17,755	14,251	1,944	—	33,950

Total liabilities	983	1,111,557	486,297	47,570	(59,188)	1,587,219
Preferred stock	218,381	—	—	—	—	218,381
Total stockholders' equity (deficit)	619,483	796,393	2,417,877	818,298	(4,032,568)	619,483

Total liabilities and stockholders' equity (deficit)	$838,847	$1,907,950	$2,904,174	$865,868	$(4,091,756)	$2,425,083

Supplemental Condensed Consolidating Balance Sheets

December 31, 2009	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Current assets
Cash and cash equivalents	$14,859	$77,797	$(4,801)	$2,093	$—	$89,948
Receivables, net	—	472	92,273	1,187	—	93,932
Intercompany receivables	—	139,591	963	—	(140,554)	—
Inventories, net	—	—	339,975	30,517	—	370,492
Prepaids and other current assets	56	19,308	14,409	8,502	—	42,275

Total current assets	14,915	237,168	442,819	42,299	(140,554)	596,647
Goodwill	—	—	624,285	468	—	624,753
Brands	—	—	720,000	—	—	720,000
Property, plant and equipment, net	—	7,409	163,882	28,290	—	199,581
Investment in subsidiaries	717,383	1,550,708	709,829	718,479	(3,696,399)	—
Other assets	—	28,876	157,018	—	(8,781)	177,113

Total assets	$732,298	$1,824,161	$2,817,833	$789,536	$(3,845,734)	$2,318,094

Current liabilities
Current liabilities	$32	$34,129	$154,435	$11,023	$—	$199,619
Intercompany payables	290	—	113,359	26,905	(140,554)	—

Total current liabilities	322	34,129	267,794	37,928	(140,554)	199,619
Long-term debt	—	1,052,341	32	14,493	(8,781)	1,058,085
Deferred tax liabilities	—	(4,754)	294,087	(439)	—	288,894
Other long-term liabilities	—	24,929	14,129	462	—	39,520

Total liabilities	322	1,106,645	576,042	52,444	(149,335)	1,586,118
Preferred stock	197,742	—	—	—	—	197,742
Total stockholders' equity (deficit)	534,234	717,516	2,241,791	737,092	(3,696,399)	534,234

Total liabilities and stockholders' equity (deficit)	$732,298	$1,824,161	$2,817,833	$789,536	$(3,845,734)	$2,318,094

Supplemental Condensed Consolidating Statements of Operations

Year ended December 31, 2010	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Revenue	$—	$—	$1,727,234	$108,172	$(13,238)	$1,822,168
Cost of sales, including costs of warehousing, distribution and occupancy	—	—	1,112,517	80,607	(13,238)	1,179,886

Gross profit	—	—	614,717	27,565	—	642,282
Compensation and related benefits	—	44,801	211,227	17,769	—	273,797
Advertising and promotion	—	—	50,466	1,241	—	51,707
Other selling, general and administrative	2,182	34,490	68,154	1,342	(1,500)	104,668
Subsidiary (income) expense	(98,176)	(101,326)	(97,645)	(98,173)	395,320	—
Other (income) expense	—	(72,455)	67,336	4,823	—	(296)

Operating income (loss)	95,994	94,490	315,179	100,563	(393,820)	212,406
Interest expense, net	(153)	3,512	60,926	1,091		65,376

Income (loss) before income taxes	96,147	90,978	254,253	99,472	(393,820)	147,030
Income tax (benefit) expense	(420)	(7,195)	57,775	303	—	50,463

Net income (loss)	$96,567	$98,173	$196,478	$99,169	$(393,820)	$96,567

Supplemental Condensed Consolidating Statements of Operations

Successor Year Ended December 31, 2009	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Revenue	$—	$—	$1,622,085	$102,092	$(17,170)	$1,707,007
Cost of sales, including costs of warehousing, distribution and occupancy	—	—	1,060,619	72,988	(17,170)	1,116,437

Gross profit	—	—	561,466	29,104	—	590,570
Compensation and related benefits	—	41,713	205,190	16,143	—	263,046
Advertising and promotion	—	—	49,280	754	—	50,034
Other selling, general and administrative	1,665	33,111	63,431	(88)	(1,500)	96,619
Subsidiary (income) expense	(71,119)	(75,141)	(68,622)	(69,619)	284,501	—
Other (income) expense	—	(71,075)	66,915	4,005	—	(155)

Operating income (loss)	69,454	71,392	245,272	77,909	(283,001)	181,026
Interest expense, net	(13)	4,204	64,569	1,180	—	69,940

Income (loss) before income taxes	69,467	67,188	180,703	76,729	(283,001)	111,086
Income tax (benefit) expense	(57)	(2,431)	41,973	2,077	—	41,562

Net income (loss)	$69,524	$69,619	$138,730	$74,652	$(283,001)	$69,524

Supplemental Condensed Consolidating Statements of Operations

Year Ended December 31, 2008	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Revenue	$—	$—	$1,566,054	$102,018	$(11,343)	$1,656,729
Cost of sales, including costs of warehousing, distribution and occupancy	—	—	1,020,402	73,571	(11,343)	1,082,630

Gross profit	—	—	545,652	28,447	—	574,099
Compensation and related benefits	—	—	234,188	15,605	—	249,793
Advertising and promotion	—	—	54,351	709	—	55,060
Other selling, general and administrative	1,671	2,215	92,893	3,624	(1,500)	98,903
Subsidiary (income) expense	(56,280)	(58,977)	(60,345)	(54,780)	230,382	—
Other (income) expense	—	—	126	607	—	733

Operating income (loss)	54,609	56,762	224,439	62,682	(228,882)	169,610
Interest expense, net	—	4,242	77,579	1,179	—	83,000

Income (loss) before income taxes	54,609	52,520	146,860	61,503	(228,882)	86,610
Income tax (benefit) expense	(49)	(2,260)	33,103	1,158	—	31,952

Net income (loss)	$54,658	$54,780	$113,757	$60,345	$(228,882)	$54,658

Supplemental Condensed Consolidating Statements of Cash Flows

Year Ended December 31, 2010	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
NET CASH PROVIDED BY OPERATING ACTIVITIES:	$28,169	$—	$137,529	$4,186	$(28,384)	$141,500
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	—	(3,701)	(26,764)	(2,057)	—	(32,522)
Acquisition of the Company	—	(3,096)	—	—	—	(3,096)
Investment/distribution	—	107,481	(107,481)	—	—	—
Other investing	—	—	(455)	—	—	(455)

Net cash provided by (used in) investing activities	—	100,684	(134,700)	(2,057)	—	(36,073)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock	233	—	—	—	—	233
Dividend payment	—	(28,384)	—	—	28,384	—
Other financing	—	(1,708)	(13)	—	—	(1,721)

Net cash used in financing activities	233	(30,092)	(13)	—	28,384	(1,488)
Effect of exchange rate on cash	—		—	15	—	15

Net increase in cash	28,402	70,592	2,816	2,144	—	103,954
Beginning balance, cash	14,859	77,797	(4,801)	2,093	—	89,948

Ending balance, cash	$43,261	$148,389	$(1,985)	$4,237	$—	$193,902

Supplemental Condensed Consolidating Statements of Cash Flows

Year Ended December 31, 2009	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
NET CASH PROVIDED BY OPERATING ACTIVITIES:	$13,614	$—	$109,200	$4,757	$(13,600)	$113,971
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	—	(2,446)	(22,470)	(3,766)	—	(28,682)
Acquisition of the Company		(11,268)	—	—	—	(11,268)
Investment/distribution	—	129,379	(129,379)	—	—	—
Other investing	—	—	(2,224)	—	—	(2,224)

Net cash provided by (used in) investing activities	—	115,665	(154,073)	(3,766)	—	(42,174)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock	—	—	—	—	—	—
Purchase of treasury stock	(787)	(278)	—	—	—	(1,065)
Dividend payment to Parent	—	(13,600)	—	—	13,600	—
Financing fees	—	(45)	—	—	—	(45)
Other financing	—	(23,945)	(5)	(1,377)	—	(25,327)

Net cash used in financing activities	(787)	(37,868)	(5)	(1,377)	13,600	(26,437)
Effect of exchange rate on cash	—	—	—	249	—	249

Net increase in cash	12,827	77,797	(44,878)	(137)	—	45,609
Beginning balance, cash	2,032	—	40,077	2,230	—	44,339

Ending balance, cash	$14,859	$77,797	$(4,801)	$2,093	$—	$89,948

Supplemental Condensed Consolidating Statements of Cash Flows

Successor Year Ended December 31, 2008	Parent	Issuer	Combined Guarantor Subsidiaries	Combined Non-Guarantor Subsidiaries	Consolidated
	(in thousands)
NET CASH PROVIDED BY OPERATING ACTIVITIES:	$—	$—	$71,727	$5,638	$77,365
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	—	—	(43,767)	(4,899)	(48,666)
Investment/distribution	—	13,056	(13,056)	—	—
Acquisition of intangible	—	—	(1,000)	—	(1,000)
Acquisition of the Company	—	(10,842)	—	—	(10,842)
Other investing	—	—	83	—	83

Net cash provided by (used in) investing activities	—	2,214	(57,740)	(4,899)	(60,425)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock	2,932	131	—	—	3,063
Purchase of treasury stock	(900)	(963)	—	—	(1,863)
Financing fees	—	—	—	—	—
Other financing	—	(1,382)	—	(1,217)	(2,599)

Net cash used in financing activities	2,032	(2,214)	—	(1,217)	(1,399)
Effect of exchange rate on cash	—	—	—	(56)	(56)

Net increase (decrease) in cash	2,032	—	13,987	(534)	15,485
Beginning balance, cash	—	—	26,090	2,764	28,854

Ending balance, cash	$2,032	$—	$40,077	$2,230	$44,339

SUBSEQUENT EVENTS (UNAUDITED)	12 Months Ended
Dec. 31, 2010
SUBSEQUENT EVENTS (UNAUDITED)
SUBSEQUENT EVENTS (UNAUDITED)

NOTE 28. SUBSEQUENT EVENTS (UNAUDITED)

          On March 4, 2011, Centers entered into a  $1.2 billion term loan facility with a term of seven years and an  $80.0 million revolving credit facility with a term of five years. Centers used a portion of the proceeds from the new term loan facility to refinance its former indebtedness, including all outstanding indebtedness under the Senior Credit Facility, the Senior Notes and the Senior Subordinated Notes, and to pay related fees and expenses. Centers used the remaining proceeds, together with cash on hand, to pay a dividend to Holdings of  $185 million and contribute  $85 million to Centers' wholly owned subsidiary, GNC Funding, Inc. ("GNC Funding"), which amount GNC Funding then loaned to Holdings. The repayment of Centers' former indebtedness will result in a charge for the related deferred financing fees and settlement of the related interest rate swap contracts in 2011.

          Management has considered all other subsequent events.

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule II - Valuation and Qualifying Accounts
Schedule II - Valuation and Qualifying Accounts	Schedule II - Valuation and Qualifying Accounts

Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Current assets:
Cash and cash equivalents	$ 97,970	$ 193,902	$ 161,908	$ 89,948	$ 44,339	$ 28,854
Receivables, net	100,706	102,874		93,932
Inventories (Note 3)	415,720	381,949		370,492
Prepaids and other current assets	48,478	40,569		42,275
Total current assets	662,874	719,294		596,647
Long-term assets:
Goodwill (Note 4)	625,878	625,241		624,753
Brands (Note 4)	720,000	720,000		720,000
Other intangible assets, net (Note 4)	143,849	147,224		154,370
Property, plant and equipment, net	191,053	193,428		199,581
Deferred financing fees, net	12,656	14,129		18,411
Other long-term assets	7,767	5,767		4,332
Total long-term assets	1,701,203	1,705,789		1,721,447
Total assets	2,364,077	2,425,083		2,318,094
Current liabilities:
Accounts payable	128,793	98,662		95,904
Accrued payroll and related liabilities	24,211	25,656		22,277
Accrued interest (Note 5)	2,004	13,372		14,552
Current portion, long-term debt (Note 5)	1,592	28,070		1,724
Deferred revenue and other current liabilities	73,688	69,065		65,162
Total current liabilities	230,288	234,825		199,619
Long-term liabilities:
Long-term debt (Note 5)	900,615	1,030,429		1,058,085
Deferred tax liabilities, net	289,134	288,015		288,894
Other long-term liabilities	33,397	33,950		39,520
Total long-term liabilities	1,223,146	1,352,394		1,386,499
Total liabilities	1,453,434	1,587,219		1,586,118
Preferred stock, $0.001 par value, 60,000 shares authorized: Series A, 30,500 shares designated, 30,134 shares issued, 29,867 shares outstanding and 267 shares held in treasury at December 31, 2010		218,381		197,742
Common stock.
Paid-in-capital	695,800	451,728		448,556
Retained earnings	212,425	171,224		95,263
Treasury stock, at cost	(2,277)	(2,277)		(2,474)
Accumulated other comprehensive income (loss)	4,591	(1,280)		(7,199)
Total stockholders' equity	910,643	619,483	578,004	534,234	474,458	446,429
Total liabilities and stockholders' equity	2,364,077	2,425,083		2,318,094
Class A Common Stock
Common stock.
Common stock	90	60		60
Total stockholders' equity	90	60	60	60	60	60
Class B Common Stock
Common stock.
Common stock	14	28		28
Total stockholders' equity	$ 14	$ 28	$ 28	$ 28	$ 28	$ 28

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	60,000	60,000	60,000
Preferred stock, Series A, designated		30,500	30,500
Preferred stock, Series A, shares issued		30,134	30,129
Preferred stock, Series A, shares outstanding		29,867	20,862
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	150,000	150,000	150,000
Class A Common Stock
Treasury Stock Held	769	769	784
Common stock, shares issued	90,833	59,968	59,954
Common stock, shares outstanding	90,064	59,199	59,170
Class B Common Stock
Common stock, shares issued	13,782	28,169	28,169
Common stock, shares outstanding	13,782	28,169	28,169
Preferred Stock
Treasury Stock Held	0	267	267

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue	$ 518,535	$ 455,730	$ 1,024,543	$ 920,749	$ 1,822,168	$ 1,707,007	$ 1,656,729
Cost of sales, including cost of warehousing, distribution and occupancy	327,618	292,118	649,779	591,238	1,179,886	1,116,437	1,082,630
Gross profit	190,917	163,612	374,764	329,511	642,282	590,570	574,099
Compensation and related benefits	75,363	67,641	146,636	135,474	273,797	263,046	249,793
Advertising and promotion	13,391	14,122	27,598	29,576	51,707	50,034	55,060
Other selling, general and administrative	29,418	25,458	57,901	50,963	100,687	96,619	98,903
Foreign currency loss (gain)	48	19	(119)	(57)	(296)	(155)	733
Transaction related costs			12,362		3,981
Operating income	72,697	56,372	130,386	113,555	212,406	181,026	169,610
Interest expense, net (Note 5)	15,723	16,274	54,099	32,886	65,376	69,940	83,000
Income before income taxes	56,974	40,098	76,287	80,669	147,030	111,086	86,610
Income tax expense (Note 10)	20,970	14,687	30,360	29,597	50,463	41,562	31,952
Net income	36,004	25,411	45,927	51,072	96,567	69,524	54,658
Income per share - Basic and Diluted:
Net income	36,004	25,411	45,927	51,072	96,567	69,524	54,658
Preferred stock dividends	(494)	(5,086)	(4,726)	(10,048)	(20,606)	(18,667)	(16,861)
Net income available to common shareholders	$ 35,510	$ 20,325	$ 41,201	$ 41,024	$ 75,961	$ 50,857	$ 37,797
Earnings per share:
Basic (in dollars per share)	$ 0.35	$ 0.23	$ 0.43	$ 0.47	$ 0.87	$ 0.58	$ 0.43
Diluted (in dollars per share)	$ 0.34	$ 0.23	$ 0.42	$ 0.46	$ 0.85	$ 0.58	$ 0.43
Weighted average common shares outstanding:
Basic (in shares)	102,723	87,353	95,088	87,347	87,339	87,421	87,761
Diluted (in shares)	105,908	88,223	97,972	88,452	88,917	87,859	87,787

Consolidated Statement of Stockholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands	Total	Class A Common Stock	Class B Common Stock	Treasury Stock	Paid-in-Capital	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Comprehensive Income
Balance at Dec. 31, 2007	$ 446,429	$ 60	$ 28	$ (235)	$ 440,819	$ 6,609	$ (852)
Balance (in shares) at Dec. 31, 2007		59,585	28,169
Comprehensive income (loss):
Net income	54,658					54,658		54,658
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718 and $874 for the six months ended on June 30, 2011 and 2010, respectively	(8,438)						(8,438)	(8,438)
Foreign currency translation adjustments	(4,767)						(4,767)	(4,767)
Comprehensive income	41,453							41,453
Purchase of treasury stock	(1,445)			(1,445)
Purchase of treasury stock (in shares)		(413)
Preferred stock dividends	(16,861)					(16,861)
Non-cash stock-based compensation	2,594				2,594
Capital contribution	2,288				2,288
Capital contribution (in shares)		338
Balance at Dec. 31, 2008	474,458	60	28	(1,680)	445,701	44,406	(14,057)
Balance (in shares) at Dec. 31, 2008		59,510	28,169
Comprehensive income (loss):
Net income	69,524					69,524		69,524
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718 and $874 for the six months ended on June 30, 2011 and 2010, respectively	2,686						2,686	2,686
Foreign currency translation adjustments	4,172						4,172	4,172
Comprehensive income	76,382							76,382
Purchase of treasury stock	(794)			(794)
Purchase of treasury stock (in shares)		(340)
Preferred stock dividends	(18,667)					(18,667)
Non-cash stock-based compensation	2,855				2,855
Balance at Dec. 31, 2009	534,234	60	28	(2,474)	448,556	95,263	(7,199)
Balance (in shares) at Dec. 31, 2009		59,170	28,169
Comprehensive income (loss):
Net income	51,072					51,072		51,072
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718 and $874 for the six months ended on June 30, 2011 and 2010, respectively	1,526						1,526	1,526
Foreign currency translation adjustments	(446)						(446)	(446)
Comprehensive income	52,152							52,152
Purchase of treasury stock	90				90
Purchase of treasury stock (in shares)		14
Preferred stock dividends	(10,048)					(10,048)
Non-cash stock-based compensation	1,576				1,576
Balance at Jun. 30, 2010	578,004	60	28	(2,474)	450,222	136,287	(6,119)
Balance (in shares) at Jun. 30, 2010		59,184	28,169
Balance at Dec. 31, 2009	534,234	60	28	(2,474)	448,556	95,263	(7,199)
Balance (in shares) at Dec. 31, 2009		59,170	28,169
Comprehensive income (loss):
Net income	96,567					96,567		96,567
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718 and $874 for the six months ended on June 30, 2011 and 2010, respectively	4,585						4,585	4,585
Foreign currency translation adjustments	1,334						1,334	1,334
Comprehensive income	102,486							102,486
Issuance of common stock	200			197	3
Issuance of common stock (in shares)		29
Preferred stock dividends	(20,606)					(20,606)
Non-cash stock-based compensation	3,169				3,169
Balance at Dec. 31, 2010	619,483	60	28	(2,277)	451,728	171,224	(1,280)
Balance (in shares) at Dec. 31, 2010		59,199	28,169
Comprehensive income (loss):
Net income	45,927					45,927		45,927
Unrealized gain on derivatives designated and qualified as cash flow hedges, net of tax of $2,718 and $874 for the six months ended on June 30, 2011 and 2010, respectively	4,751						4,751	4,751
Foreign currency translation adjustments	1,120						1,120	1,120
Comprehensive income	51,798							51,798
Issuance of common stock	237,253	16			237,237
Issuance of common stock (in shares)		16,000
Conversion of stock		14	(14)
Conversion of stock (in shares)		14,387	(14,387)
Preferred stock dividends	(4,726)					(4,726)
Exercise of stock options	4,620				4,620
Exercise of stock options (in shares)		478
Non-cash stock-based compensation	2,215				2,215
Balance at Jun. 30, 2011	$ 910,643	$ 90	$ 14	$ (2,277)	$ 695,800	$ 212,425	$ 4,591
Balance (in shares) at Jun. 30, 2011		90,064	13,782

Consolidated Statement of Stockholders' Equity and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss)
Unrealized gain on derivatives designated and qualified as cash flow hedges, tax	$ 2,718	$ 874	$ 2,625	$ 1,537	$ (4,829)

Consolidated Statements of Cash Flows (USD $) In Thousands	6 Months Ended
Jun. 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 45,927
Adjustments to reconcile net income to net cash provided by operating activities:
Write-off of deferred financing fees - early debt extinguishment	17,418
Amortization of original issue discount - early debt extinguishment	2,437
Depreciation expense	19,085
Amortization of intangible assets	3,806
Amortization of deferred financing fees	1,401
Amortization of original issue discount	235
Increase in provision for inventory losses	8,847
Non-cash stock-based compensation	2,215
Increase (decrease) in provision for losses on accounts receivable	180
Changes in assets and liabilities:
Decrease in receivables	831
Increase in inventory	(40,884)
(Increase) decrease in other working capital	(9,781)
Increase in accounts payable	30,158
Decrease in interest payable	(11,369)
Increase in accrued liabilities	9,011
Net cash provided by operating activities	79,517
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(16,455)
Franchise store conversions	284
Investment in joint ventures	(1,020)
Store acquisition costs	(686)
Net cash used in investing activities	(17,877)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of Class A preferred stock	(223,107)
Redemption of Senior Toggle Notes	(300,000)
Redemption of Senior Subordinated Notes	(110,000)
Issuance of Class A Common Stock	237,253
Proceeds from exercised stock options	3,325
Tax benefit from exercise of stock options	1,612
Payments on long-term debt	(783)
Deferred financing fees	(17,346)
Net cash used in financing activities	(157,228)
Effect of exchange rate on cash and cash equivalents	(344)
Net increase (decrease) in cash and cash equivalents	(95,932)
Beginning balance, cash and cash equivalents	193,902
Ending balance, cash and cash equivalents	97,970
2007 Senior Credit Facility
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of Senior Credit Facilty	(644,382)
2011 Senior Credit Facility
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of Senior Credit Facilty	(300,000)
Borrowings on 2011 Senior Credit Facility	$ 1,196,200

NATURE OF BUSINESS	6 Months Ended
Jun. 30, 2011
NATURE OF BUSINESS
NATURE OF BUSINESS

NOTE 1.  NATURE OF BUSINESS

General Nature of Business. GNC Holdings, Inc., formerly GNC Acquisition Holdings Inc., a Delaware corporation (“Holdings”, and collectively with its subsidiaries and, unless the context requires otherwise, its and their respective predecessors, the “Company”), is a leading specialty retailer of nutritional supplements, which include: vitamins, minerals and herbal supplements (“VMHS”), sports nutrition products, diet products and other wellness products.

The Company’s organizational structure is vertically integrated as the operations consist of purchasing raw materials, formulating and manufacturing products and selling the finished products through its three primary segments: retail, franchising and manufacturing/wholesale.  Corporate retail store operations are located in North America and Puerto Rico, and in addition the Company offers products domestically through GNC.com and www.drugstore.com. Franchise stores are located in the United States and 50 international countries (including distribution centers where retail sales are made).  The Company operates its primary manufacturing facilities in South Carolina and distribution centers in Arizona, Pennsylvania and South Carolina. The Company manufactures the majority of its branded products, but also merchandises various third party products. Additionally, the Company licenses the use of its trademarks and trade names.

The processing, formulation, packaging, labeling and advertising of the Company’s products are subject to regulation by one or more federal agencies, including the Food and Drug Administration (“FDA”), Federal Trade Commission (“FTC”), Consumer Product Safety Commission, United States Department of Agriculture and the Environmental Protection Agency. These activities are also regulated by various agencies of the states and localities in which the Company’s products are sold.

In March 2011, General Nutrition Centers, Inc. (“Centers”), a wholly owned subsidiary of Holdings, entered into the 2011 Senior Credit Facility, consisting of a  $1.2 billion Term Loan Facility and an  $80.0 million Revolving Credit Facility, and utilized the proceeds to repay all outstanding indebtedness under the 2007 Senior Credit Facility, the Senior Notes, and the Senior Subordinated Notes.

In April 2011, Holdings consummated an initial public offering of 16.0 million shares of its Class A common stock (the “IPO”), at an initial public offering (the “IPO”) price of  $16.00 per share.  The net proceeds from the IPO, together with cash on hand, were used to redeem all outstanding Series A preferred stock, repay approximately  $300.0 million of outstanding borrowings under the Term Loan Facility, and pay approximately  $11.1 million to satisfy obligations under the ACOF Management Services Agreement and the Class B common stock.

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Jun. 30, 2011
BASIS OF PRESENTATION, REVISIONS, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been omitted. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes included in the prospectus (the “Prospectus”) contained in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-169618), which was declared effective on March 31, 2011 (the “Registration Statement”). There have been no material changes to the application of critical accounting policies and significant judgments and estimates since December 31, 2010.

The accompanying unaudited consolidated financial statements include all adjustments (consisting of a normal and recurring nature) that management considers necessary for a fair statement of financial information for the interim periods.  Interim results are not necessarily indicative of the results that may be expected for the remainder of the year ending December 31, 2011.

Principles of Consolidation. The consolidated financial statements include the accounts of Holdings, all of its subsidiaries and a variable interest entity. All material intercompany transactions have been eliminated in consolidation.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. Accordingly, these estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Some of the most significant estimates pertaining to the Company include the valuation of inventories, the allowance for doubtful accounts, income tax valuation allowances and the recoverability of long-lived assets. On a regular basis, management reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews and if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates.

Financial Instruments and Derivatives.  As part of the Company’s financial risk management program, it has historically used certain derivative financial instruments to reduce its exposure to market risk for changes in interest rates primarily in respect of its long-term debt obligations.  The Company has not historically entered into, and does not intend to enter into, derivative transactions for speculative purposes and holds no derivative instruments for trading purposes.  Floating-to-fixed interest rate swap agreements, designated as cash flow hedges of interest rate risk, were entered into from time to time to hedge the Company’s exposure to interest rate changes on a portion of the Company’s floating rate debt. The interest rate swap agreements converted a portion of the Company’s floating rate debt to fixed rate debt.  Interest rate floors designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty if interest rates fall below the strike rate on the contract in exchange for an upfront premium. The Company recorded the fair value of these contracts as an asset or a liability, as applicable, in the balance sheet, with the offset to accumulated other comprehensive income (loss), net of tax.  The Company measured hedge effectiveness by assessing the changes in the fair value or expected future cash flows of the hedged item.  The ineffective portions, if any, were recorded in interest expense in the current period.

Derivatives designated as hedging instruments were recorded in the consolidated balance sheet at fair value as follows:

		Fair Value
	Balance Sheet Location	June 30, 2011	December 31, 2010
		(unaudited)
		(in thousands)

Interest Rate Products	Other current liabilities	$-	$4,395

Interest Rate Products	Other long-term liabilities	$-	$3,074

For the period ended December 31, 2010, the Company had interest rate swap agreements outstanding that effectively converted notional amounts of an aggregate  $550.0 million of debt from floating to fixed interest rates.  The four outstanding agreements were to mature between April 2011 and September 2012.  Amounts related to derivatives were reported in accumulated other comprehensive income (loss) and reclassified to interest expense as interest payments were made on the Company’s variable-rate debt.   In conjunction with a refinancing transaction (the “Refinancing”) on March 4, 2011, the Company repaid in full the 2007 Senior Credit Facility (the “2007 Senior Credit Facility”), its outstanding Senior Notes and its outstanding Senior Subordinated Notes (as defined below), and the four agreements were settled and terminated for an aggregate cash payment of  $8.7 million.  During the first quarter of 2011,  $8.1 million of accumulated unrealized losses on the swaps was reclassified to interest expense, of which  $5.8 million was accelerated due to the debt retirement and swap terminations on March 4, 2011.  No such derivative instruments are currently outstanding.

Components of gains and losses recorded in the consolidated balance sheet and consolidated income statements for the three months ended June 30, 2011 and 2010 were as follows:

Derivatives in Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)

(unaudited)
(in thousands)

2011

Interest Rate Products	$-	Interest income (expense)	$-

2010

Interest Rate Products	$(1,616)	Interest income (expense)	$(3,577)

Components of gains and losses recorded in the consolidated balance sheet and consolidated income statements for the six months ended June 30, 2011 and 2010 were as follows:

Derivatives in Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)

(unaudited)
(in thousands)

2011

Interest Rate Products	$(639)	Interest income (expense)	$(8,108)

2010

Interest Rate Products	$(5,275)	Interest income (expense)	$(7,675)

Transaction Related Cost.  The Company recognizes transaction related costs as expenses in the period incurred.  For the six months ended June 30, 2011, the Company recognized  $12.4 million of such expenses.

Recently Issued Accounting Pronouncements

As of June 30, 2011, there were no recently issued accounting standards that are expected to have a material impact on the Company’s consolidated financial statements.

INVENTORIES	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
INVENTORIES, NET
INVENTORIES

NOTE 3.  INVENTORIES

Inventories at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

Finished product ready for sale	$337,901	$319,212
Work-in-process, bulk product and raw materials	70,876	57,165
Packaging supplies	6,943	5,572
	$415,720	$381,949

NOTE 4. INVENTORIES, NET

          Inventories at each respective period consisted of the following:

	December 31,
	Net Carrying Value
	2010	2009
	(in thousands)
Finished product ready for sale	$319,212	$311,422
Work-in-process, bulk product and raw materials	57,165	53,515
Packaging supplies	5,572	5,555

	$381,949	$370,492

GOODWILL AND INTANGIBLE ASSETS, NET	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET
GOODWILL AND INTANGIBLE ASSETS, NET

NOTE 4. GOODWILL AND INTANGIBLE ASSETS, NET

Goodwill represents the excess of purchase price over the fair value of identifiable net assets of acquired entities.  In accordance with the standard on intangibles and goodwill, goodwill and intangible assets with indefinite useful lives are not amortized, but instead are tested for impairment at least annually. Other intangible assets with finite lives are amortized on a straight-line basis over periods not exceeding 35 years.

For the six months ended June 30, 2011, the Company acquired 16 franchise stores.  These acquisitions were accounted for utilizing the acquisition method of accounting and the Company recorded the acquired inventory, fixed assets, franchise rights and goodwill, with an applicable reduction to receivables and cash. The total purchase price associated with these acquisitions was  $1.9 million, of which  $0.7 million was paid in cash.

The following table summarizes the Company’s goodwill activity:

			Manufacturing/
	Retail	Franchising	Wholesale	Total
	(in thousands)
Balance at December 31, 2010	$305,097	$117,303	$202,841	$625,241
Acquired franchise stores	637	-	-	637
Balance at June 30, 2011 (unaudited)	$305,734	$117,303	$202,841	$625,878

The following table summarizes the Company’s intangible asset activity:

	Retail	Franchise	Operating	Franchise
	Brand	Brand	Agreements	Rights	Total
	(in thousands)
Balance at December 31, 2010	$500,000	$220,000	$146,223	$1,001	$867,224
Acquired franchise stores	-	-	-	431	431
Amortization expense	-	-	(3,427)	(379)	(3,806)
Balance at June 30, 2011 (unaudited)	$500,000	$220,000	$142,796	$1,053	$863,849

The following table reflects the gross carrying amount and accumulated amortization for each major intangible asset:

	Estimated	June 30, 2011			December 31, 2010
	Life		Accumulated	Carrying		Accumulated	Carrying
	in years	Cost	Amortization	Amount	Cost	Amortization	Amount
			(unaudited)

	(in thousands)
Brands - retail	-	$500,000	$-	$500,000	$500,000	$-	$500,000
Brands - franchise	-	220,000	-	220,000	220,000	-	220,000
Retail agreements	25-35	31,000	(4,670)	26,330	31,000	(4,143)	26,857
Franchise agreements	25	70,000	(12,017)	57,983	70,000	(10,617)	59,383
Manufacturing agreements	25	70,000	(12,017)	57,983	70,000	(10,617)	59,383
Other intangibles	5	1,000	(500)	500	1,150	(550)	600
Franchise rights	1-5	4,133	(3,080)	1,053	3,702	(2,701)	1,001
		$896,133	$(32,284)	$863,849	$895,852	$(28,628)	$867,224

The following table represents future estimated amortization expense of other intangible assets, net, with definite lives at June 30, 2011:

Estimated
amortization
Years ending December 31,	expense
(unaudited)
(in thousands)
2011	3,773
2012	7,244
2013	7,039
2014	6,762
2015	6,668
Thereafter	112,363
Total	$143,849

NOTE 7. GOODWILL, BRANDS, AND OTHER INTANGIBLE ASSETS, NET

          Management utilized various resources in arriving at its final fair value adjustments that were made to the Company's financial statements as of March 16, 2007. In connection with the Merger, final fair values were assigned to various other intangible assets. The Company's brands were assigned a final fair value representing the longevity of the Company name and general recognition of the product lines. The Gold Card program was assigned a final fair value representing the underlying customer listing, for both the Retail and Franchise segments. The retail agreements were assigned a final fair value reflecting the opportunity to expand the Company stores within a major drug store chain and on military facilities. A final fair value was assigned to the agreements with the Company's franchisees, both domestic and international, to operate stores for a contractual period. Final fair values were assigned to the Company's manufacturing and wholesale segments for production and continued sales to certain customers.

          For the years ended December 31, 2010 and 2009, the Company acquired 24 and 53 franchise stores, respectively. These acquisitions are accounted for utilizing the purchase method of accounting and the Company records the acquired inventory, fixed assets, franchise rights and goodwill, with an applicable reduction to receivables and cash. For the years ended December 31, 2010 and 2009, the total purchase prices associated with these acquisitions was  $2.5 million and  $9.3 million, respectively, of which  $0.6 million and  $2.5 million, respectively, was paid in cash.

          The following table summarizes the Company's goodwill activity:

	Retail	Franchising	Manufacturing/ Wholesale	Total
	(in thousands)
Balance at December 31, 2008	$302,765	$117,303	$202,841	$622,909

Acquired franchise stores	1,844	—	—	1,844

Balance at December 31, 2009	$304,609	$117,303	$202,841	$624,753

Acquired franchise stores	488	—	—	488

Balance at December 31, 2010	$305,097	$117,303	$202,841	$625,241

          Intangible assets other than goodwill consisted of the following at each respective period:

	Gold Card	Retail Brand	Franchise Brand	Operating Agreements	Franchise Rights	Total
Balance at December 31, 2008	$2,456	$500,000	$220,000	$160,019	$701	$883,176

Acquired franchise stores	—	—	—	—	953	953
Amortization expense	(2,081)	—	—	(6,943)	(735)	(9,759)

Balance at December 31, 2009	$375	$500,000	$220,000	$153,076	$919	$874,370

Acquired franchise stores	—	—	—	—	641	641
Amortization expense	(375)	—	—	(6,853)	(559)	(7,787)

Balance at December 31, 2010	$—	$500,000	$220,000	$146,223	$1,001	$867,224

          The following table represents the gross carrying amount and accumulated amortization for each major intangible asset:

		December 31, 2010			December 31, 2009
	Estimated Life in years
		Cost	Accumulated Amortization	Carrying Amount	Cost	Accumulated Amortization	Carrying Amount
		(in thousands)
Brands — retail	—	$500,000	$—	$500,000	$500,000	$—	$500,000
Brands — franchise	—	220,000	—	220,000	220,000	—	220,000
Gold card — retail	3	3,500	(3,500)	—	3,500	(3,354)	146
Gold card — franchise	3	5,500	(5,500)	—	5,500	(5,271)	229
Retail agreements	25-35	31,000	(4,143)	26,857	31,000	(3,090)	27,910
Franchise agreements	25	70,000	(10,617)	59,383	70,000	(7,817)	62,183
Manufacturing agreements	25	70,000	(10,617)	59,383	70,000	(7,817)	62,183
Other intangibles	5	1,150	(550)	600	1,150	(350)	800
Franchise rights	1-5	3,702	(2,701)	1,001	3,061	(2,142)	919

		$904,852	$(37,628)	$867,224	$904,211	$(29,841)	$874,370

          The following table represents future estimated amortization expense of intangible assets with finite lives:

Years ending December 31,	Estimated amortization expense
(in thousands)
2011	$7,386
2012	7,105
2013	6,998
2014	6,710
2015	6,673
Thereafter	112,352

Total	$147,224

LONG-TERM DEBT / INTEREST EXPENSE	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
LONG-TERM DEBT / INTEREST
LONG-TERM DEBT / INTEREST EXPENSE

NOTE 5.  LONG-TERM DEBT / INTEREST EXPENSE

Long-term debt at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

2011 Senior Credit Facility	$897,243	$-
2007 Senior Credit Facility	-	644,382
Senior Notes	-	298,372
Senior Subordinated Notes	-	110,000
Mortgage	4,936	5,711
Capital leases	28	34
Total Debt	902,207	1,058,499
Less: current maturities	(1,592)	(28,070)
Long-term Debt	$900,615	$1,030,429

The Company’s net interest expense for each respective period was as follows:

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	(unaudited) (in thousands)		(unaudited) (in thousands)

2011 Senior Credit Facility:
Term Loan	$10,064	$-	$13,990	$-
Revolver	159	-	208	-
Deferred fees writedown - early extinguishment	4,016	-	17,418	-
OID writedown - early extinguishment	881	-	2,437	-
Deferred financing fees amortization	505	1,068	1,401	2,124
Mortgage	231	116	320	231
OID amortization	127	102	235	201
Interest income	(260)	(161)	(477)	(298)
Senior Notes	-	4,853	4,808	9,709
Senior Subordinated Notes	-	2,956	3,054	5,912
Termination of interest rate swaps	-	-	5,819	-
2007 Senior Credit Facility:
Term Loan	-	7,228	4,815	14,783
Revolver	-	112	71	224
Interest expense, net	$15,723	$16,274	$54,099	$32,886

Accrued interest at each respective period consisted of the following:

	June 30,	December 31,
	2011	2010
	(unaudited)
	(in thousands)

2011 Senior Credit Facility	$2,004	$-
2007 Senior Credit Facility	-	4,173
Senior Notes	-	5,717
Senior Subordinated Notes	-	3,482
Total	$2,004	$13,372

On March 4, 2011, Centers entered into the 2011 Senior Credit Facility, consisting of a  $1.2 billion term loan facility (the “Term Loan Facility”) and an undrawn  $80.0 million revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “2011 Senior Credit Facility”).  The Term Loan Facility will mature in March 2018. The Revolving Credit Facility will mature in March 2016.  Interest on the 2011 Senior Credit Facility accrues at a variable rate and was 4.25% at June 30, 2011.  Interest is accrued at a rate, at the Company’s option, per annum equal to (A) the sum of (i) the greatest of (a) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect), (b) the federal funds effective rate plus 0.50% and, (c) one month adjusted LIBOR (or if greater, 1.25%) plus 1.0% plus (ii) 2.0% or (B) the sum of (i) adjusted LIBOR (or if greater, 1.25%) plus (ii) 3.0%.   Additionally, the Company is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.5% per annum.  As of June 30, 2011,  $8.2 million of the Revolving Credit Facility was pledged to secure letters of credit.  The 2011 Senior Credit Facility is collateralized by first priority pledges (subject to permitted liens) of the equity interests of each of Centers and Centers’ domestic subsidiaries.  In connection with the Refinancing on March 4, 2011, the Company incurred  $17.3 million in deferred financing costs.  The  $1.2 billion Term Loan Facility was recorded net of original issue discount of  $3.8 million.  The Company used part of the net proceeds from the IPO to repay  $300.0 million of outstanding borrowings under the Term Loan Facility.  In conjunction with the  $300.0 million prepayment, the Company recognized early extinguishment costs from deferred financing costs and original issue discount of  $4.0 million and  $0.9 million, respectively.

The 2011 Senior Credit Facility contains customary covenants, including incurrence covenants and certain other limitations on the ability of GNC Corporation, Centers, and Centers’ subsidiaries to incur additional debt, guarantee other obligations, grant liens on assets, make investments or acquisitions, dispose of assets, make optional payments or modifications of other debt instruments, pay dividends or other payments on capital stock, engage in mergers or consolidations, enter into sales and leaseback transactions, enter into arrangements that restrict GNC Corporation’s, Centers’ and Centers’ subsidiaries’ ability to pay dividends or grant liens, engage in transactions with affiliates, and change the passive holding company status of GNC Corporation.  The Revolving Credit Facility also requires that, to the extent borrowings outstanding thereunder exceed  $25.0 million, Centers and its domestic subsidiaries meet a senior secured debt ratio of consolidated senior secured debt to consolidated EBITDA (as defined in the Revolving Credit Facility).  Such ratio test is 4.75 to 1.00 for the period from June 30, 2011 through and including March 31, 2013, and 4.25 to 1.00 thereafter.

As of June 30, 2011, the Company believes that it is in compliance with all covenants under the 2011 Senior Credit Facility.

At December 31, 2010, the interest rate for the 2007 Senior Credit Facility was 2.5%.  At December 31, 2010, the interest rate for the Senior Notes was 5.8%.  In connection with the Refinancing on March 4, 2011, the 2007 Senior Credit Facility, Senior Notes and Senior Subordinated Notes were repaid.

NOTE 12. LONG-TERM DEBT / INTEREST

          In conjunction with the Merger, Holdings' indirect operating subsidiary, General Nutrition Centers, Inc. ("Centers"), repaid certain of its existing debt and issued new debt. The new debt, which was entered into or issued on the closing, consisted of a senior credit facility (the "Senior Credit Facility") comprised of a  $675.0 million term loan facility (the "Term Loan Facility") and a  $60.0 million revolving credit facility (the "Revolving Credit Facility"),  $300.0 million aggregate principal amount of the Senior Notes, and  $110.0 million aggregate principal amount of the 10.75% Senior Subordinated Notes due 2015 (the "Senior Subordinated Notes"). The Company utilized proceeds from the new debt to repay its December 2003 senior credit facility (the "Predecessor Senior Credit Facility"), its 8 5/8% Senior Notes issued in January 2005 (the "Predecessor Senior Notes"), and its 8 1/2% Senior Subordinated Notes issued in December 2003 (the "Predecessor Senior Subordinated Notes").

          Long-term debt at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Senior Credit Facility	$644,382	$644,619
Senior Notes	298,372	297,959
Senior Subordinated Notes	110,000	110,000
Mortgage	5,711	7,184
Capital Leases	34	47
Less: current maturities	(28,070)	(1,724)

Total	$1,030,429	$1,058,085

          At December 31, 2010, the Company's total debt principal maturities are as follows:

Years Ending December 31,	Senior Credit Facility	Senior Notes(a)	Senior Subordinated Notes	Mortgage Loan/ Capital Leases	Total
	(in thousands)
2011	$26,478	$—	$—	$1,592	$28,070
2012	—	—	—	1,709	1,709
2013	617,904	—	—	1,812	619,716
2014	—	300,000	—	632	300,632
2015	—	—	110,000	—	110,000

	$644,382	$300,000	$110,000	$5,745	$1,060,127

(a)
The Senior Notes include the balance of the initial original issue discount of  $3.0 million.

          The Company's net interest expense for each respective period is as follows:

	Year ended
	December 31, 2010	December 31, 2009	December 31, 2008
	(in thousands)
Senior Credit Facility
Term Loan	$29,185	$32,775	$43,302
Revolver	445	489	482
Senior Notes	19,440	20,003	23,671
Senior Subordinated Notes	11,825	11,825	11,825
Deferred financing fees	4,282	4,104	3,907
Mortgage	445	544	643
OID amortization	412	374	339
Interest income	(658)	(174)	(1,169)

Interest expense, net	$65,376	$69,940	$83,000

          Accrued interest at each respective period consisted of the following:

	December 31, 2010	December 31, 2009
	(in thousands)
Senior Credit Facility	$4,173	$5,350
Senior Notes	5,717	5,720
Senior Subordinated Notes	3,482	3,482

Total	$13,372	$14,552

Description of Debt:

          Senior Credit Facility.    The Senior Credit Facility consists of the Term Loan Facility and the Revolving Credit Facility. The Term Loan Facility will mature in September 2013. The Revolving Credit Facility will mature in March 2012. The Senior Credit Facility permits Centers to prepay a portion or all of the outstanding balance without incurring penalties (except LIBOR breakage costs). Subject to certain exceptions, the credit agreement requires that 100% of the net cash proceeds from certain asset sales, casualty insurance, condemnations and debt issuances, and a specified percentage (ranging from 50% to 0% based on a defined leverage ratio) of excess cash flow (as defined in the agreement) for each fiscal year must be used to pay down outstanding borrowings. GNC Corporation, an indirect wholly owned subsidiary of Holdings, and Centers' existing and future direct and indirect domestic subsidiaries have guaranteed Centers' obligations under the Senior Credit Facility. In addition, the Senior Credit Facility is collateralized by first priority pledges (subject to permitted liens) of Centers' equity interests and the equity interests of Centers' domestic subsidiaries.

          All borrowings under the Senior Credit Facility bear interest, at Centers' option, at a rate per annum equal to (i) the higher of (x) the prime rate (as publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect) and (y) the federal funds effective rate, plus 0.50% per annum plus, at December 31, 2010, applicable margins of 1.25% per annum for the Term Loan Facility and 1.0% per annum for the Revolving Credit Facility or (ii) adjusted LIBOR plus 2.25% per annum for the term loan facility and 2.0% per annum for the Revolving Credit Facility. In addition to paying interest on outstanding principal under the Senior Credit Facility, Centers is required to pay a commitment fee to the lenders under the Revolving Credit Facility in respect of unutilized revolving loan commitments at a rate of 0.50% per annum. Centers pays interest on outstanding borrowings on the Revolving Credit Facility at a Eurodollar rate or an Adjusted Base Rate ("ABR") plus the applicable margin in effect. As of December 31, 2010 and 2009, the ABR was 4.00% and 4.25%, respectively.

          The Company issues letters of credit as a guarantee of payment to third-party vendors in accordance with specified terms and conditions. It also issues letters of credit for various insurance contracts. The Revolving Credit Facility allows for  $25.0 million of the  $60.0 million Revolving Credit Facility to be used as collateral for outstanding letters of credit. As of December 31, 2010 and 2009,  $8.8 million and  $7.9 million, respectively, of the Revolving Credit Facility were utilized to secure letters of credit.

          The Senior Credit Facility contains customary covenants, including incurrence covenants and certain other limitations on the ability of GNC Corporation, Centers, and its subsidiaries to incur additional debt, guarantee other obligations, grant liens on assets, make investments or acquisitions, dispose of assets, make optional payments or modifications of other debt instruments, pay dividends or other payments on capital stock, engage in mergers or consolidations, enter into sale and leaseback transactions, enter into arrangements that restrict Centers' and its subsidiaries' ability to pay dividends or grant liens, engage in transactions with affiliates, and change the passive holding company status of Centers. At December 31, 2010, the Company's consolidated subsidiaries' restricted net assets were  $1,982.4 million and the amount of unrestricted retained earnings was  $26.2 million.

          The Senior Credit Facility contains events of default, including (subject to customary cure periods and materiality thresholds) defaults based on (1) the failure to make payments under the Senior Credit Facility when due, (2) breach of covenants, (3) inaccuracies of representations and warranties, (4) cross-defaults to other material indebtedness, (5) bankruptcy events, (6) material judgments, (7) certain matters arising under the Employee Retirement Income Security Act of 1974, as amended, (8) the actual or asserted invalidity of documents relating to any guarantee or security document, (9) the actual or asserted invalidity of any subordination terms supporting the Senior Credit Facility, and (10) the occurrence of a change in control. If any such event of default occurs, the lenders would be entitled to accelerate the facilities and take various other actions, including all actions permitted to be taken by a collateralized creditor. If certain bankruptcy events occur, the facilities will automatically accelerate.

          Centers issues letters of credit as a guarantee of payment to third-payment vendors in accordance with specified terms and conditions. It also issues letters of credit for various insurance contracts. The Revolving Credit Facility allows for  $25.0 million to be used as collateral for outstanding letters of credit.

          Centers pays interest based on the aggregate available amount of the revolving credit facility at a per annum rate equal to 0.5%. Centers pays interest on outstanding borrowings on the revolving credit facility at a Eurodollar rate or Adjusted Base Rate ("ABR") plus the applicable margin in effect. As of December 31, 2010 and 2009, the ABR was 4.00% and 4.25%, respectively. Centers also pays an additional interest rate of between 1.75% and 2.25% per annum on all outstanding letters of credit issued. As of December 31, 2010 and 2009,  $8.8 million and  $7.9 million, respectively, of the Revolving Credit Facility was utilized to secure letters of credit.

          Senior Notes.    In connection with the Merger, Centers completed a private offering of Senior Notes. The Senior Notes are Centers senior non collateralized obligations and are effectively subordinated to all of Centers existing and future collateralized debt, including the Senior Credit Facility, to the extent of the assets securing such debt, rank equally with all Centers existing and future non collateralized senior debt and rank senior to all Centers existing and future senior subordinated debt, including the Senior Subordinated Notes. The Senior Notes are guaranteed on a senior non collateralized basis by each of Centers existing and future domestic subsidiaries (as defined in the Senior Notes indenture). If Centers fails to make payments on the Senior Notes, the notes guarantors must make them instead.

          Centers may elect in its sole discretion to pay interest on the Senior Notes in cash, entirely by increasing the principal amount of the Senior Notes or issuing new Senior Notes ("PIK interest"), or on 50% of the outstanding principal amount of the Senior Notes in cash and on 50% of the outstanding principal amount of the Senior Notes by increasing the principal amount of the Senior Notes or by issuing new Senior Notes ("partial PIK interest"). Cash interest on the Senior Notes accrues at six-month LIBOR plus 4.5% per annum, and PIK interest, if any, accrues at six-month LIBOR plus 5.25% per annum. If Centers elects to pay PIK interest or partial PIK interest, it will increase the principal amount of the Senior Notes or issue new Senior Notes in an aggregate principal amount equal to the amount of PIK interest for the applicable interest payment period (rounded up to the nearest  $1,000) to holders of the Senior Notes on the relevant record date. The Senior Notes are treated as having been issued with original issue discount for U.S. federal income tax purposes. Interest on the Senior Notes is payable semi-annually in arrears on March 15 and September 15 of each year.

          Centers may redeem some or all of the Senior Notes at any time at specified redemption prices. If the Company experiences certain kinds of changes in control, it must offer to purchase the notes at 101% of par plus accrued interest to the purchase date.

          The Senior Notes indenture contains certain limitations and restrictions on Centers and its restricted subsidiaries' ability to incur additional debt beyond certain levels, pay dividends, redeem or repurchase Centers' stock or subordinated indebtedness or make other distributions, dispose of assets, grant liens on assets, make investments or acquisitions, engage in mergers or consolidations, enter into arrangements that restrict Centers ability to pay dividends or grant liens, and engage in transactions with affiliates. In addition, the Senior Notes indenture restricts Centers and certain of its subsidiaries' ability to declare or pay dividends to its and their stockholders.

          In accordance with the terms of the Senior Notes purchase agreement and the offering memorandum, these notes were required to be exchanged for publicly registered exchange notes within 210 days after the sale of these notes. As required, these notes were registered and the exchange offer was completed on September 28, 2007.

          Senior Subordinated Notes.    In connection with the Merger, Centers completed a private offering of  $110.0 million of its Senior Subordinated Notes. The Senior Subordinated Notes are Centers senior subordinated non collateralized obligations and are subordinated to all Centers' existing and future senior debt, including the Company's Senior Credit Facility and the Senior Notes, rank equally with all of Centers' existing and future senior subordinated debt, and rank senior to all Centers' existing and future subordinated debt. The Senior Subordinated Notes are guaranteed on a senior subordinated non collateralized basis by each of Centers' existing and future domestic subsidiaries (as defined in the Senior Subordinated Notes indenture). If Centers fails to make payments on the Senior Subordinated Notes, the notes guarantors must make them instead. Interest on the Senior Subordinated Notes accrues at the rate of 10.75% per year from March 16, 2007 and is payable semi-annually in arrears on March 15 and September 15 of each year.

          Centers may redeem some or all of the Senior Subordinated Notes at any time at specified redemption prices. If the Company experiences certain kinds of changes in control, it must offer to purchase the Senior Subordinated Notes at 101% of par plus accrued interest to the purchase date.

          The Senior Subordinated Notes indenture contains certain limitations and restrictions on Centers and its restricted subsidiaries' ability to incur additional debt beyond certain levels, pay dividends, redeem or repurchase Centers' stock or subordinated indebtedness or make other distributions, dispose of assets, grant liens on assets, make investments or acquisitions, engage in mergers or consolidations, enter into arrangements that restrict Centers' ability to pay dividends or grant liens, and engage in transactions with affiliates. In addition, the Senior Subordinated Notes indenture restricts Centers' and certain of its subsidiaries' ability to declare or pay dividends to its or their stockholders.

          In accordance with the terms of the Senior Subordinate Notes purchase agreement and the offering memorandum, these notes were required to be exchanged for publicly registered exchange notes within 210 days after the sale of these notes. As required, these notes were registered and the exchange offer was completed on September 28, 2007.

          The Company expects to fund its operations through internally generated cash and, if necessary, from borrowings under the amount remaining available under the Revolving Credit Facility. The Company expects its primary uses of cash in the near future will be debt service requirements, capital expenditures and working capital requirements. The Company anticipates that cash generated from operations, together with amounts available under the Revolving Credit Facility, will be sufficient to meet its future operating expenses, capital expenditures, debt service obligations and working capital requirements as they become due. However, Centers' ability to make scheduled payments of principal on, to pay interest on, or to refinance Centers' indebtedness and to satisfy the Company's other debt obligations will depend on Centers' future operating performance, which will be affected by general economic, financial and other factors beyond Centers' control. The Company believes that Centers has complied with its covenant reporting and compliance in all material respects for the year ended December 31, 2010.

FINANCIAL INSTRUMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 6.  FINANCIAL INSTRUMENTS

At June 30, 2011 and December 31, 2010, the Company’s financial instruments consisted of cash and cash equivalents, receivables, franchise notes receivable, accounts payable and long-term debt. The carrying amount of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments.  Based on the interest rates currently available and their underlying risk, the carrying value of the franchise notes receivable approximates their fair value. These fair values are reflected net of reserves, which are recognized according to Company policy.  The Company determined the estimated fair values of its debt by using currently available market information and estimates and assumptions where appropriate.  As considerable judgment is required to determine these estimates, changes in the assumptions or methodologies may have an effect on these estimates.  The carrying amount and estimated fair values of the Company’s financial instruments are as follows:

	June 30, 2011		December 31, 2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(unaudited)
	(in thousands)
Cash and cash equivalents	$97,970	$97,970	$193,902	$193,902
Receivables, net	100,706	100,706	102,874	102,874
Franchise notes receivable, net	6,185	6,185	4,496	4,496
Accounts payable	128,793	128,793	98,662	98,662
Long-term debt (including current portion)	902,207	902,714	1,058,499	1,007,070

NOTE 14. FINANCIAL INSTRUMENTS

          At December 31, 2010 and 2009, the Company's financial instruments consisted of cash and cash equivalents, receivables, franchise notes receivable, accounts payable, certain accrued liabilities and long-term debt. The carrying amount of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates their fair value because of the short maturity of these instruments. Based on the interest rates currently available and their underlying risk, the carrying value of the franchise notes receivable approximates their fair value. These fair values are reflected net of reserves, which are recognized according to Company policy. The Company determined the estimated fair values of its debt by using currently available market information and estimates and assumptions where appropriate. Accordingly, as considerable judgment is required to determine these estimates, changes in the assumptions or methodologies may have an effect on these estimates. The actual and estimated fair values of the Company's financial instruments are as follows:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Cash and cash equivalents	$193,902	$193,902	$89,948	$89,948
Receivables	102,874	102,874	93,932	93,932
Franchise notes receivable	4,496	4,496	3,364	3,364
Accounts payable	98,662	98,662	95,904	95,904
Long term debt	1,058,499	1,007,070	1,059,809	977,718

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 7.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is engaged in various legal actions, claims and proceedings arising in the normal course of business, including claims related to breach of contracts, products liabilities, intellectual property matters and employment-related matters resulting from the Company’s business activities.  As with most actions such as these, an estimation of any possible and/or ultimate liability cannot always be determined.

The Company continues to assess the requirement to account for additional contingencies in accordance with the standard on contingencies.  If the Company is required to make a payment in connection with an adverse outcome in these matters, it could have a material impact on its financial condition, operating results, and cash flows.

As a manufacturer and retailer of nutritional supplements and other consumer products that are ingested by consumers or applied to their bodies, the Company has been and is currently subjected to various product liability claims. Although the effects of these claims to date have not been material to the Company, it is possible that current and future product liability claims could have a material adverse impact on its business, financial condition or cash flows. The Company currently maintains product liability insurance with a deductible/retention of  $3.0 million per claim with an aggregate cap on retained loss of  $10.0 million. The Company typically seeks and has obtained contractual indemnification from most parties that supply raw materials for its products or that manufacture or market products it sells. The Company also typically seeks to be added, and has been added, as an additional insured under most of such parties’ insurance policies.  The Company is also entitled to indemnification by a former owner of the Company for certain losses arising from claims related to products containing ephedra or Kava Kava sold prior to December 5, 2003. However, any such indemnification or insurance is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying party and its insurer, and the absence of significant defenses by the insurers. The Company may incur material products liability claims, which could increase its costs and adversely affect its reputation, revenues and operating income.

Hydroxycut Claims. On May 1, 2009, the FDA issued a warning on several Hydroxycut-branded products manufactured by Iovate Health Sciences U.S.A., Inc. (“Iovate”).  The FDA warning was based on 23 reports of liver injuries from consumers who claimed to have used the products between 2002 and 2009. As a result, Iovate voluntarily recalled 14 Hydroxycut-branded products. Following the recall, the Company was named, among other defendants, in approximately 85 lawsuits related to Hydroxycut-branded products in 13 states.  Iovate previously accepted the Company’s tender request for defense and indemnification under its purchasing agreement with the Company and, as such, Iovate has accepted the Company’s request for defense and indemnification in the Hydroxycut matters.  The Company’s ability to obtain full recovery in respect of any claims against the Company in connection with products manufactured by Iovate under the indemnity is dependent on Iovate’s insurance coverage, the creditworthiness of its insurer, and the absence of significant defenses by such insurer.  To the extent the Company is not fully compensated by Iovate’s insurer, it can seek recovery directly from Iovate.  The Company’s ability to fully recover such amounts may be limited by the creditworthiness of Iovate.

As of June 30, 2011, there were 76 pending lawsuits related to Hydroxycut in which the Company had been named: 70 individual, largely personal injury claims and six putative class action cases, generally inclusive of claims of consumer fraud, misrepresentation, strict liability and breach of warranty.  As any liabilities that may arise from these matters are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

By court order dated October 6, 2009, the United States Judicial Panel on Multidistrict Litigation consolidated pretrial proceedings of many of the pending actions in the Southern District of California (In re: Hydroxycut Marketing and Sales Practices Litigation, MDL No. 2087).

Pro-Hormone/Androstenedione Cases.  The Company is currently defending five lawsuits (the “Andro Actions”) in California, Florida, New Jersey, New York and Pennsylvania relating to the sale by the Company of certain nutritional products, between 1999 and 2004, alleged to contain the ingredients commonly known as Androstenedione, Androstenediol, Norandrostenedione, and Norandrostenediol (collectively, “Andro Products”). In each of the Andro Actions, plaintiffs sought, or are seeking, to certify a class and obtain damages on behalf of the class representatives and all those similarly-situated who purchased from the Company certain nutritional supplements alleged to contain one or more Andro Products.  During the first quarter of 2011, the sole Andro Action filed in California was settled for an immaterial amount, pending approval by the court.  Unlike the other states in which the plaintiffs reside, California law prohibits one of the ingredients; therefore, the Company does not believe that the outcome in California provides a basis for determining the potential outcome of the other Andro Actions.  As any liabilities that may arise from these other Andro Actions are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

Commitments

The Company maintains certain purchase commitments with various vendors to ensure its operational needs are fulfilled.  As of June 30, 2011, such future purchase commitments consisted of  $6.8 million of advertising commitments.  Other commitments related to the Company’s business operations cover varying periods of time and are not significant.  All of these commitments are expected to be fulfilled with no adverse consequences to the Company’s operations of financial condition.

Environmental Compliance

In March 2008, the South Carolina Department of Health and Environmental Control (the “DHEC”) requested that the Company investigate contamination associated with historical activities at its South Carolina facility. These investigations have identified chlorinated solvent impacts in soils and groundwater that extend offsite from our facility. The Company is awaiting DHEC approval of the scope of additional investigations in order to understand the extent of these impacts and develop appropriate remedial measures for DHEC approval. At this stage of the investigation, however, it is not possible to estimate the timing and extent of any remedial action that may be required, the ultimate cost of remediation, or the amount of the Company’s potential liability.

In addition to the foregoing, the Company is subject to numerous federal, state, local and foreign environmental and health and safety laws and regulations governing its operations, including the handling, transportation, and disposal of the Company’s non-hazardous and hazardous substances and wastes, as well as emissions and discharges from its operations into the environment, including discharges to air, surface water and groundwater. Failure to comply with such laws and regulations could result in costs for remedial actions, penalties, or the imposition of other liabilities.  New laws, changes in existing laws or the interpretation thereof, or the development of new facts or changes in their processes could also cause the Company to incur additional capital and operation expenditures to maintain compliance with environmental laws and regulations and environmental permits.  The Company also is subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment without regard to fault or knowledge about the condition or action causing the liability. Under certain of these laws and regulations, such liabilities can be imposed for cleanup of previously owned or operated properties, or for properties to which substances or wastes that were sent in connection with current or former operations at its facilities. The presence of contamination from such substances or wastes could also adversely affect the Company’s ability to sell or lease its properties, or to use them as collateral for financing. From time to time, the Company has incurred costs and obligations for correcting environmental and health and safety noncompliance matters and for remediation at or relating to certain of its properties or properties at which its waste has been disposed.  The Company believes it has complied with, and is currently complying with, its environmental obligations pursuant to environmental and health and safety laws and regulations and that any liabilities for noncompliance will not have a material adverse effect on its business, financial performance, or cash flows. However, it is difficult to predict future liabilities and obligations, which could be material.

NOTE 16. COMMITMENTS AND CONTINGENCIES

Litigation

          The Company is engaged in various legal actions, claims and proceedings arising in the normal course of business, including claims related to breach of contracts, products liabilities, intellectual property matters and employment-related matters resulting from the Company's business activities. As with most actions such as these, an estimation of any possible and/or ultimate liability cannot always be determined. The Company continues to assess the requirement to account for additional contingencies in accordance with the standard on contingencies. If the Company is required to make a payment in connection with an adverse outcome in these matters, it could have a material impact on its financial condition and operating results.

          As a manufacturer and retailer of nutritional supplements and other consumer products that are ingested by consumers or applied to their bodies, the Company has been and is currently subjected to various product liability claims. Although the effects of these claims to date have not been material to the Company, it is possible that current and future product liability claims could have a material adverse impact on its business or financial condition. The Company currently maintains product liability insurance with a deductible/retention of  $3.0 million per claim with an aggregate cap on retained loss of  $10.0 million. The Company typically seeks and has obtained contractual indemnification from most parties that supply raw materials for its products or that manufacture or market products it sells. The Company also typically seeks to be added, and has been added, as an additional insured under most of such parties' insurance policies. The Company is also entitled to indemnification by Numico for certain losses arising from claims related to products containing ephedra or Kava Kava sold prior to December 5, 2003. However, any such indemnification or insurance is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying party and its insurer, and the absence of significant defenses by the insurers. The Company may incur material products liability claims, which could increase its costs and adversely affect its reputation, revenues and operating income.

          Hydroxycut Claims.    On May 1, 2009, the FDA issued a warning on several Hydroxycut-branded products manufactured by Iovate Health Sciences U.S.A., Inc. ("Iovate"). The FDA warning was based on 23 reports of liver injuries from consumers who claimed to have used the products between 2002 and 2009. As a result, Iovate voluntarily recalled fourteen Hydroxycut-branded products. Following the recall, the Company was named, among other defendants, in approximately 60 lawsuits in 13 states (note that prior to May 1, 2009, the Company was a co-defendant in one Hydroxycut case, Ciavarra (see "Ciavarra Claim" entry below)). Iovate previously accepted the Company's tender request for defense and indemnification under its purchasing agreement with the Company and, as such, Iovate has accepted the Company's request for defense and indemnification in the new Hydroxycut matters. The Company's ability to obtain full recovery in respect of any claims against the Company in connection with products manufactured by Iovate under the indemnity is dependent on Iovate's insurance coverage and the creditworthiness of its insurer, and the absence of significant defenses by the insurer. To the extent the Company was not fully compensated by Iovate's insurer, it could seek recovery directly from Iovate. The Company's ability to fully recover such amounts would be limited by the creditworthiness of Iovate.

          As of December 31, 2010, there were 50 pending lawsuits related to Hydroxycut in which the Company had been named: 44 individual, largely personal injury claims and six putative class action cases, generally inclusive of claims of consumer fraud, misrepresentation, strict liability and breach of warranty. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

          By court order dated October 6, 2009, the United States Judicial Panel on Multidistrict Litigation consolidated pretrial proceedings of many of the pending actions in the Southern District of California (In re: Hydroxycut Marketing and Sales Practices Litigation, MDL No. 2087).

          Ciavarra Claim.    Prior to the Hydroxycut recall, Ryan Ciavarra filed a personal injury lawsuit against, among others, General Nutrition Corporation, in the District Court of Harris County, Texas on November 19, 2008. Plaintiff alleged that his use and consumption of the diet product Hydroxycut caused severe liver damage, jaundice and elevated liver enzymes. Plaintiff asserted claims for strict liability, negligence and breach of warranty and sought unspecified monetary damages. On December 20, 2010, the court entered an order that all of the plaintiff's claims against General Nutrition Corporation be dismissed without prejudice.

          Pro-Hormone/Androstenedione Cases.    The Company is currently defending six lawsuits (the "Andro Actions") relating to the sale by the Company of certain nutritional products alleged to contain the ingredients commonly known as Androstenedione, Androstenediol, Norandrostenedione, and Norandrostenediol (collectively, "Andro Products").

          In each of Andro Actions, plaintiffs sought, or are seeking, to certify a class and obtain damages on behalf of the class representatives and all those similarly-situated that purchased from the Company certain nutritional supplements alleged to contain one or more Andro Products. As any liabilities that may arise from these cases are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

          Romero Claim.    On April 27, 2009, plaintiff J.C. Romero, a professional baseball player, filed a complaint against, among others, Centers in Superior Court of New Jersey (Law Division/ Camden County). Plaintiff alleges that he purchased from a GNC store and consumed 6-OXO Extreme, which is manufactured by a third party, and in August 2008, was alleged to have tested positive for a banned substance. Plaintiff served a 50 game suspension imposed by Major League Baseball. The seven count complaint asserts, among other things, claims for negligence, strict liability, misrepresentation, breach implied warranty and violations of the New Jersey Consumer Fraud Act, and seeks unspecified monetary damages. The Company tendered the claim to the insurance company of the franchisee whose store sold and allegedly misrepresented the product. On or about October 9, 2009, the Company answered plaintiff's first amended complaint and cross-claimed against co-defendants Proviant Technologies and Ergopharm. Discovery in this case is ongoing and the Company is vigorously defending the matter. Any liabilities that may arise from this case are not probable or reasonably estimable at this time, no liability has been accrued in the accompanying financial statements.

          California Wage and Break Claim.    On November 4, 2008, ninety-eight plaintiffs filed individual claims against the Company in the Superior Court of the State of California for the County of Orange, which was removed to the U.S. District Court, Central District of California on February 17, 2009. Each of the plaintiffs had previously been a member of a purported class in a lawsuit filed against the Company in 2007 and resolved in September 2009. The plaintiffs allege that they were not provided all of the rest and meal periods to which they were entitled under California law, and further allege that the Company failed to pay them split shift and overtime compensation to which they were entitled under California law. Discovery in this case is ongoing and the Company is vigorously defending these matters. The court has developed a mediation procedure for handling the pending claims and has ordered the parties to mediate with small groups of plaintiffs and stayed the case as to the plaintiffs not participating in the mediations. The first of the mediation sessions occurred February 10, 2010 and March 4, 2010 and did not result in any settlements. Any liabilities that may arise from these matters are not probable or reasonably estimable at this time.

          FLSA Matters.    On June 29, 2010, Dominic Vargas and Anne Hickok, on behalf of themselves and all others similarly situated sued the Company (U.S. District Court, Western District of Pennsylvania, Case No. 2:05-mc-02025). The two-count complaint alleges, generally, that plaintiffs were required to perform work on an uncompensated basis and that the Company failed to pay overtime for such work. The second count of the complaint alleges the Company retaliated against plaintiffs when they complained about the overtime policy. The Company filed a motion to dismiss count II of the Complaint and on January 6, 2011 the court granted the motion.

          On July 16, 2010, a second, similar wage and hour complaint was filed by Jennifer Mell and Jose Munoz, on behalf of themselves and all others similarly situated against GNC Corporation (U.S. District Court, Western District of Pennsylvania, Case No. 10CV945). The complaint alleges that plaintiffs' job duties were non-exempt in nature and that they were misclassified as exempt employees. The Company filed a motion to dismiss which was granted on November 9, 2010. Plaintiffs filed an appeal on December 9, 2010.

Commitments

          The Company maintains certain purchase commitments with various vendors to ensure its operational needs are fulfilled of approximately  $19.8 million. As of December 31, 2010, the future purchase commitments consisted of  $10.6 million of advertising and  $9.2 million under the management services agreement with ACOF Operating Manager II and the Class B common stock. Other commitments related to the Company's business operations cover varying periods of time and are not significant. All of these commitments are expected to be fulfilled with no adverse consequences to the Company's operations of financial condition.

Environmental Compliance

          In March 2008, DHEC requested that the Company investigate contamination associated with historical activities at the Company's South Carolina facility. These investigations have identified chlorinated solvent impacts in soils and groundwater that extend offsite from the Company's facility. The Company is awaiting DHEC approval of the scope of additional investigations in order to understand the extent of these impacts and develop appropriate remedial measures for DHEC approval. At this state of the investigation, however, it is not possible to estimate the timing and extent of any remedial action that may be required, the ultimate cost of remediation, or the amount of the Company's potential liability.

          In addition to the foregoing, the Company is subject to numerous federal, state, local, and foreign environmental and health and safety laws and regulations governing its operations, including the handling, transportation, and disposal of the Company's non-hazardous and hazardous substances and wastes, as well as emissions and discharges from its operations into the environment, including discharges to air, surface water, and groundwater. Failure to comply with such laws and regulations could result in costs for remedial actions, penalties, or the imposition of other liabilities. New laws, changes in existing laws or the interpretation thereof, or the development of new facts or changes in their processes could also cause the Company to incur additional capital and operation expenditures to maintain compliance with environmental laws and regulations and environmental permits. The Company also is subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment without regard to fault or knowledge about the condition or action causing the liability. Under certain of these laws and regulations, such liabilities can be imposed for cleanup of previously owned or operated properties, or for properties to which substances or wastes that were sent in connection with current or former operations at its facilities. The presence of contamination from such substances or wastes could also adversely affect the Company's ability to sell or lease its properties, or to use them as collateral for financing. From time to time, the Company has incurred costs and obligations for correcting environmental and health and safety noncompliance matters and for remediation at or relating to certain of its properties or properties at which its waste has been disposed. The Company believes it has complied with, and is currently complying with, its environmental obligations pursuant to environmental and health and safety laws and regulations and that any liabilities for noncompliance will not have a material adverse effect on its business or financial performance. However, it is difficult to predict future liabilities and obligations, which could be material.

STOCK-BASED COMPENSATION PLANS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
STOCK-BASED COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS

NOTE 8.  STOCK-BASED COMPENSATION PLANS

The Company has outstanding stock-based compensation awards that were granted by the Holdings’ Compensation Committee of Holdings’ Board of Directors (the “Compensation Committee”) under the following two stock-based employee compensation plans:

·                  the GNC Holdings, Inc. 2011 Stock and Incentive Plan (the “2011 Stock Plan”) adopted in March 2011; and

·                  the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan adopted in March 2007 (as amended, the “2007 Stock Plan”).

Both plans have provisions that allow for the granting of stock options, restricted stock and other stock based awards and are available to certain eligible employees, directors, consultants or advisors as determined by the Compensation Committee.  Stock options under the plans were granted with exercise prices at or above fair market value on the date of grant, typically vest over a four- or five-year period and expire seven or ten years from the date of grant.

Up to 8.5 million shares of Class A common stock may be issued under the 2011 Stock Plan (subject to adjustment to reflect certain transactions and events specified in the 2011 Stock Plan for any award grant). If any award granted under the 2011 Stock Plan expires, terminates or is cancelled without having been exercised in full, the number of shares underlying such unexercised award will again become available for awards under the 2011 Stock Plan. The total number of shares of Class A common stock available for awards under the 2011 Stock Plan will be reduced by (i) the total number of stock options or stock appreciation rights exercised, regardless of whether any of the shares of Class A common stock underlying such awards are not actually issued to the participant as the result of a net settlement, and (ii) any shares of Class A common stock used to pay any exercise price or tax withholding obligation. In addition, the number of shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are not subject to the appreciation of the value of a share of Class A common stock (“Full Share Awards”) that may be granted under the 2011 Stock Plan is limited by counting shares granted pursuant to such awards against the aggregate share reserve as 1.8 shares for every share granted. If any stock option, stock appreciation right or other stock-based award that is not a Full Share Award is cancelled, expires or terminates unexercised for any reason, the shares covered by such awards will again be available for the grant of awards under the 2011 Stock Plan. If any shares of Class A common stock that are subject to restricted stock, performance shares or other stock-based awards that are Full Share Awards are forfeited for any reason, 1.8 shares of Class A common stock will again be available for the grant of awards under the 2011 Stock Plan.

The Company will not grant any additional awards under the 2007 Stock Plan.   No stock appreciation rights, restricted stock, deferred stock or performance shares were granted under the 2007 Stock Plan.

The Company utilizes the Black Scholes model to calculate the fair value of options under both of the Holdings’ plans. The resulting compensation cost is recognized in the Company’s financial statements over the option vesting period.  The Company recognized  $1.4 million and  $0.7 million of non-cash stock-based compensation expense for the three months ended June 30, 2011 and 2010, respectively.  The Company recognized  $2.2 million and  $1.6 million of non-cash stock-based compensation expense for the six months ended June 30, 2011 and 2010, respectively.  At June 30, 2011, there was  $13.2 million of total unrecognized compensation cost related to non-vested stock-based compensation for all awards previously made that are expected to be recognized over a weighted average period of approximately 4.2 years.

During the six months ended, June 30, 2011 the total intrinsic value of awards exercised was  $4.4 million and the total amount of cash received from the exercise of options was  $3.3 million. The tax impact associated with the exercise of awards for the six months ended June 30, 2011 was a benefit of  $1.3 million and was recorded to additional capital.  During the six months ended June 30, 2010, there were no options exercised.

The following table sets forth a summary of stock options under all plans for the six months ended June 30, 2011:

	Total Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value (in Thousands)

Outstanding at December 31, 2010	9,344,188	$7.60
Granted	1,605,000	19.06
Exercised	(478,660)	6.95
Forfeited	(449,700)	14.37
Expired	(5,800)	10.81
Outstanding at June 30, 2011	10,015,028	$9.16	6.5	$126,660

Exercisable at June 30, 2011	6,917,196	$7.10	6.0	$101,771

The Black Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, award exercise price, expected term, risk-free interest rate, expected dividend yield and expected stock price volatility over the award’s expected term. Due to the utilization of these assumptions, the existing models do not necessarily represent the definitive fair value of awards for future periods.   As Holdings has had minimal exercises of stock options under its plans, the option term has been estimated by considering both the vesting period, which typically for both plans has been five or four years, and the contractual term, which historically has been either seven or ten years. Until the IPO, the fair value of the stock was estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock.  Following the consummation of the IPO, the fair value of the stock was based upon the closing price of the Class A common stock as reported on the New York Stock Exchange (the “NYSE”).  Volatility is estimated based upon the Company utilizing its current peer group average to estimate the expected volatility.

The assumptions used in the Company’s Black Scholes valuation related to stock option grants made during the six months ended June 30, 2011 were as follows:

Dividend yield	0.00%
Expected option life	4.5-7.0 years
Volatility factor percentage of market price	38.5%
Discount rate	2.2%-2.9%

The following table sets forth a summary of restricted stock units granted under the 2011 Stock Plan and related information for the six months ended June 30, 2011:

	Restricted Stock Units	Weighted Average Fair Value

Granted	102,560	$18.82
Vested	-	-
Forfeited	(12,020)	18.82
Outstanding at June 30, 2011	90,540	$18.82

NOTE 19. STOCK-BASED COMPENSATION PLANS

Stock Options

          The Company utilizes the Black-Scholes model to calculate the fair value of options. The resulting compensation cost is recognized in the Company's financial statements over the option vesting period. At December 31, 2010, the net unrecognized compensation cost was  $6.1 million and is expected to be recognized over a weighted average period of approximately 1.4 years.

          In 2007, the Board of Directors (the "Board") and stockholders approved and adopted the GNC Acquisition Holdings Inc. 2007 Stock Incentive Plan (the "2007 Stock Plan"). The purpose of the 2007 Stock Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the success of the Company. The 2007 Stock Plan provides for the granting of stock options, restricted stock, and other stock-based awards. The 2007 Stock Plan is available to certain eligible employees, directors, consultants or advisors as determined by the administering committee of the Board. The total number of shares of Holdings' Class A common stock reserved and available for the 2007 Stock Plan is 10.4 million shares. Stock options under the 2007 Stock Plan generally are granted with exercise prices at or above fair market value, typically vest over a four or five-year period and expire ten years from date of grant. No stock appreciation rights, restricted stock, deferred stock or performance shares have been granted under the 2007 Stock Plan.

          The following table outlines Holdings' total stock options activity:

	Total Options	Weighted Average Exercise Price
Outstanding at December 31, 2009	9,263,640	$7.27
Granted	680,000	12.58
Exercised	(13,876)	7.91
Forfeited	(518,325)	8.19
Expired	(67,251)	8.07

Outstanding at December 31, 2010	9,344,188	$7.60

Exercisable at December 31, 2010	5,031,731	$6.82

          Stock-based compensation expense for the years ended December 31, 2010, 2009 and 2008 was  $3.2 million,  $2.9 million, and  $2.6 million, respectively.

          As of December 31, 2010, the weighted average remaining contractual life of outstanding options was 6.6 years. At December 31, 2010, the weighted average remaining contractual life of exercisable options was 6.1 years. The weighted average fair value of options granted during 2010, 2009, and 2008, was  $2.65,  $3.19, and  $1.17, respectively.

          The Black-Scholes model utilizes the following assumptions in determining a fair value: price of underlying stock, option exercise price, expected option term, risk-free interest rate, expected dividend yield, and expected stock price volatility over the option's expected term. As the Company has had minimal exercises of stock options through December 31, 2010, 2009 and 2008 option term has been estimated by considering both the vesting period, which is typically for the successor and predecessor plans, five and four years, respectively, and the contractual term of ten and seven years, respectively. As the Company's underlying stock is not publicly traded on an open market, the Company utilized its current peer group average to estimate the expected volatility. The assumptions used in the Company's Black-Scholes valuation related to stock option grants made during the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008
Dividend yield	0.00%	0.00%	0.00%
Expected option life	7.5 years	7.5 years	7.5 years
Volatility factor percentage of market price	31.5% - 33.0%	34.20% - 44.60%	26.00% - 28.40%
Discount rate	2.49% - 3.28%	0.43% - 3.28%	3.08% - 3.64%

          As the Black-Scholes option valuation model utilizes certain estimates and assumptions, the existing models do not necessarily represent the definitive fair value of options for future periods. Assumptions used in the Black-Scholes option valuation model include the fair value of the stock, as the stock is not publicly traded and volatility. The fair value of the stock is estimated based upon the net enterprise value of the Company, discounted to reflect the lack of liquidity and control associated with the stock. Volatility is estimated based upon the volatility in a sample peer group of companies. The average estimated fair value of the Company's stock for the years ended December 31, 2010, 2009 and 2008, were  $9.89,  $5.95, and  $5.17 per share, respectively.

SEGMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
SEGMENTS
SEGMENTS

NOTE 9.  SEGMENTS

The Company has three reportable segments, each of which represents an identifiable component of the Company for which separate financial information is available. This information is utilized by the Company’s management to assess performance and allocate assets accordingly. The Company’s management evaluates segment operating results based on several indicators. The primary key performance indicators are sales and operating income or loss for each segment. Operating income or loss, as evaluated by management, excludes certain items that are managed at the consolidated level, such as distribution and warehousing, impairments and other corporate costs. The following table represents key financial information for each of the Company’s reportable segments, identifiable by the distinct operations and management of each: Retail, Franchising and Manufacturing/Wholesale. The Retail reportable segment includes the Company’s corporate store operations in the United States, Canada and its GNC.com business. The Franchise reportable segment represents the Company’s franchise operations, both domestically and internationally. The Manufacturing/Wholesale reportable segment represents the Company’s manufacturing operations in South Carolina and the Wholesale sales business. This segment supplies the Retail and Franchise segments, along with various third parties, with finished products for sale. The Warehousing and Distribution and Corporate costs represent the Company’s administrative expenses. The accounting policies of the segments are the same as those described in the “Basis of Presentation and Summary of Significant Accounting Policies”.

The following table represents key financial information of the Company’s segments:

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	(unaudited)
	(in thousands)

Revenue:
Retail	$384,304	$342,834	$768,007	$693,668
Franchise	82,827	72,870	160,211	145,472
Manufacturing/Wholesale:
Intersegment (1)	57,032	51,262	107,731	98,607
Third Party	51,404	40,026	96,325	81,609
Sub total Manufacturing/Wholesale	108,436	91,288	204,056	180,216
Sub total segment revenues	575,567	506,992	1,132,274	1,019,356
Intersegment elimination (1)	(57,032)	(51,262)	(107,731)	(98,607)
Total revenue	$518,535	$455,730	$1,024,543	$920,749

Operating income:
Retail	$63,409	$49,382	$127,006	$99,578
Franchise	25,938	22,634	51,294	44,606
Manufacturing/Wholesale	21,043	16,367	37,597	33,239
Unallocated corporate and other costs:
Warehousing and distribution costs	(15,239)	(13,774)	(30,387)	(27,664)
Corporate costs (2)	(22,454)	(18,237)	(42,762)	(36,204)
Transaction related costs	-	-	(12,362)	-
Sub total unallocated corporate and other costs	(37,693)	(32,011)	(85,511)	(63,868)
Total operating income	$72,697	$56,372	$130,386	$113,555

(1)  Intersegment revenues are eliminated from consolidated revenue.

(2)  Includes  $3.5 million of executive severance for the three and six months ended June 30, 2011.

NOTE 20. SEGMENTS

          The Company has three reportable segments, each of which represents an identifiable component of the Company for which separate financial information is available. This information is utilized by management to assess performance and allocate assets accordingly. The Company's management evaluates segment operating results based on several indicators. The primary key performance indicators are sales and operating income or loss for each segment. Operating income or loss, as evaluated by management, excludes certain items that are managed at the consolidated level, such as distribution and warehousing, impairments and other corporate costs. The following table represents key financial information for each of the Company's reportable segments, identifiable by the distinct operations and management of each: Retail, Franchising, and Manufacturing/Wholesale. The Retail reportable segment includes the Company's corporate store operations in the United States, Canada and its GNC.com business. The Franchise reportable segment represents the Company's franchise operations, both domestically and internationally. The Manufacturing/Wholesale reportable segment represents the Company's manufacturing operations in South Carolina and the Wholesale sales business. This segment supplies the Retail and Franchise segments, along with various third parties, with finished products for sale. The Warehousing and Distribution and Corporate costs represent the Company's administrative expenses. The accounting policies of the segments are the same as those described in the "Basis of Presentation and Summary of Significant Accounting Policies".

          The following table represents key financial information of the Company's segments:

	December 31,
	2010	2009	2008
	(in thousands)
Revenue:
Retail	$1,344,358	$1,256,314	$1,219,305
Franchise	293,549	264,168	258,020
Manufacturing/Wholesale:
Intersegment(1)	209,465	201,306	180,070
Third Party	184,261	186,525	179,404

Sub total Manufacturing/Wholesale	393,726	387,831	359,474
Sub total segment revenues	2,031,633	1,908,313	1,836,799
Intersegment elimination(1)	(209,465)	(201,306)	(180,070)

Total revenue	$1,822,168	$1,707,007	$1,656,729

(1)
Intersegment revenues are eliminated from consolidated revenue.

Operating income:
Retail	$181,873	$153,142	$140,916
Franchise	93,821	80,800	80,816
Manufacturing/Wholesale	69,421	73,450	67,378
Unallocated corporate and other costs:
Warehousing and distribution costs	(54,983)	(53,557)	(54,266)
Corporate costs	(77,726)	(72,809)	(65,234)
Sub total unallocated corporate and other costs	(132,709)	(126,366)	(119,500)

Total operating income	212,406	181,026	169,610
Interest expense, net	65,376	69,940	83,000

Income before income taxes	147,030	111,086	86,610
Income tax expense	50,463	41,562	31,952

Net income	$96,567	$69,524	$54,658

	December 31,
	2010	2009	2008
	(in thousands)
Depreciation and amortization:
Retail	$26,241	$24,164	$21,449
Franchise	3,044	4,081	5,001
Manufacturing / Wholesale	11,407	10,926	9,783
Corporate / Other	6,301	7,494	6,220

Total depreciation and amortization	$46,993	$46,665	$42,453

Capital expenditures:
Retail	$23,263	$20,640	$33,074
Franchise	50	2	7
Manufacturing / Wholesale	4,318	4,527	11,108
Corporate / Other	4,891	3,513	4,477

Total capital expenditures	$32,522	$28,682	$48,666

Total assets
Retail	$1,272,541	$1,262,755	$1,263,229
Franchise	477,230	468,949	471,247
Manufacturing / Wholesale	410,832	423,884	436,018
Corporate / Other	264,480	162,506	121,514

Total assets	$2,425,083	$2,318,094	$2,292,008

Geographic areas
Total revenues:
United States	$1,727,489	$1,618,452	$1,567,641
Foreign	94,679	88,555	89,088

Total revenues	$1,822,168	$1,707,007	$1,656,729

Long-lived assets:
United States	$188,988	$193,762	$201,787
Foreign	10,207	10,151	6,885

Total long-lived assets	$199,195	$203,913	$208,672

          The following table represents sales by general product category. The category "Other" includes other wellness products sales from the Company's point of sales system and certain required accounting adjustments of  $6.5 million,  $5.7 million and  $4.7 million for the years ended December 31, 2010, 2009, and 2008, respectively.

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
U.S Retail Product Categories:
VMHS	$496,093	$496,427	$465,245
Sports Nutrition Products	531,269	443,408	410,133
Diet and Weight Management Products	122,259	128,039	148,158
Other Wellness Products	100,058	99,885	106,681

Total U.S. Retail revenues	1,249,679	1,167,759	1,130,217
Canada retail revenues(1)	94,679	88,555	89,088

Total Retail Revenue	$1,344,358	$1,256,314	$1,219,305

(1)
Canada sales are presented in total not by category as product sales for Canada are managed in local currency.

          The data above represents the majority of the revenue reported for the domestic portion of the Company's Retail segment. In addition to these sales, additional revenue and revenue adjustments are recorded to ensure conformity with U.S. GAAP. This includes wholesale revenue (to the Company's military commissary locations), deferral of the Company's Gold Card revenue to match the twelve month discount period of the card, and a reserve for customer returns. These items are recurring in nature, and the Company expects to record similar adjustments in the future.

          In addition to the Retail product categories discussed above, Franchise revenues are primarily generated from (1) product sales to franchisees, (2) royalties from franchise retail sales and (3) franchise fees, and Manufacturing/ Wholesale sales are generated from sales of manufactured products to third parties, primarily in the VMHS product category.

INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
INCOME TAXES
INCOME TAXES

10.  INCOME TAXES

The Company recognized  $30.4 million of income tax expense (or 39.8% of pretax income) during the six months ended June 30, 2011 compared to  $29.6 million (or 36.7% of pretax income) for the same period in 2010.  For the six months ended June 30, 2011, income tax expense includes  $2.3 million, or 3.0% of pretax income, related to non deductible costs incurred related to the IPO.

The Company files a consolidated U.S. federal tax return and various consolidated and separate tax returns as prescribed by the tax laws of the state, local, and international jurisdictions in which it and its subsidiaries operate.  The Company has been audited by the Internal Revenue Service (the “IRS”) through its March 15, 2007 tax year.  The Company has various state, local and international jurisdiction tax years open to examination (the earliest open period is 2003), and is also currently under audit in certain state and local jurisdictions.  As of June 30, 2011, the Company believes that it has appropriately reserved for any potential federal, state, local and international income tax exposures.

The Company recorded additional unrecognized tax benefits of approximately  $0.7 million during the six months ended June 30, 2011.  The additional unrecognized tax benefits recorded during the six months ended June 30, 2011 are principally related to the continuation of previously taken tax positions.  As of June 30, 2011 and December 31, 2010, the Company had  $9.4 million and  $8.7 million, respectively, of unrecognized tax benefits.  As of June 30, 2011, the Company is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months. The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is  $9.4 million.  The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company had accrued approximately  $3.2 million and  $2.7 million, respectively, for June 30, 2011 and December 31, 2010 in potential interest and penalties associated with uncertain tax positions.  To the extent interest and penalties are not assessed with respect to the ultimate settlement of uncertain tax positions, amounts previously accrued will be reduced and reflected as a reduction of the overall income tax provision.

NOTE 5. INCOME TAXES

          Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

          Significant components of the Company's deferred tax assets and liabilities at each respective period consisted of the following:

	December 31, 2010			December 31, 2009
	Assets	Liabilities	Net	Assets	Liabilities	Net
Deferred Tax:
Current assets (liabilities):
Operating reserves	$3,018	$—	$3,018	$2,906	$—	$2,906
Deferred revenue	2,257	—	2,257	1,727	—	1,727
Prepaid expenses	—	(7,032)	(7,032)	—	(10,170)	(10,170)
Accrued worker compensation	2,270	—	2,270	2,167	—	2,167
Foreign tax credits	208	—	208	1,035	—	1,035
Interest rate swap	1,600	—	1,600	—	—	—
Other	2,970	(1,284)	1,686	3,401	(1,688)	1,713

Total current	$12,323	$(8,316)	$4,007	$11,236	$(11,858)	$(622)
Non-Current assets (liabilities):
Intangibles	$—	$(312,119)	$(312,119)	$—	$(308,724)	$(308,724)
Fixed assets	8,285	—	8,285	5,255	—	5,255
Stock compensation	3,871	—	3,871	2,705	—	2,705
Net operating loss carryforwards	7,432	—	7,432	8,100	—	8,100
Interest rate swap	1,119	—	1,119	5,343	—	5,343
Other	9,882	(2,067)	7,815	5,957	—	5,957
Valuation allowance	$(4,418)	—	(4,418)	(7,530)	—	(7,530)

Total non-current	$26,171	$(314,186)	$(288,015)	$19,830	$(308,724)	$(288,894)

Total net deferred taxes	$38,494	$(322,502)	$(284,008)	$31,066	$(320,582)	$(289,516)

          As of December 31, 2010 and 2009, the Company had deferred tax assets relating to state NOLs in the amount of  $7.4 million and  $8.1 million, respectively. With the exception of  $3.0 million and  $0.6 million of deferred tax assets as of December 31, 2010 and 2009, respectively, a valuation allowance was provided for all the state NOLs as the Company currently believes that these NOLs, with lives ranging from five to twenty years, may not be realizable prior to their expiration. During 2010, the Company recorded a valuation allowance adjustment of  $3.1 million, which reduced income tax expense. This valuation allowance adjustment reflects a change in circumstances that caused a change in judgment about the realizability of certain deferred tax assets related to state net operating losses. The effect of this tax benefit is included in the income tax reconciliation table under the caption "state income taxes, net of federal tax benefit".

          The Company does not have any undistributed earnings of international subsidiaries, at December 31, 2010 and 2009, as these subsidiaries are either considered to be a branch for U.S. tax purposes, or incur cumulative net operating losses.

          Income before income taxes consisted of the following components:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
	(in thousands)
Domestic	$146,314	$104,003	$79,669
Foreign	716	7,083	6,941

Total income before income taxes	$147,030	$111,086	$86,610

          Income tax expense/(benefit) for all periods consisted of the following components:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
	(in thousands)
Current:
Federal	$47,483	$10,320	$3,022
State	10,422	6,700	3,402
Foreign	690	3,111	1,157

	58,595	20,131	7,581
Deferred:
Federal	(3,747)	20,548	22,753
State	(4,385)	883	1,618
Foreign	—	—	—

	(8,132)	21,431	24,371

Income tax expense (benefit)	$50,463	$41,562	$31,952

          The following table summarizes the differences between the Company's effective tax rate for financial reporting purposes and the federal statutory tax rate.

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Percent of pretax earnings:
Statutory federal tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
State income tax, net of federal tax benefit	0.9%	2.6%	2.6%
Other permanent differences	0.8%	0.9%	1.2%
International operations, net of foreign tax credits	0.1%	(0.6)%	0.0%
Federal tax credits and income deductions	(4.1)%	(1.4)%	(2.5)%
Tax impact of uncertain tax positions and other	1.6%	0.9%	0.6%

Effective income tax rate	34.3%	37.4%	36.9%

          Due to the Company being able to fully utilize its remaining federal net operating losses in 2009, the Company was able to realize additional federal income tax benefits during 2010 related to certain federal tax credits and incentives.

          In addition, at December 31, 2010 and 2009, the Company had a liability of  $8.7 million and  $6.8 million, respectively, for unrecognized tax benefits. The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. Accrued interest and penalties were  $2.9 million and  $2.2 million as of December 31, 2010 and 2009, respectively.

          As of December 31, 2010, the Company was not aware of any positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

          The Company files a consolidated federal tax return and various consolidated and separate tax returns as prescribed by the tax laws of the state and local jurisdictions in which it and its subsidiaries operate. The Company has been audited by the Internal Revenue Service, ("IRS"), through its March 15, 2007 tax year. The IRS commenced an examination of the Company's 2005, 2006 and short period 2007 federal income tax returns in February 2008. The IRS issued an examination report in the second quarter of 2009, the Company received notification from the IRS that the Joint Committee of Taxation had completed its review and had taken no exceptions to the conclusions reached by the IRS. As such the Company recorded a discrete tax benefit of  $0.9 million for the reduction of its liability of unrecognized tax benefits. The Company has various state and local jurisdiction tax years open to examination (earliest open period 2004), and the Company also has certain state and local jurisdictions currently under audit. As of December 31, 2010, the Company believes that it is appropriately reserved for any potential federal and state income tax exposures.

          A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(in thousands)
Balance of unrecognized tax benefits at beginning of period	$6,776	$5,542	$6,871
Additions for tax positions taken during current period	1,027	1,881	1,620
Additions for tax positions taken during prior periods	1,880	2,108	—
Reductions for tax positions taken during prior periods	(39)	(2,264)	(2,059)
Settlements	(924)	(491)	(890)

Balance of unrecognized tax benefits at end of period	$8,720	$6,776	$5,542

          At December 31, 2010, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was  $8.7 million. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that its unrecognized tax benefits reflect the most likely outcome. The Company adjusts these unrecognized tax benefits, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash. Favorable resolution would be recognized as a reduction to the Company's effective income tax rate in the period of resolution.

FAIR VALUE MEASUREMENT	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENT

NOTE 11.   FAIR VALUE MEASUREMENT

The standard on fair market measurement defines fair value, establishes a consistent framework for measuring fair value, and expands disclosures for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1 -        observable inputs such as quoted prices in active markets for identical assets and liabilities;

Level 2 -       observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, other inputs that are observable, or can be corroborated by observable market data; and

Level 3 -      unobservable inputs for which there are little or no market data, which require the reporting entity to develop its own assumptions.

The following table presents the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of June 30, 2011 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(unaudited)
	(in thousands)

Other current liabilities	$-	$-	$-

Other long-term liabilities	$3,509	$-	$-

The following table presents the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)

Other current liabilities	$-	$4,395	$-

Other long-term liabilities	$3,034	$3,074	$-

The following is a description of the valuation methodologies used for these items, as well as the general classification of such items pursuant to the fair value hierarchy of the standard on fair value measurements and disclosures:

Other Current Liabilities and Other Long-term Liabilities. Other current liabilities and long-term liabilities classified as Level 1 consist of liabilities related to the Company’s non-qualified deferred compensation plan. The liabilities related to this plan are adjusted based on changes in the fair value of the underlying employee-directed investment choices. Since the employee-directed investment choices are exchange traded equity indexes with quoted prices in active markets, the liabilities are classified within Level 1 on the fair value hierarchy.  Other current liabilities and long-term liabilities classified as Level 2 consisted of the Company’s interest rate swaps which were terminated on March 4, 2011.

In addition to the above table, the Company’s financial instruments also consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt.  The Company did not elect to value its long-term debt with the fair value option in accordance with the standard on financial instruments.  The Company believes that the recorded values of all of its other financial instruments approximate their fair values because of their nature and respective durations.

NOTE 24. FAIR VALUE MEASUREMENTS

          As described in Note 2, the Company adopted the provisions of the new standard on fair value measurements and disclosures as of January 1, 2008. This standard defines fair value, establishes a consistent framework for measuring fair value, and expands disclosures for each major asset and liability category measured at fair value on either a recurring or nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1	—	observable inputs such as quoted prices in active markets for identical assets and liabilities;
Level 2	—
observable inputs such as quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, other inputs that are observable, or can be corroborated by observable market data; and
Level 3	—	unobservable inputs for which there are little or no market data, which require the reporting entity to develop its own assumptions.

          The following table presents the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2010 by level within the fair value hierarchy:

	Fair Value Measurements Using
	Level 1	Level 2	Level 3
	(in thousands)
Other current liabilities	$—	$(4,395)	$—
Other long-term liabilities	$(3,034)	$(3,074)	$—

          The following is a description of the valuation methodologies used for these items, as well as the general classification of such items pursuant to the fair value hierarchy of the standard on Fair Value Measurements and Disclosures:

          Other current liabilities and long-term liabilities — Other current liabilities and long-term liabilities classified as Level 1 consist of liabilities related to the Company's non-qualified deferred compensation plan. The liabilities related to these plans are adjusted based on changes in the fair value of the underlying employee-directed investment choices. Since the employee-directed investment choices are exchange traded equity indexes with quoted prices in active markets, the liabilities are classified as within Level 1 on the fair value hierarchy. Other current liabilities and long-term liabilities classified as Level 2 consist of the Company's interest rate swaps. The derivatives are a pay-variable, receive-fixed interest rate swap based on a LIBOR rate. Fair value is based on a model-derived valuation using the LIBOR rate, which is an observable input in an active market. Therefore, the Company's derivative is classified as Level 2 on the fair value hierarchy.

          In addition to the above table, the Company's financial instruments also consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The Company did not elect to value its long-term debt with the fair value option in accordance with the standard on Financial Instruments. The Company believes that the recorded values of all of its other financial instruments approximate their fair values because of their nature and respective durations.

RELATED PARTY TRANSACTIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 12. RELATED PARTY TRANSACTIONS

Management Services Agreement. Together with Holdings’ wholly owned subsidiary, GNC Acquisition Inc., Holdings entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’) with GNC Parent Corporation on February 8, 2007. Pursuant to the Merger Agreement and on March 16, 2007, GNC Acquisition Inc. was merged with and into GNC Parent Corporation, with GNC Parent Corporation as the surviving corporation and our wholly owned subsidiary (the ‘‘Merger’’). In connection with the Merger, on March 16, 2007, Holdings entered into a Management  Services Agreement (the “ACOF Management Services Agreement”)  with ACOF Operating Manager II, L.P. (“ACOF Manager”), an affiliate of Ares Corporate Opportunities Fund II, L.P. (“Ares”), one of Holdings’ sponsors.  The ACOF Management Service Agreement provided for an annual management fee of  $750,000, payable quarterly and in advance to ACOF Manager, on a pro rata basis, until the tenth anniversary from March 16, 2007 plus any one-year extensions (which extensions occurred automatically on each anniversary date of March 16, 2007), as well as reimbursements for ACOF Manager’s and its affiliates’ out-of-pocket expenses in connection with the management services provided under the ACOF Management Services Agreement.  For the six months ended June 30, 2011 and 2010,  $187,500 and  $375,000, respectively, had been paid pursuant to this agreement.

The ACOF Management Services Agreement provided that upon consummation of a change in control transaction or a bona fide initial public offering, ACOF Manager would receive, in lieu of quarterly payments of the annual management fee, an automatic fee equal to the net present value of the aggregate annual management fee that would have been payable to ACOF Manager during the remainder of the term of the agreement, calculated in good faith by Holdings’ board of directors (the “Board”).  Upon consummation of the IPO in April 2011,  $5.6 million was paid pursuant to this agreement and the agreement was terminated. This amount was accrued and expensed in transaction related costs during the period ended March 31, 2011.

Special Dividend. Ontario Teachers’ Pension Plan Board (“OTPP”), as the holder of Holdings’ Class B common stock, was entitled to receive an annual special dividend payment equal to an aggregate amount of  $750,000 per year when, as and if declared by the Board (the “Special Dividend”). The Special Dividend was payable in equal quarterly installments on the first day of each quarter commencing on April 1, 2007 and for ten years thereafter (the “Special Dividend Period”).  For the six months ended June 30, 2011 and 2010,  $187,500 and  $375,000, respectively, was paid pursuant to this arrangement.

Upon the consummation of a change in control transaction or a bona fide initial public offering, OTPP was entitled to receive, in lieu of quarterly payments of the special dividend payments, an automatic payment equal to the net present value of the aggregate amount of the special dividend payments that would have been payable to OTPP during the remainder of the Special Dividend Period, calculated in good faith by the Board.  Upon consummation of the IPO in April 2011,  $5.6 million was paid to OTPP and the arrangement was terminated.  This amount was accrued and expensed in transaction related costs during the period ended March 31, 2011.

2007 Senior Credit Facility.  Upon consummation of the Merger, Centers entered into the 2007 Senior Credit Facility, under which various funds affiliated with Ares, were lenders.  Under the 2007 Senior Credit Facility, these affiliated funds made term loans to Centers in the amount of  $65.0 million and  $62.1 million, as of the consummation of the Merger and December 31, 2010, respectively.  In addition, as of December 31, 2010, an aggregate of  $2.9 million in principal and  $11.0 million in interest had been paid to affiliates of Ares in respect of amounts borrowed under the 2007 Senior Credit Facility.  Borrowings under the 2007 Senior Credit Facility had accrued interest at a weighted average rate of 4.6% per year.  In connection with the Refinancing and as of March 4, 2011, the remaining principal amount of  $62.1 million and an additional amount of  $0.5 million in interest was paid to affiliates of Ares.

2011 Senior Credit Facility.  Various funds affiliated with Ares are lenders under the 2011 Senior Credit Facility.  These affiliated funds have made term loans to Centers in the amount of  $120.0 million.  In connection with the Company’s repayment of  $300.0 million of outstanding borrowings under the Term Loan Facility with proceeds from the IPO, funds affiliated with Ares received approximately  $30.0 million, representing their pro rata positions in the Term Loan Facility.  Interest represented  $0.1 million of the  $30.0 million paid to funds affiliated with Ares.

Lease Agreements.  At June 30, 2011 and 2010, the Company was party to 18 and 21 lease agreements, respectively, as lessee, with Cadillac Fairview Corporation, a direct wholly owned subsidiary of OTPP, as lessor, with respect to properties located in Canada.  For the six months ended June 30, 2011 and 2010, the Company paid  $1.3 million and  $1.5 million, respectively, under the lease agreements.  Each lease was negotiated in the ordinary course of business on an arm’s length basis.

NOTE 25. RELATED PARTY TRANSACTIONS

          Management Services Agreement.    In connection with the Merger, Holdings entered into a Management Services Agreement with ACOF Operating Manager II, L.P. ("ACOF Operating Manager II"), an affiliate of Ares. Under the agreement, ACOF Operating Manager II provides Holdings and its subsidiaries with certain services in exchange for an annual fee of  $750,000, as well as customary fees for services rendered in connection with certain major financial transactions, plus reimbursement of expenses and a tax gross-up relating to a non-tax deductible portion of the fee. In addition, upon consummation of the Merger, Holdings incurred an aggregate fee of  $5.0 million, plus reimbursement of expenses, payable to ACOF Operating Manager II for services rendered in connection with the Merger. As of December 31, 2010,  $2.8 million had been paid pursuant to this agreement.

          Special Dividend.    OTPP, as the holder of Holdings' Class B common stock, is entitled to receive ratable an annual special dividend payment equal to an aggregate amount of  $750,000 per year when, as and if declared by the board of directors, for the Special Dividend Period. The special dividend is payable in equal quarterly installments on the first day of each quarter commencing on April 1, 2007. As of December 31, 2010,  $2.8 million had been paid to OTPP.

          Credit Facility.    Upon consummation of the Merger, Centers entered into a  $735.0 million credit agreement, of which various funds affiliated with one of Holdings' sponsors, Ares, are investors. As of December 31, 2010 and 2009, certain affiliates of Ares held approximately  $65.0 million and  $62.1 million, respectively of term loans under the Senior Credit Facility. In addition, as of December 31, 2010, an aggregate of  $2.9 million in principal and  $11.0 million in interest has been paid to affiliates of Ares in respect of amounts borrowed under the Senior Credit Facility. Borrowings under the Senior Credit Facility have accrued interest at a weighted average rate of 4.6% per year.

          Stock Purchase.    During the third and fourth quarters of 2008, Axcel Partners III, LLC, of which an officer and director of the Company is a member, purchased 273,215 shares of Class A common stock of the Company at a price of  $6.82 per share, for an aggregate purchase price of  $1.9 million and 45,478 shares of Class A common stock of Holdings at a price of  $7.08 per share, for an aggregate purchase price of  $0.3 million, respectively and 110,151 and 18,710 shares of Series A preferred stock of the Company at a price of  $5.00 per share plus accrued and unpaid dividends through the dates of purchase, for an aggregate purchase price of  $0.6 million and  $0.1 million, respectively.

          Lease Agreements.    At December 31, 2010, General Nutrition Centres Company, an indirect wholly owned subsidiary of Holdings, was party to 19 lease agreements, as lessee, with Cadillac Fairview Corporation, a direct wholly owned subsidiary of OTPP, as lessor, with respect to properties located in Canada. For the years ended December 31, 2010, 2009 and 2008, the Company paid  $2.8 million,  $2.4 million and  $2.5 million, respectively, under the lease agreements and as of December 31, 2010, the aggregate future minimum lease payments under the lease agreements was  $19.3 million. Each lease was negotiated in the ordinary course of business on an arm's length basis.

          Product Purchases.    During the Company's 2010 fiscal year, it purchased certain fish oil and probiotics products manufactured by Lifelong Nutrition, Inc. ("Lifelong") for resale under the Company's proprietary brand name GNC WELLbeING®. Carmen Fortino, who serves as one of the directors of Holdings, is the Managing Director, a member of the Board of Directors and a stockholder of Lifelong's parent company. The aggregate value of the products the Company purchased from Lifelong was  $2.3 million and  $3.3 million for the 2010 and 2009 fiscal years, respectively. Effective December 31, 2010, Lifelong's parent company was sold to a third party and Mr. Fortino resigned his positions at Lifelong.

          Product Development and Distribution Agreement.    On June 3, 2010, General Nutrition Corporation, a wholly owned subsidiary of the Company, and Lifelong entered into a Product Development and Distribution Agreement (the "Lifelong Agreement"), pursuant to which General Nutrition Corporation and Lifelong will develop a branded line of supplements to be manufactured by Lifelong. As described above, Mr. Fortino was the Managing Director, a member of the board of directors and a stockholder of Lifelong's parent company. Products manufactured under the Lifelong Agreement and sold in the Company's stores will be purchased by the Company from Lifelong; products sold outside of the Company's stores will be subject to certain revenue sharing arrangements. For the year ended December 31, 2010, the Company made  $1.3 million in product purchases from Lifelong under the Lifelong Agreement. Effective December 31, 2010, Lifelong's parent company was sold to a third party and Mr. Fortino resigned his positions at Lifelong.

Document and Entity Information	3 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	Jul. 31, 2011 Class A Common Stock	Jul. 31, 2011 Class B Common Stock
Entity Registrant Name	GNC HOLDINGS, INC.
Entity Central Index Key	0001502034
Document Type	S-1
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding			90,068,598	13,782,311
Document Fiscal Year Focus		2011
Document Fiscal Period Focus		Q2